United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-8042

(Investment Company Act File Number)

Federated Insurance Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 12/31/15

Date of Reporting Period: 12/31/15

Item 1. Reports to Stockholders

Annual Shareholder Report
December 31, 2015
Share Class
Primary
Service

Federated Managed Tail Risk Fund II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2015 through December 31, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Managed Tail Risk Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2015, was -6.29% for the Primary Shares and -6.43% for the Service Shares. The total return of the S&P 500 Index (S&P 500),1 the Fund's broad-based securities market index, was 1.38% for the same period. The total returns of the MSCI All Country World Index (MSCI ACWI) and the Barclays U.S. Universal Index (BUSUI) were -2.36% and 0.43%, respectively. Weighting these benchmarks (60% MSCI ACWI and 40% BUSUI),2 the total return of the blended benchmark (“Blended Index”) was -1.04%. The Fund's total returns reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the Fund's investment strategy was affected by: (a) the Fund's targeted neutral asset allocation; (b) tactical allocation relative to these neutral points; (c) the security selection of the underlying Funds; and (d) the Fund's tactical overlay. The tactical overlay was the most significant factor affecting the Fund's performance relative to the Blended Index.
The following discussion will focus on the performance of the Fund's Primary Shares.
MARKET OVERVIEW
The reporting period was best categorized as an oscillating market environment caused by multiple macro-economic headlines. The most notable were world growth fears sparked by a surprise devaluation of the yuan by the People's Bank of China and uncertainty as to the timing of the Federal Reserve's (the “Fed”) target interest rate hike, which caused the S&P 500 to decline -10.18% in just four short trading days ending August 25th. Despite the potential rate-hike, U.S. yields fell during the reporting period, boosting bond returns.
U.S. equities continued to outperform those of the rest of the world, as well as fixed income, with the S&P 500 returning 1.38% compared with the -0.81% return of the MSCI EAFE Index3 and the 0.55% return of the Barclays U.S. Aggregate Bond Index.4 Given supply increases, soft demand and a strong U.S. Dollar, commodity prices fell significantly, as measured by the -26.68% return of the DBIQ Optimum Yield Diversified Commodity Index.5 Benign inflation expectations led to underperformance of the Treasury Inflation-Protected Securities (TIPS) asset class, as the total return of U.S. TIPS, as measured by the Barclays U.S. TIPS Index,6 was -1.44%.
Market volatility7 slightly decreased from a moderately high level during the reporting period, with the Chicago Board Options Exchange (CBOE) Volatility Index (VIX),8 a measure of implied forward volatility of the S&P 500, moving from 19.20 to 18.21. This slight decrease in the VIX belied the large swings of volatility during the year. Geopolitical fears escalated in late January, the Greek debt crisis erupted in June and China growth concerns and Fed rate hike fears appeared in August. In the first instance, the VIX close peaked at 22.39 on January 15, before dropping down as low as 12.11 on June 23. Another peak occurred in June at 18.85, following the Greek debt fears. However, both of these were dwarfed by the 40.74 peak on August 24, the highest level since August 2011. By the end of the reporting period, the VIX had decreased again; however, many headline risks remained.
NEUTRAL ASSET ALLOCATION
The diversified9 neutral allocation, which was intended to provide resilience in down markets, was tilted toward fixed-income10 investments relative to the Blended Index. Also, the fixed-income portion of the Fund held TIPS, commodities and floating rate notes for inflation protection, which underperformed fixed-rate bonds. The diversified mix succeeded in having a lower volatility than that of the benchmark, but it moderated returns over the reporting period.
TACTICAL ALLOCATION
The Fund was overweight domestic equities and underweight commodities, which added value during the reporting period.
SECURITY SELECTION
Security selection in our Domestic Small-Cap Value Equity sleeve and the International11 Equity sleeve added to Fund performance. This was partially offset by negative security selection in the Fund's Fixed Income sleeve.
TACTICAL OVERLAY
The Fund uses an S&P 500 futures12 overlay to reduce Fund risk in markets with unusually high volatility. During the reporting period, the volatility of the market, as measured by the VIX, oscillated from five-year lows to four-year highs, spiking three times: in January, June and August. During these times of heightened volatility, in January and August, the Fund entered short positions to hedge the neutral weight equity. Other than those two time periods of heightened volatility, the Fund maintained no equity overlay during the reporting period. The overlay detracted value, mostly during the sharp spike in October. At the end of the reporting period, the Fund had no overlay position.
Annual Shareholder Report
1

1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index (60% MSCI ACWI and 40% BUSUI). The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests.
3	The MSCI EAFE Index is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the United States and Canada. With 906 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
4	The Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities. The index is unmanaged, and it is not possible to invest directly in an index.
5	The DBIQ Optimum Yield Diversified Commodity Index is based on 14 commodities drawn from the energy, precious metals, industrial metals and agriculture sectors. The index is unmanaged, and it is not possible to invest directly in an index.
6	The Barclays U.S. TIPS Index represents a market index made up of U.S. TIPS. The index is unmanaged, and it is not possible to invest directly in an index.
7	Volatility is a statistical measurement of the frequency and level of changes in the value of an asset, index or instrument without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings.
8	The CBOE Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. The index is unmanaged, and it is not possible to invest directly in an index.
9	Diversification does not assure a profit nor protect against loss.
10	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
11	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
12	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Managed Tail Risk Fund II from December 31, 2005 to December 31, 2015, compared to the Standard & Poor's 500 Index (S&P 500),2 the Fund's broad-based securities market index, and a blended index comprised of 60% of the MSCI All Country World Index (MSCI ACWI) and 40% of the Barclays U.S. Universal Index (BUSUI) (the “Blended Index”).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2015
Average Annual Total Returns for the Period Ended 12/31/2015
	1 Year	5 Years	10 Years
Primary Shares	-6.29%	2.43%	2.70%
Service Shares	-6.43%	2.19%	2.45%
S&P 500	1.38%	12.57%	7.31%
Blended Index	-1.04%	5.24%	5.06%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, the MSCI ACWI and the BUSUI have been adjusted to reflect reinvestment of dividends on securities in the index.
The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.	2
The MSCI ACWI captures large- and mid-cap representation across 23 developed markets and 23 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. The BUSUI covers USD-denominated taxable bonds that are rated either investment-grade or high-yield. The indexes are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.	3
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2015, the Fund's portfolio composition1 was as follows:
Sector	Percentage of Total Net Assets
Securities Sold Short	(3.3)%
Derivative Contracts—Short (notional value)[2]	(2.9)%
Domestic Equity Securities	38.4%
International Equity Securities	23.7%
U.S. Treasury Securities	6.8%
Trade Finance Agreements	5.4%
Domestic Fixed-Income Securities	5.0%
U.S. Government Agency Mortgage-Backed Securities	1.5%
International Fixed-Income Securities	1.0%
Non-Agency Mortgage-Backed Securities	0.4%
Asset-Backed Securities	0.3%
Floating Rate Loan	0.2%
Foreign Governments/Agencies	0.2%
Adjustment for Derivative Contracts (notional value)[2]	2.9%
Derivative Contracts[3,4]	0.0%
Other Security Types[5]	5.7%
Cash Equivalents[6]	10.9%
Other Assets and Liabilities—Net[7]	3.8%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Represents the notional value of S&P 500 futures contracts held by the Federated Prudent Bear Fund and Federated Absolute Return Fund.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Represents less than 0.1%.
5	Other Security Types consist of exchange-traded funds and purchased options.
6	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2015
Shares, Contracts or Principal Amount			Value
		INVESTMENT COMPANIES—84.3%[1]
14,715		Emerging Markets Fixed Income Core Fund	$496,757
1,634,101		Federated Absolute Return Fund, Institutional Shares	16,749,537
42,894		Federated Bank Loan Core Fund	416,070
931,097		Federated Clover Small Value Fund, Institutional Shares	21,219,690
360,692		Federated Emerging Markets Equity Fund, Institutional Shares	2,784,539
1,102,122		Federated Equity Income Fund, Inc., Institutional Shares	24,114,435
292,664		Federated InterContinental Fund, Institutional Shares	13,676,176
994,351		Federated Intermediate Corporate Bond Fund, Institutional Shares	9,098,314
423,226		Federated International Leaders Fund, Class R6 Shares	13,060,753
3,721,372		Federated International Strategic Value Dividend Fund, Institutional Shares	13,062,015
1,230,822		Federated Kaufmann Large Cap Fund, Class R6 Shares	23,213,304
384,638		Federated Mortgage Core Portfolio	3,788,683
1,381,721		Federated Project and Trade Finance Core Fund	12,919,089
3,801,433		Federated Prudent Bear Fund, Institutional Shares	8,287,124
2,447,987		Federated Strategic Value Dividend Fund, Institutional Shares	13,806,645
968		Federated U.S. Gov't Securities Fund 2-5 Years, Institutional Shares	10,567
289,163		High Yield Bond Portfolio	1,682,926
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $196,214,206)	178,386,624
		CORPORATE BONDS—0.8%
$30,000		ACE INA Holdings, Inc., 3.350%, 5/03/2026	29,952
25,000		Advance Auto Parts, Inc., 4.500%, 12/01/2023	25,543
60,000		Altria Group, Inc., Sr. Unsecd. Note, 4.000%, 01/31/2024	62,271
150,000		American Honda Finance Co, Unsecd. Deb., Series MTN, 2.250%, 8/15/2019	150,460
60,000		Atmos Energy Corp., Sr. Unsecd. Note, 4.125%, 10/15/2044	57,597
75,000		Autodesk, Inc., Sr. Unsecd. Note, 4.375%, 6/15/2025	73,849
100,000		AutoZone, Inc., Sr. Unsecd. Note, 3.250%, 4/15/2025	96,961
20,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.250%, 02/01/2019	20,092
50,000		Bank of America Corp., Sub. Note, Series L, 3.950%, 4/21/2025	48,787
100,000		Becton, Dickinson and Co., Sr. Unsecd. Note, 4.685%, 12/15/2044	101,281
100,000		Canadian Natural Resources Ltd., 3.900%, 2/01/2025	87,449
22,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 03/01/2023	21,178
30,000		Comerica, Inc., 3.800%, 7/22/2026	29,609
50,000	[2,3]	Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 09/16/2023	48,875
40,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 02/01/2024	35,722
50,000		Energy Transfer Partners, Sr. Unsecd. Note, 4.050%, 3/15/2025	41,161
50,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.250%, 06/15/2022	50,730
50,000		Host Hotels & Resorts LP, Sr. Unsecd. Note, Series E, 4.000%, 6/15/2025	48,041
40,000		Invesco Finance PLC, Sr. Unsecd. Note, 3.750%, 1/15/2026	40,357
40,000	[2,3]	Liberty Mutual Group, Inc., Series 144A, 4.850%, 8/01/2044	37,189
70,000		Liberty Property LP, Sr. Unsecd. Note, 3.750%, 4/01/2025	67,708
15,000		Mondelez International, Inc., Sr. Unsecd. Note, 4.000%, 02/01/2024	15,498
25,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.700%, 09/15/2019	24,912
50,000		ProLogis LP, Sr. Unsecd. Note, 3.350%, 02/01/2021	50,692
100,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.600%, 05/15/2044	99,888
25,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 03/01/2024	25,516
25,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 5.500%, 6/15/2045	23,952
Annual Shareholder Report
5

Shares, Contracts or Principal Amount			Value
		CORPORATE BONDS—continued
$125,000		Verizon Communications, Inc., Sr. Unsecd. Note, 5.150%, 09/15/2023	$137,650
25,000		Viacom, Inc., Sr. Unsecd. Note, 3.875%, 04/01/2024	23,485
30,000		Visa, Inc., Sr. Unsecd. Note, 3.150%, 12/14/2025	30,101
90,000		Williams Partners LP, 4.900%, 1/15/2045	57,463
10,000		Williams Partners LP, 5.100%, 9/15/2045	6,600
55,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.550%, 04/15/2026	54,494
		TOTAL CORPORATE BONDS (IDENTIFIED COST $1,652,361)	1,725,063
		ASSET-BACKED SECURITIES—0.2%
150,000		American Express Credit Account Master Trust 2014-1, A, 0.543%, 12/15/2021	149,593
125,000		Capital One Multi Asset Execution Trust 2014-A4, A4, 0.526%, 06/15/2022	125,074
150,000	[2,3]	Penarth Master Issuer 2015-1A, A1, 0.760%, 03/18/2019	149,854
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $425,000)	424,521
		COMMERCIAL MORTGAGE-BACKED SECURITIES—0.2%
225,000		Citigroup Commercial Mortgage Trust 2015-GC33 AS, 4.114%, 9/10/2058	230,043
50,000		Commercial Mortgage Trust 2015-DC1 AM, 3.724%, 2/10/2048	50,344
105,000		WF-RBS Commercial Mortgage Trust 2014-C25 B, 4.236%, 11/15/2047	105,925
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $391,380)	386,312
		EXCHANGE-TRADED FUNDS—5.0%
84,481		iShares Dow Jones U.S. Real Estate Index Fund	6,345,368
320,592	[4]	PowerShares DB Commodity Index Tracking Fund	4,283,109
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $13,646,519)	10,628,477
		U.S. TREASURY—5.1%
$432,289		U.S. Treasury Inflation-Protected Bond, 0.750%, 2/15/2045	376,862
743,245		U.S. Treasury Inflation-Protected Bond, 1.375%, 2/15/2044	756,126
1,555,361		U.S. Treasury Inflation-Protected Bond, 1.750%, 1/15/2028	1,699,029
793,295		U.S. Treasury Inflation-Protected Bond, 2.000%, 1/15/2026	881,838
3,047		U.S. Treasury Inflation-Protected Note, 0.125%, 4/15/2020	3,010
48,200		U.S. Treasury Inflation-Protected Note, 0.250%, 1/15/2025	46,005
100,272		U.S. Treasury Inflation-Protected Note, 0.375%, 7/15/2025	97,089
934,697		U.S. Treasury Inflation-Protected Note, 2.000%, 1/15/2016	934,113
989,769		U.S. Treasury Inflation-Protected Note, Series A-2024, 0.625%, 1/15/2024	978,789
882,368		U.S. Treasury Inflation-Protected Note, Series D-2018, 1.375%, 7/15/2018	913,538
1,648,972		U.S. Treasury Inflation-Protected Note, Series D-2020, 1.250%, 7/15/2020	1,715,575
551,920		U.S. Treasury Inflation-Protected Note, Series D-2024, 0.125%, 7/15/2024	524,396
1,280,094		U.S. Treasury Inflation-Protected Note, Series W-2016, 0.125%, 4/15/2016	1,274,544
507,515		U.S. Treasury Inflation-Protected Note, Series X-2019, 0.125%, 4/15/2019	504,541
1,000		United States Treasury Bond, 3.000%, 11/15/2044	997
2,000		United States Treasury Bond, 3.000%, 5/15/2045	1,992
		TOTAL U.S. TREASURY (IDENTIFIED COST $11,061,337)	10,708,444
		PURCHASED CALL OPTIONS—0.5%
400		SPDR S&P 500 ETF Trust, Strike Price $200, Expiration Date, 6/17/2016	462,600
325		SPDR S&P 500 ETF Trust, Strike Price $200, Expiration Date, 12/16/2016	500,662
250		SPDR S&P 500 ETF Trust, Strike Price $210, Expiration Date, 3/18/2016	71,000
		TOTAL PURCHASED CALL OPTIONS (IDENTIFIED COST $952,325)	1,034,262
Annual Shareholder Report
6

Shares, Contracts or Principal Amount		Value
	REPURCHASE AGREEMENT—3.7%
$7,892,000	Interest in $600,000,000 joint repurchase agreement 0.32%, dated 12/31/2015 under which Bank of America, N.A. will repurchase securities provided as collateral for $600,021,333 on 1/4/2016. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 2/25/2044 and the market value of those underlying securities was $618,021,974. (AT COST)	$7,892,000
	TOTAL INVESTMENTS—99.8% (IDENTIFIED COST $232,235,128)[5]	211,185,703
	OTHER ASSETS AND LIABILITIES - NET—0.2%[6]	512,779
	TOTAL NET ASSETS—100%	$211,698,482
At December 31, 2015, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
[4]United States Ultra Bond Long Futures	10	$1,586,875	March 2016	$20,212
[4]United States Treasury Notes 2-Year Long Futures	28	$6,082,563	March 2016	$ (10,563)
[4]United States Treasury Notes 5-Year Short Futures	8	$946,563	March 2016	$2,357
[4]United States Treasury Notes 10-Year Short Futures	27	$3,399,469	March 2016	$5,299
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$17,305
Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	Affiliated holdings.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2015, these restricted securities amounted to $235,918, which represented 0.1% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2015, these liquid restricted securities amounted to $235,918, which represented 0.1% of total net assets.
4	Non-income-producing security.
5	The cost of investments for federal tax purposes amounts to $232,714,042.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
7

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Investment Companies[1]	$159,083,099	$19,303,525	$—	$178,386,624
Debt Securities:
Corporate Bonds	—	1,725,063	—	1,725,063
Asset-Backed Securities	—	424,521	—	424,521
Commercial Mortgage-Backed Securities		386,312		386,312
U.S. Treasury	—	10,708,444	—	10,708,444
Purchased Call Options	1,034,262	—	—	1,034,262
Exchange-Traded Funds	10,628,477	—	—	10,628,477
Repurchase Agreement	—	7,892,000	—	7,892,000
TOTAL SECURITIES	$170,745,838	$40,439,865	$—	$211,185,703
Other Financial Instruments[2]
Assets	27,868	—	—	27,868
Liabilities	(10,563)	—	—	(10,563)
TOTAL OTHER FINANCIAL INSTRUMENTS	$17,305	$—	$—	$17,305
1	Emerging Markets Fixed Income Core Fund, Federated Bank Loan Core Fund, Federated Mortgage Core Portfolio, Federated Project and Trade Finance Core Fund and High Yield Bond Portfolio are affiliated holdings offered only to registered investment companies and other accredited investors. Investments in these funds are deemed Level 2 due to the fact that the net asset value (the NAV) is not publicly available and, with respect to Federated Project and Trade Finance Core Fund due to the fact that the price of shares redeemed may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.
2	Other financial instruments include futures contracts.
The following acronym is used throughout this portfolio:
MTN	—Medium Term Note
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$5.55	$7.06	$6.25	$6.02	$6.40
Income From Investment Operations:
Net investment income	0.08	0.08[1]	0.11[1]	0.07	0.04
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(0.42)	(0.13)	0.91	0.54	(0.38)
TOTAL FROM INVESTMENT OPERATIONS	(0.34)	(0.05)	1.02	0.61	(0.34)
Less Distributions:
Distributions from net investment income	(0.09)	(0.12)	(0.07)	(0.03)	(0.04)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.01)	(1.34)	(0.14)	(0.35)	—
TOTAL DISTRIBUTIONS	(0.10)	(1.46)	(0.21)	(0.38)	(0.04)
Net Asset Value, End of Period	$5.11	$5.55	$7.06	$6.25	$6.02
Total Return[2]	(6.29)%	(0.97)%	16.45%	10.17%	(5.29)%
Ratios to Average Net Assets:
Net expenses	0.28%	0.30%	0.50%	1.04%[3]	1.13%[3]
Net investment income	1.54%	1.41%	1.62%	0.99%	0.86%
Expense waiver/reimbursement[4]	0.67%	0.61%	0.53%	0.01%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$141,823	$153,165	$169,658	$165,598	$176,315
Portfolio turnover	49%	39%	137%	103%	229%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.04% and 1.13% for the years ended December 31, 2012 and 2011, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$5.54	$7.07	$6.26	$6.02	$6.40
Income From Investment Operations:
Net investment income	0.07	0.08[1]	0.14[1]	0.06	0.04
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(0.42)	(0.16)	0.86	0.55	(0.39)
TOTAL FROM INVESTMENT OPERATIONS	(0.35)	(0.08)	1.00	0.61	(0.35)
Less Distributions:
Distributions from net investment income	(0.08)	(0.11)	(0.05)	(0.02)	(0.03)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.01)	(1.34)	(0.14)	(0.35)	—
TOTAL DISTRIBUTIONS	(0.09)	(1.45)	(0.19)	(0.37)	(0.03)
Net Asset Value, End of Period	$5.10	$5.54	$7.07	$6.26	$6.02
Total Return[2]	(6.43)%	(1.33)%	16.11%	10.03%	(5.51)%
Ratios to Average Net Assets:
Net expenses	0.53%	0.54%	0.75%	1.29%[3]	1.40%[3]
Net investment income	1.29%	1.46%	2.01%	0.73%	0.42%
Expense waiver/reimbursement[4]	0.67%	0.63%	0.54%	0.01%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$69,876	$67,434	$10,101	$4,146	$4,781
Portfolio turnover	49%	39%	137%	103%	229%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.29% and 1.40% for the years ended December 31, 2012 and 2011, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Statement of Assets and Liabilities
December 31, 2015
Assets:
Total investment in securities, at value including $178,386,624 of investment in affiliated holdings (Note 5) (identified cost $232,235,128)		$211,185,703
Cash		137
Cash denominated in foreign currencies (identified cost $57)		45
Restricted cash (Note 2)		31,145
Income receivable		72,508
Receivable for investments sold		2,229,681
Receivable for shares sold		37,234
Receivable for daily variation margin on futures		2,171
TOTAL ASSETS		213,558,624
Liabilities:
Payable for investments purchased	$1,631,192
Payable for shares redeemed	160,581
Payable to adviser (Note 5)	856
Payable for distribution services fee (Note 5)	15,120
Accrued expenses (Note 5)	52,393
TOTAL LIABILITIES		1,860,142
Net assets for 41,427,936 shares outstanding		$211,698,482
Net Assets Consist of:
Paid-in capital		$241,051,213
Net unrealized depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		(21,032,132)
Accumulated net realized loss on investments, futures contracts and written options		(11,647,600)
Undistributed net investment income		3,327,001
TOTAL NET ASSETS		$211,698,482
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$141,822,783 ÷ 27,730,955 shares outstanding, no par value, unlimited shares authorized		$5.11
Service Shares:
$69,875,699 ÷ 13,696,981 shares outstanding, no par value, unlimited shares authorized		$5.10
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Statement of Operations
Year Ended December 31, 2015
Investment Income:
Dividends (including $3,647,016 received from affiliated holdings (Note 5))		$3,905,339
Interest		120,384
Investment income allocated from an affiliated partnership (Note 5)		29,586
TOTAL INCOME		4,055,309
Expenses:
Investment adviser fee (Note 5)	$1,670,277
Administrative fee (Note 5)	174,267
Custodian fees	19,973
Transfer agent fee	23,435
Directors'/Trustees' fees (Note 5)	2,574
Auditing fees	28,579
Legal fees	9,138
Portfolio accounting fees	74,608
Distribution services fee (Note 5)	186,323
Printing and postage	104,204
Miscellaneous (Note 5)	10,860
EXPENSES BEFORE ALLOCATION	2,304,238
Expenses allocated from affiliated partnership (Note 5)	339
TOTAL EXPENSES	2,304,577
Waiver/reimbursement of investment adviser fee (Note 5)	(1,487,227)
Net expenses		817,350
Net investment income		3,237,959
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions:
Net realized gain on investments (including realized gain of $2,998,724 on sales of investments in affiliated holdings (Note 5))		1,004,513
Net realized loss on futures contracts		(5,337,550)
Net realized gain on written options		353,873
Net realized loss on investments and foreign currency transactions allocated from affiliated partnership (Note 5)		(24,990)
Realized gain distribution from affiliated investment company shares (Note 5)		1,336,645
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(14,810,321)
Net change in unrealized appreciation of futures contracts		9,182
Net realized and unrealized loss on investments, futures contracts, written options and foreign currency transactions		(17,468,648)
Change in net assets resulting from operations		$(14,230,689)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Statement of Changes in Net Assets
Year Ended December 31	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,237,959	$2,912,431
Net realized gain (loss) on investments including allocation from partnership, futures contracts, written options and foreign currency transactions	(2,667,509)	3,589,053
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(14,801,139)	(9,265,307)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(14,230,689)	(2,763,823)
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(2,454,018)	(2,874,468)
Service Shares	(1,109,052)	(430,562)
Distributions from net realized gain on investments, futures contracts and written options
Primary Shares	(205,639)	(31,489,099)
Service Shares	(101,669)	(4,843,857)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,870,378)	(39,637,986)
Share Transactions:
Proceeds from sale of shares	39,746,282	69,343,629
Net asset value of shares issued to shareholders in payment of distributions declared	3,870,379	39,637,985
Cost of shares redeemed	(34,416,079)	(25,739,698)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	9,200,582	83,241,916
Change in net assets	(8,900,485)	40,840,107
Net Assets:
Beginning of period	220,598,967	179,758,860
End of period (including undistributed net investment income of $3,327,001 and $3,559,033, respectively)	$211,698,482	$220,598,967
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Notes to Financial Statements
December 31, 2015
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Managed Tail Risk Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania (collectively, the “Co-Advisers”) and certain of the Co-Advisers' affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Co-Advisers based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
14

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Co-Advisers determine that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Co-Advisers determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Co-Advisers and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected (TIPS) are included in interest income. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund invests in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which is a limited partnership established under the laws of the state of Delaware. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Primary Shares and Service Shares may bear distribution services fees unique to those classes. The detail of total fund expense waivers and reimbursement of $1,487,227 is disclosed in various locations in note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Annual Shareholder Report
15

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration, market and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account either a specified amount of cash, which is shown as Restricted Cash in the Statement of Assets and Liabilities, or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $6,877,096 and $10,328,693, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Option Contracts
The Fund buys or sells put and call options to manage market risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at 12/31/2014	—	$—
Contracts written	7,450	492,986
Contracts exercised	—	—
Contracts expired	—	—
Contracts bought back	(7,450)	(492,986)
Outstanding at 12/31/2015	—	$—
The average market value of written options held by the Fund throughout the period was $78,369. This is based on amounts held as of each month-end throughout the fiscal period.
The average notional amount of purchased options held by the Fund throughout the period was $1,220,112. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Annual Shareholder Report
16

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Total investments in securities at value-options	$1,034,262
Interest rate contracts	Receivable for daily variation margin on futures	17,305*
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$1,051,567
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Written Option Contracts	Purchased Option Contracts	Total
Interest rate contracts	$(432,906)	$83,043	$(34,311)	$(384,174)
Equity contracts	(4,904,644)	270,830	(2,107,804)	(6,741,618)
TOTAL	$(5,337,550)	$353,873	$(2,142,115)	$(7,125,792)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Purchased Option Contracts	Total
Interest rate contracts	$9,182	$—	$9,182
Equity contracts	—	81,937	81,937
TOTAL	$9,182	$81,937	$91,119
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2015		2014
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	2,609,269	$13,934,238	468,344	$2,888,259
Shares issued to shareholders in payment of distributions declared	480,951	2,659,658	6,125,413	34,363,567
Shares redeemed	(2,968,731)	(16,030,077)	(3,001,009)	(17,816,310)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	121,489	$563,819	3,592,748	$19,435,516
Annual Shareholder Report
17

Year Ended December 31	2015		2014
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	4,739,241	$25,812,044	11,171,053	$66,455,370
Shares issued to shareholders in payment of distributions declared	218,937	1,210,721	940,181	5,274,418
Shares redeemed	(3,433,951)	(18,386,002)	(1,367,365)	(7,923,388)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	1,524,227	$8,636,763	10,743,869	$63,806,400
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	1,645,716	$9,200,582	14,336,617	$83,241,916
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for partnership income, regulatory settlement proceeds, discount accretion/premium amortization on debt securities and short-term capital gain distributions from registered investment companies.
For the year ended December 31, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(120)	$93,079	$(92,959)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2015 and 2014, was as follows:
	2015	2014
Ordinary income[1]	$3,563,070	$17,575,480
Long-term capital gains	$307,308	$22,062,506
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$3,327,270
Net unrealized depreciation	$(21,528,351)
Capital loss carryforwards and deferrals	$(11,151,650)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, TIPS deflation deferrals, discount accretion/premium amortization on debt securities and partnership adjustments.
At December 31, 2015, the cost of investments for federal tax purposes was $232,714,042. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/ depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; and (b) futures contracts was $21,528,339. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $282,193 and net unrealized depreciation from investments for those securities having an excess of cost over value of $21,810,532.
At December 31, 2015, the Fund had a capital loss carryforward of $11,063,443 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$2,614,488	$—	$2,614,488
2016	$6,189,290	NA	$6,189,290
2017	$2,259,665	NA	$2,259,665
As a result of the tax-free transfer of assets from Federated Clover Value Fund II, certain capital loss carryforwards listed above may be limited.
As of December 31, 2015, for federal income tax purposes, the Fund has $1,883,840 in passive activity loss deferrals and the Fund has $88,207 in straddle loss deferrals.
Annual Shareholder Report
18

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The co-advisory agreement between the Fund and the Co-Advisers provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Co-Advisers may voluntarily choose to waive any portion of their fee. For the year ended December 31, 2015, the Co-Advisers voluntarily waived $365,441 of their fee. Prior to August 14, 2014, Federated Global Investment Management Corp. acted as the sole Adviser to the Fund, with Federated Investment Management Company acting as Sub-Adviser.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note. FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2015, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$186,323
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2015, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2015, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Expense Limitation
The Co-Advisers and certain of their affiliates (which may include FSC and FAS) have voluntarily agreed to waive a certain amount of their respective fees and/or reimburse expenses. Effective May 1, 2015, total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.28% and 0.53% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2015, the Fund engaged in purchase transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase transactions complied with Rule 17a-7 under the Act and amounted to $5,739.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Co-Advisers which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report
19

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Co-Advisers or an affiliate of the Co-Advisers. The Co-Advisers have agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended December 31, 2015, the Co-Advisers reimbursed $1,121,786. Transactions involving the affiliated holdings during the year ended December 31, 2015, were as follows:
	Balance of Shares Held 12/31/2014	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2015	Value	Dividend Income/ Allocated Investment Income	Realized Gain Distribution/ Allocated Net Realized Gain (Loss)
Emerging Markets Fixed Income Core Fund	15,758	16,467	(17,510)	14,715	$496,757	$29,586	$(24,990)
Federated Absolute Return Fund, Institutional Shares	—	1,810,602	(176,501)	1,634,101	$16,749,537	$—	—
Federated Bank Loan Core Fund	619,287	106,564	(682,957)	42,894	$416,070	$100,578	—
Federated Clover Small Value Fund, Institutional Shares	882,546	111,572	(63,021)	931,097	$21,219,690	$112,617	394,784
Federated Emerging Markets Equity Fund, Institutional Shares	—	392,114	(31,422)	360,692	$2,784,539	$22,898	—
Federated Equity Income Fund, Inc., Institutional Shares	3,134,669	62,076	(2,094,623)	1,102,122	$24,114,435	$769,697	256,539
Federated InterContinental Fund, Institutional Shares	442,409	38,052	(187,797)	292,664	$13,676,176	$315,841	—
Federated Intermediate Corporate Bond Fund, Institutional Shares	985,728	329,309	(320,686)	994,351	$9,098,314	$373,793	11,187
Federated International Leaders Fund, Class R6	42,805	393,549	(13,128)	423,226	$13,060,753	$219,171	—
Federated International Strategic Value Dividend Fund, Institutional Shares	3,157,059	761,565	(197,252)	3,721,372	$13,062,015	$471,394	—
Federated Kaufmann Large Cap Fund, Class R6 Shares	—	1,321,950	(91,128)	1,230,822	$23,213,304	$—	1,631
Federated Mortgage Core Portfolio	505,336	245,760	(366,458)	384,638	$3,788,683	$154,496	—
Federated Project and Trade Finance Core Fund	1,790,243	129,858	(538,380)	1,381,721	$12,919,089	$521,955	—
Federated Prudent Bear Fund, Institutional Shares	5,406,092	869,276	(2,473,935)	3,801,433	$8,287,124	$—	—
Federated Strategic Value Dividend Fund, Institutional Shares	503,544	3,128,917	(1,184,474)	2,447,987	$13,806,645	$436,659	668,431
Federated U.S. Gov't Securities Fund: 2-5 Years, Institutional Shares	956	12	—	968	$10,567	$128	—
High Yield Bond Portfolio	289,963	203,000	(203,800)	289,163	$1,682,926	$147,789	4,073
TOTAL OF AFFILIATED TRANSACTIONS	17,776,395	9,920,643	(8,643,072)	19,053,966	$178,386,624	$3,676,602	$1,311,655
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2015, were as follows:
Purchases	$104,874,290
Sales	$100,650,678
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2015, there were no outstanding loans. During the year ended December 31, 2015, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2015, there were no outstanding loans. During the year ended December 31, 2015, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2015, the amount of long-term capital gains designated by the Fund was $307,308.
Of the ordinary income distributions made by the Fund during the year ended December 31, 2015, 43.58% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report
20

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF The FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED MANAGED TAIL RISK FUND I I:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Managed Tail Risk Fund II (the “Fund”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent, custodian, and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Tail Risk Fund II as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five -year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 12, 2016
Annual Shareholder Report
21

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$937.60	$1.37
Service Shares	$1,000	$935.80	$2.59
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,023.79	$1.43
Service Shares	$1,000	$1,022.53	$2.70
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.28%
Service Shares	0.53%
Annual Shareholder Report
22

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Annual Shareholder Report
23

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: October 1993	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report
24

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 President Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
25

Evaluation and Approval of Advisory Contract–May 2015
Federated Managed Tail Risk Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract, under which three Federated entities will serve as co-advisers to the Fund (“Co-Advisers”), for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Co-Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below. Also, in weighing these factors, the board considered the aggregate advisory fee paid by the Fund for the services of all Co-Advisers but also considered the allocation of that aggregate fee among the Co-Advisers and the rational for that allocation.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Co-Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Co-Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Co-Advisers' investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. In particular, the Board considered the services provided by the Co-Advisers in the aggregate, to the extent that the Co-Advisers collaborate with respect to the implementation of the Fund's strategy, as well as separately, to the extent that specific services provided by a Co-Adviser are distinguishable and subject to meaningful assessment. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Co-Advisers in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual
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fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The advisory contract between the Fund and the Co-Advisers provides for payment of a single advisory fee by the Fund for all services provided by the Co-Advisers. The advisory contract permits the Co-Advisers to allocate the advisory fee in a manner commensurate with the services they provide to the Fund. The Board considered the fee allocation and analyzed whether the allocation of fees among the Co-Advisers continued to be a reasonable proxy for and measurement of, the level of resources and services provided by each Co-Adviser toward the management of the Fund.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Co-Advisers are executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Co-Advisers' investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Co-Advisers and recognized the efforts being undertaken by the Co-Advisers. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In
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addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Co-Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Co-Advisers' industry standing and reputation and with the expectation that the Co-Advisers will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Co-Advisers by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Co-Advisers and their affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Managed Tail Risk Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916835
CUSIP 313916819
G00433-19 (2/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2015
Federated Managed Volatility Fund II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2015 through December 31, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Managed Volatility Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2015, was -7.64%. For the same period, the Russell 1000® Value Index (R1000V) returned -3.83%, the Barclays High Yield 2% Issuer Capped Index (BHY2%ICI) returned -4.43%, the Barclays Mortgage-Backed Securities Index (BMB) returned 1.51% and the Barclays Emerging Markets USD Aggregate Index (BEMAI) returned 1.29%. Weighting these benchmarks (40% R1000V, 20% BHY2%ICI, 20% BMB and 20% BEMAI), the blended index (“Blended Index”)1 return for the period was -1.75%. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which are not reflected in the total return of the Blended Index.
The Fund's investment strategy focused on income-earning investments, specifically high-quality, dividend-paying2 stocks and fixed-income securities with high current yield through: (1) portfolio allocation; (2) sector and security selection for equities; and (3) sector and security selection for bonds to achieve the funds objectives of high current income and moderate capital appreciation.
MARKET OVERVIEW
During the reporting period, equity markets marked all-time highs and endured heightened volatility on the heels of several major news stories both domestically and abroad. After enduring a rocky January and February brought on by severe winter weather and a west coast port shutdown, equities experienced their tightest trading range on record in the first half of the year and were never able to gain much footing. Domestically, the Federal Reserve (the “Fed”) removed “patient” from its language, sparking the debate of if and when the Fed might raise interest rates. Greek and Puerto Rican debt issues, in addition to the announcements of Japanese and European stimulus programs, added to market volatility throughout the year. Poor economic data in China and an unexpected yuan devaluation during late summer provided the biggest shock to markets in August as U.S. equities (as measured by the S&P 500 Index) dropped more than 12% from peaks reached in the spring. In the latter months of the reporting period, investors shrugged off China worries and refocused their attention on the Fed. Finally, in December, the Fed initiated its tightening cycle by raising interest rates 25 basis points marking its first target interest rate hike in nine years.
The Standard & Poor's 500 Index3 (S&P 500) returned 1.38% for the reporting period. In general, growth stocks outperformed value stocks while defensive stocks outperformed cyclical stocks. The S&P 500's strong performance in the Consumer Discretionary, Health Care and Consumer Staples sectors was overshadowed by weaker performance in the Energy, Materials and Utilities sectors.
On the fixed-income side, interest rates rose for all maturities during the reporting period.4 The largest increases occurred for maturities of six months to three years, which increased anywhere from 24 to 38 basis points. As a result, the yield curve flattened as short rates rose, with rates in the 5-year to 10-year part of the yield curve up approximately 10 basis points. This is known as a “Bearish Flattening.” The flattening of the yield curve during the reporting period was due primarily to investors' expectations of a potential increase in the federal funds rate by the Fed, which put upward pressure on short-term rates. In addition, the lack of any material changes in the five- to ten-year part of the treasury curve reflects the low global inflation environment, low interest rates in other foreign markets due to continued monetary easing policies of central banks around the world and investors' expectations of a gradual rate-rising environment in the United States.
PORTFOLIO ALLOCATION
During the reporting period, the Fund's portfolio was allocated between stocks and fixed-income securities in a manner reflecting the Fund's primary investment objective of income and its secondary objective of capital appreciation. Factors used in making this allocation were: (1) the Fund's ability to pay and maintain an attractive level of dividends and (2) the expected relative total return of fixed-income securities and stocks. The allocation at the end of the reporting period on December 31, 2015, was 56.0% fixed-income securities, 38.5% stocks and 5.5% cash equivalents and other assets/liabilities.
Relative to the Blended Index, the Fund's allocation had a positive effect on Fund performance because fixed income outperformed equity securities.
SECTOR AND SECURITY SELECTION–EQUITY
The equity component of the Fund contributed to the Fund's current income objective; however, it underperformed the R1000V during the reporting period. Fund management focused on realization of the Fund's income and total return objectives by purchasing and holding income-producing equity securities with favorable valuation levels. Relative to the equity component of the Blended Index, stock selection contributed negatively while sector allocation contributed
Annual Shareholder Report

positively to the Fund's equity performance. Stock selection in the Consumer Staples and Energy sectors contributed positively to Fund's equity performance. This was offset by negative stock selection in the Telecom Services and Consumer Discretionary sectors. Sector selection in Energy and Telecom Services helped Fund performance relative to the R1000V but was partially offset by negative sector selection in Financials and Consumer Discretionary.
During the reporting period, the Fund invested in S&P 500 futures5 contracts for volatility6 risk management purposes. The Fund responded to major volatility spikes throughout the year by reducing the long futures position; however, the Fund spent the entirety of the second quarter and the beginning of the third quarter at nearly 60% long. In August, the Fund responded to a major volatility spike, removing the long futures position and implementing a slight short futures position. This position remained through the end of the third quarter and was replaced by a slight long position in the fourth quarter. The long exposure at the beginning of the August volatility spike and concurrent market decline detracted from Fund performance for the reporting period. At the end of the reporting period, the Fund was positioned with a 7% long futures position and remained cautious in the heightened volatility environment. The realized, annualized daily volatility of the Fund during the reporting period was 10.74%, within the 8%-12% target range.
SECTOR AND SECURITY SELECTION–BONDS
The total return of the high-yield7 benchmark (BHY2%ICI) underperformed the Fund's fixed-income blended benchmark, due primarily to weakness in the commodity-sensitive Energy and Metals & Mining sectors. The high-yield exposure was almost 50% of the fixed-income portfolio for the entire period. Despite the lower total returns for the high-yield component, relative to the emerging market8 and mortgage9 components, the income from this high-yield sector contributed to the Fund's primary objective of income. The total return of the Barclays Mortgage-Backed Securities Index (BMB) exceeded the Fund's fixed-income blended benchmark due to better performance of higher quality fixed-income asset classes during the reporting period and continued buying support of mortgage-backed securities (MBS) by the Fed.
Sector selection was a negative contributor to fixed-income component of the portfolio. The material overweight to the high-yield sector, and the resulting underweight to the MBS market, were the primary drivers of the negative sector contribution, since the return of the high-yield market underperformed the total return of the fixed-income blended index. In addition, the return of the MBS market exceeded the total return of the fixed-income blended index.
Security selection was a material positive contributor to the fixed-income component of the portfolio's performance with strong security selection in the High-Yield and MBS portfolios being partially offset by negative security selection in the Emerging Market portfolio. An underweight to the Energy and Metals & Mining sectors in the High-Yield portfolio drove the positive security selection, while negative security selection across emerging market sovereigns, investment-grade10 corporate and quasi-corporate bonds negatively contributed to the Fund's performance.
The management of the Fund's interest rate exposure, which was less than the benchmark's duration11 over the course of the reporting period, negatively affected Fund performance. In addition, the Fund's yield curve positioning was a slight negative contributor to performance.
Annual Shareholder Report

1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500 Index.
4	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
5	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional instruments.
6	Volatility is a statistical measurement of the frequency and level of changes in the value of an asset, index or instrument without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings. There can be no guarantee that the Fund will maintain its target annualized volatility. Furthermore, while the volatility management portion of the strategy seeks enhanced returns with more consistent volatility levels over time, attaining and maintaining the target volatility does not ensure that the Fund will deliver enhanced returns.
7	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
8	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
9	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
10	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
11	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Managed Volatility Fund II from December 31, 2005 to December 31, 2015, compared to the Standard & Poor's 500 Index (S&P 500),2,3 the Russell 1000® Value Index (R1000V),3,4 both broad-based securities market indexes, and a blend of indexes comprised of 40% R1000V/20% Barclays Emerging Markets USD Aggregate Index (BEMAI)/20% Barclays High Yield 2% Issuer Capped Index (BHY2%ICI)/20% Barclays Mortgage-Backed Securities Index (BMB) (Blended Index).3,4 The Average Annual Total Return table below shows returns averaged over the stated periods.
GROWTH of a $10,000 Investment
Growth of $10,000 as of December 31, 2015
Average Annual Total Returns for the Period Ended 12/31/2015
	1 Year	5 Years	10 Years
Fund	-7.64%	6.83%	6.72%
S&P 500	1.38%	12.57%	7.31%
R1000V	-3.83%	11.27%	6.16%
Blended Index	-1.75%	7.23%	6.42%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, R1000V and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
3	The S&P 500, R1000V and the Blended Index are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The R1000V is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The BEMAI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BHY2%ICI is an issuer-constrained version of the Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BMB covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At December 31, 2015, the Fund's portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets
Domestic Equity Securities	34.6%
Domestic Fixed-Income Securities	33.0%
International Fixed-Income Securities	22.3%
International Equity Securities	3.5%
U.S. Treasury Security	0.1%
Derivative Contracts[2,3]	(0.0)%
Other Security Types[4]	0.3%
Cash Equivalents[5]	4.6%
Other Assets and Liabilities—Net[6]	1.6%
TOTAL	100.0%
At December 31, 2015, the Fund's sector composition7 for its equity securities was as follows:
Sector Composition of Equity Holdings	Percentage of Equity Securities
Financials	28.7%
Information Technology	13.3%
Health Care	13.0%
Industrials	12.2%
Energy	10.8%
Consumer Discretionary	7.7%
Consumer Staples	6.7%
Utilities	3.2%
Telecommunication Services	2.8%
Materials	1.6%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Represent less than 0.1%.
4	Other Security Types consist of purchased options.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
7	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
December 31, 2015
Principal Amount, Contracts or Shares		Value
	COMMON STOCKS—37.6%
	Consumer Discretionary—2.9%
43,121	Best Buy Co., Inc.	$1,313,034
15,277	Big Lots, Inc.	588,776
28,471	Darden Restaurants, Inc.	1,811,894
16,497	Delphi Automotive PLC	1,414,288
17,812	Foot Locker, Inc.	1,159,383
16,014	Home Depot, Inc.	2,117,851
15,107	Kohl's Corp.	719,546
27,874	Lowe's Cos., Inc.	2,119,539
56,686	M.D.C. Holdings, Inc.	1,447,194
33,736	Pulte Group, Inc.	601,176
39,537	TJX Cos., Inc.	2,803,569
9,680	Target Corp.	702,865
17,593	Walt Disney Co.	1,848,672
	TOTAL	18,647,787
	Consumer Staples—2.6%
58,623	Altria Group, Inc.	3,412,445
37,015	Archer-Daniels-Midland Co.	1,357,710
12,367	Campbell Soup Co.	649,886
15,509	ConAgra Foods, Inc.	653,860
169,251	Koninklijke Ahold NV- ADR	3,577,120
33,683	PepsiCo, Inc.	3,365,605
36,608	Philip Morris International, Inc.	3,218,209
	TOTAL	16,234,835
	Energy—4.1%
27,203	Apache Corp.	1,209,718
104,122	Baker Hughes, Inc.	4,805,230
37,716	Ensco PLC	580,449
53,153	Marathon Oil Corp.	669,196
71,132	Marathon Petroleum Corp.	3,687,483
18,024	National Oilwell Varco, Inc.	603,624
100,816	Noble Corp. PLC	1,063,609
401,883	Technip SA	5,025,547
39,233	Tesoro Petroleum Corp.	4,133,981
58,838	Valero Energy Corp.	4,160,435
	TOTAL	25,939,272
	Financials—10.9%
17,952	American Financial Group, Inc., Ohio	1,293,980
141,948	American International Group, Inc.	8,796,518
33,276	Assurant, Inc.	2,680,049
422,085	Bank of America Corp.	7,103,691
11,166	Capital One Financial Corp.	805,962
42,669	Comerica, Inc.	1,784,844
60,746	Corporate Office Properties Trust	1,326,085
8,568	Digital Realty Trust, Inc.	647,912
23,692	Discover Financial Services	1,270,365
Annual Shareholder Report

Principal Amount, Contracts or Shares		Value
	COMMON STOCKS—continued
	Financials—continued
11,292	Goldman Sachs Group, Inc.	$2,035,157
179,170	Hartford Financial Services Group, Inc.	7,786,728
178,886	Hospitality Properties Trust	4,677,869
127,016	J.P. Morgan Chase & Co.	8,386,866
74,671	Lincoln National Corp.	3,752,964
101,728	Morgan Stanley	3,235,968
37,525	Old Republic International Corp.	699,091
30,054	PNC Financial Services Group	2,864,447
3,272	Public Storage	810,474
81,922	Retail Properties of America, Inc.	1,209,988
32,653	STORE Capital Corp.	757,550
108,673	The Bank of New York Mellon Corp.	4,479,501
47,716	Wells Fargo & Co.	2,593,842
	TOTAL	68,999,851
	Health Care—5.0%
41,809	Aetna, Inc.	4,520,389
16,555	Amgen, Inc.	2,687,373
15,354	Anthem, Inc.	2,140,962
29,375	Cardinal Health, Inc.	2,622,306
43,729	Gilead Sciences, Inc.	4,424,937
16,993	GlaxoSmithKline PLC, ADR	685,668
39,475	Johnson & Johnson	4,054,872
61,788	Merck & Co., Inc.	3,263,642
20,984	Pfizer, Inc.	677,364
9,867	St. Jude Medical, Inc.	609,485
86,441	TEVA Pharmaceutical-SP ADR	5,673,987
	TOTAL	31,360,985
	Industrials—4.6%
39,701	Alaska Air Group, Inc.	3,196,328
35,705	Boeing Co.	5,162,586
9,571	Caterpillar, Inc.	650,445
29,260	Delta Air Lines, Inc.	1,483,189
23,131	Deluxe Corp.	1,261,565
36,037	Eaton Corp PLC	1,875,365
35,211	General Dynamics Corp.	4,836,583
21,948	General Electric Co.	683,680
11,634	Lockheed Martin Corp.	2,526,323
21,981	Manpower Group, Inc.	1,852,779
65,334	Masco Corp.	1,848,952
28,718	Nielsen Holdings PLC	1,338,259
7,220	Northrop Grumman Corp.	1,363,208
6,553	Parker-Hannifin Corp.	635,510
6,033	Stanley Black & Decker, Inc.	643,902
	TOTAL	29,358,674
	Information Technology—4.6%
39,174	Apple, Inc.	4,123,455
86,986	Avnet, Inc.	3,726,480
24,046	CA, Inc.	686,754
42,492	CSRA, Inc.	1,274,760
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
215,124		Cisco Systems, Inc.	$5,841,692
42,736		Computer Sciences Corp.	1,396,612
125,951		EMC Corp. Mass	3,234,422
46,423		HP, Inc.	549,648
46,423		Hewlett Packard Enterprise Co.	705,630
25,030		Intel Corp.	862,284
4,439		International Business Machines Corp.	610,895
25,696		Jabil Circuit, Inc.	598,460
84,911		Maxim Integrated Products, Inc.	3,226,618
23,802		Microsoft Corp.	1,320,535
61,156		Xerox Corp.	650,088
		TOTAL	28,808,333
		Materials—0.6%
50,713		Avery Dennison Corp.	3,177,677
11,951		Dow Chemical Co.	615,237
		TOTAL	3,792,914
		Telecommunication Services—1.1%
16,120		BCE, Inc.	622,554
53,693		CenturyLink, Inc.	1,350,916
103,335		Verizon Communications	4,776,144
		TOTAL	6,749,614
		Utilities—1.2%
30,327		Duke Energy Corp.	2,165,045
31,943		Entergy Corp.	2,183,623
33,447		NiSource, Inc.	652,551
69,691		Public Service Enterprises Group, Inc.	2,696,345
		TOTAL	7,697,564
		TOTAL COMMON STOCKS (IDENTIFIED COST $232,929,621)	237,589,829
		STRUCTURED SECURITY—0.5%
		Information Technology—0.5%
$29,100	[1,2]	AAPL, Issued by JPMorgan Chase Bank, ELN, 8.200%, 2/23/2016 (IDENTIFIED COST $3,630,659)	3,097,986
		ADJUSTABLE RATE MORTGAGE—0.0%
13,665		Federal National Mortgage Association, 2.311%, 09/01/2037 (IDENTIFIED COST $13,763)	14,502
		ASSET-BACKED SECURITY—0.0%
225,000		Santander Drive Auto Receivables Trust 2013-1, Class D, 2.270%, 01/15/2019 (IDENTIFIED COST $224,972)	224,880
		COLLATERALIZED MORTGAGE OBLIGATIONS—0.8%
1,000,000		Citigroup Commercial Mortgage Trust 2013-GC11 B, 3.732%, 04/10/2046	985,289
55,000		Commercial Mortgage Pass-Through Certificates 2012-LC4 B, 4.934%, 12/10/2044	59,655
620,000		Commercial Mortgage Trust 2014-LC17 B, 4.490%, 10/10/2047	643,326
439,873		Federal National Mortgage Association REMIC 2006-117 GF, 0.772%, 12/25/2036	439,679
414,622		Federal National Mortgage Association REMIC 2012-1 F, 0.872%, 02/25/2042	416,241
630,000		GS Mortgage Securities Corp. II 2012-GCJ7 B, 4.740%, 05/10/2045	665,603
980,000		GS Mortgage Securities Trust 2014-GC24 B, 4.507%, 09/10/2047	1,008,005
590,000	[1,2]	UBS-Barclays Commercial Mortgage Trust 2013-C6 B, 3.875%, 04/10/2046	586,494
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS—continued
$495,000		WF-RBS Commercial Mortgage Trust 2014-C25 B, 4.236%, 11/15/2047	$499,359
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $5,346,387)	5,303,651
		COMMERCIAL MORTGAGE-BACKED SECURITIES—0.3%
		Consumer Discretionary—0.3%
1,050,000	[1,2]	FREMF Mortgage Trust 2013-K25, Class B, 3.618%, 11/25/2045	1,030,116
790,000	[1,2]	FREMF Mortgage Trust 2015-K49, Class B, 3.848%, 10/25/2048	697,957
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $1,782,397)	1,728,073
		CORPORATE BONDS—15.1%
		Aerospace/Defense—0.0%
225,000	[1,2]	Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 09/16/2023	219,937
40,000	[1,2]	Latam Airlines 2015-1 Pass Through Trust, Series 144A, 4.200%, 11/15/2027	37,600
		TOTAL	257,537
		Agency—0.1%
540,000		Export-Import Bank, Series EMTN, 4.000%, 08/07/2017	554,256
		Automotive—0.1%
480,000	[1,2]	Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 2.550%, 02/06/2019	476,691
350,000	[1,2]	NEMAK SA, Series 144A, 5.500%, 02/28/2023	352,625
		TOTAL	829,316
		Banking—2.9%
300,000		ADCB Finance Cayman, Ltd., Series EMTN, 4.500%, 03/06/2023	301,137
510,000	[1,2]	BBVA Bancomer SA Mexico, Jr. Sub. Note, Series 144A, 5.350%, 11/12/2029	502,350
200,000		BBVA Bancomer SA Texas, Sub. Note, Series REGS, 6.500%, 03/10/2021	213,000
300,000		BBVA Paraguay SA, Series REGS, 9.750%, 02/11/2016	300,925
400,000		Banco Bradesco (Cayman), Sub., Series REGS, 5.750%, 03/01/2022	375,000
200,000		Banco Btg Pactual/Cayman, Series REGS, 4.000%, 01/16/2020	149,200
500,000		Banco Davivienda S A, Series REGS, 5.875%, 07/09/2022	500,625
100,000		Banco de Credito del Peru, Jr. Sub. Note, Series REGS, 9.750%, 11/06/2069	115,000
200,000		Banco de Credito del Peru, Series REGS, 6.125%, 04/24/2027	210,000
100,000		Banco Del Estado, Sr. Unsecd. Note, Series REGS, 4.125%, 10/07/2020	103,343
600,000		Banco Do Brasil (Cayman), Series REGS, 5.875%, 01/26/2022	511,500
419,000		Banco Do Brasil S.A., 3.875%, 10/10/2022	320,535
500,000		Banco Internacional del Peru, Sr. Unsecd. Note, Series REGS, 5.750%, 10/07/2020	536,250
200,000	[1,2]	Banco Reservas Rep Domin, Series 144A, 7.000%, 02/01/2023	197,147
150,000		Banco Santander Chile SA, Sr. Unsecd. Note, Series REGS, 3.875%, 09/20/2022	149,733
600,000		Bank of China (Hong Kong) Ltd., Sr. Unsecd. Note, Series EMTN, 2.875%, 06/30/2020	603,015
510,000	[1,2]	Bank of China Ltd., Series 144A, 5.000%, 11/13/2024	526,986
600,000		Bank of China Ltd., Sub. Note, Series REGS, 5.000%, 11/13/2024	619,983
350,000		Bbva Banco Continental, Series REGS, 5.000%, 08/26/2022	358,750
200,000		Caixa Economica Federal, Series REGS, 3.500%, 11/07/2022	153,000
300,000	[1,2]	Corpbanca, Series 144A, 3.875%, 09/22/2019	297,976
500,000		Emirates NBD Tier 1 Ltd., 5.750%, 05/29/2049	480,885
1,400,000		Export-Import Bank Korea, Sr. Unsecd. Note, 2.625%, 12/30/2020	1,398,254
1,000,000		Export-Import Bank of China/The via Avi Funding Co. Ltd., Sr. Unsecd. Note, Series REGS, 3.800%, 09/16/2025	999,565
800,000		Export-Import Bank of India, Sr. Unsecd. Note, Series EMTN, 3.875%, 10/02/2019	824,162
250,000		ICICI Bank Ltd., Series REGS, 5.750%, 11/16/2020	277,509
750,000		Industrial & Commercial Bank of China, Sr. Unsecd. Note, Series MTN, 2.905%, 11/13/2020	744,716
600,000		Industrial and Commercial Bank of China Ltd., Jr. Sub. Note, Series REGS, 6.000%, 12/29/2049	638,791
400,000	[1,2]	Industrial Bank of Korea, Sr. Unsecd. Note, Series 144A, 2.000%, 04/23/2020	392,795
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value
		CORPORATE BONDS—continued
		Banking—continued
$300,000		Itau Unibanco Holding SA, Sr. Unsecd. Note, Series REGS, 2.850%, 05/26/2018	$286,050
300,000		Itau Unibanco Holding SA, Sub., Series REGS, 5.500%, 08/06/2022	273,375
200,000		Kookmin Bank, Series REGS, 1.625%, 07/14/2017	199,165
300,000		Korea Development Bank, Sr. Unsecd. Note, 2.250%, 05/18/2020	298,592
200,000		Korea Development Bank, Sr. Unsecd. Note, 2.875%, 08/22/2018	203,503
600,000		Korea Development Bank, Sr. Unsecd. Note, 3.000%, 09/14/2022	604,128
200,000	[1,2]	NongHyup Bank, Sr. Unsecd. Note, Series 144A, 2.250%, 09/19/2017	200,718
630,000	[1,2]	RSHB Capital S.A., Series 144A, 5.100%, 07/25/2018	625,899
500,000	[1,2]	Turkiye Halk Bankasi AS, Sr. Unsecd. Note, Series 144A, 4.750%, 02/11/2021	477,482
290,000	[1,2]	Turkiye Is Bankasi (Isbank), Series 144A, 5.000%, 06/25/2021	283,255
230,000		Vnesheconombank (VEB), Series REGS, 5.942%, 11/21/2023	215,624
200,000		Vnesheconombank (VEB), Series REGS, 6.025%, 07/05/2022	189,878
720,000		Vnesheconombank (VEB), Sr. Unsecd. Note, Series REGS, 6.902%, 07/09/2020	730,796
200,000	[1,2]	Vnesheconombank, Sr. Unsecd. Note, Series 144A, 5.375%, 02/13/2017	201,246
200,000	[1,2]	Woori Bank, Sub. Note, Series 144A, 5.875%, 04/13/2021	224,932
200,000	[1,2]	Yapi ve Kredi Bankasi A.S., Series 144A, 5.250%, 12/03/2018	203,484
		TOTAL	18,020,259
		Basic Industry - Chemicals—0.2%
400,000		Albemarle Corp., 4.150%, 12/01/2024	383,003
400,000		Albemarle Corp., Sr. Unsecd. Note, 5.450%, 12/01/2044	388,228
285,000		Valspar Corp., Sr. Unsecd. Note, 3.300%, 02/01/2025	272,119
450,000		Valspar Corp., Sr. Unsecd. Note, 4.400%, 02/01/2045	403,762
		TOTAL	1,447,112
		Beverage & Tobacco—0.0%
250,000		Ajecorp BV, Series REGS, 6.500%, 05/14/2022	108,750
		Broadcast Radio & TV—0.0%
232,000		Grupo Televisa S.A., Sr. Note, 8.500%, 03/11/2032	281,148
		Building & Development—0.0%
100,000		Odebrecht Finance Ltd., Sr. Unsecd. Note, Series REGS, 7.500%, 09/29/2049	54,125
		Building Materials—0.1%
700,000	[1,2]	Cemex S.A. de C.V.,Series 144A, 6.500%, 12/10/2019	677,250
		Chemicals & Plastics—0.5%
275,000		Alfa S.A., Sr. Unsecd. Note, Series REGS, 6.875%, 03/25/2044	256,438
200,000		Braskem America Finance , Series REGS, 7.125%, 07/22/2041	150,000
400,000		Braskem Finance Ltd., Series REGS, 5.750%, 04/15/2021	350,000
475,000	[1,2]	Groupe Office Cherifien des Phosphates SA, Series 144A, 6.875%, 04/25/2044	468,032
550,000	[1,2]	Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, Series 144A, 4.500%, 10/22/2025	514,285
450,000	[1,2]	Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, Series 144A, 5.625%, 04/25/2024	458,396
200,000		Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, Series REGS, 6.875%, 04/25/2044	197,066
200,000		Mexichem SA de CV, Sr. Unsecd. Note, Series REGS, 5.875%, 09/17/2044	168,500
500,000		Sinochem Offshore Capital Co. Ltd., Sr. Unsecd. Note, Series REGS, 3.250%, 04/29/2019	504,477
250,000		Sinochem Overseas Capital Co. Ltd., Company Guarantee, Series REGS, 4.500%, 11/12/2020	262,607
		TOTAL	3,329,801
		Communications - Cable & Satellite—0.6%
1,000,000	[1,2]	CCO Safari II LLC, Series 144A, 6.484%, 10/23/2045	1,002,972
1,400,000		DIRECTV Holdings LLC, Sr. Unsecd. Note, 5.150%, 03/15/2042	1,308,874
1,500,000		Time Warner Cable, Inc., Company Guarantee, 5.500%, 09/01/2041	1,359,930
		TOTAL	3,671,776
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value
		CORPORATE BONDS—continued
		Communications - Media & Entertainment—0.6%
$1,000,000		CBS Corp., 4.900%, 08/15/2044	$912,521
1,400,000		Viacom, Inc., Sr. Unsecd. Note, 5.850%, 09/01/2043	1,260,393
1,400,000		WPP Finance 2010, Sr. Unsecd. Note, 5.125%, 09/07/2042	1,325,485
		TOTAL	3,498,399
		Communications - Telecom Wireless—0.1%
640,000		America Movil S.A.B. de C.V., Company Guarantee, 5.000%, 03/30/2020	695,875
		Communications - Telecom Wirelines—0.1%
700,000		Verizon Communications, Inc., Sr. Unsecd. Note, 6.550%, 09/15/2043	833,916
		Conglomerates—0.1%
400,000		CITIC Ltd., Sr. Unsecd. Note, Series EMTN, 6.875%, 01/21/2018	432,316
400,000		Hutch Whampoa Int. 12 Ltd., Series REGS, 6.000%, 05/29/2049	419,162
		TOTAL	851,478
		Consumer Cyclical - Automotive—0.2%
1,000,000		General Motors Co., Sr. Unsecd. Note, 5.200%, 04/01/2045	944,856
		Consumer Cyclical - Retailers—0.1%
1,000,000		Bed Bath & Beyond, Inc., 5.165%, 08/01/2044	849,965
		Consumer Cyclical - Services—0.1%
370,000		Alibaba Group Holding Lt, Sr. Unsecd. Note, 3.125%, 11/28/2021	359,520
500,000		Alibaba Group Holding Lt, Sr. Unsecd. Note, 3.600%, 11/28/2024	479,421
		TOTAL	838,941
		Consumer Non-Cyclical - Food/Beverage—0.0%
100,000		Cosan Overseas Ltd., 8.250%, 11/29/2049	80,750
		Consumer Non-Cyclical - Tobacco—0.1%
680,000		Reynolds American, Inc., Sr. Unsecd. Note, Series, 7.000%, 08/04/2041	766,673
		Consumer Products—0.1%
180,000		Fomento Economico Mexicano, SA de C.V., 2.875%, 05/10/2023	168,488
200,000		Fomento Economico Mexicano, SA de C.V., 4.375%, 05/10/2043	177,790
		TOTAL	346,278
		Energy - Integrated—0.2%
500,000		CNPC General Capital Ltd., Sr. Unsecd. Note, Series EMTN, 2.700%, 11/25/2019	499,026
150,000		Petroleos Mexicanos, 6.500%, 06/02/2041	130,425
1,050,000		Petroleos Mexicanos, Sr. Unsecd. Note, 6.375%, 01/23/2045	893,950
		TOTAL	1,523,401
		Energy - Midstream—0.2%
1,400,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 03/01/2041	1,171,029
		Energy - Oil Field Services—0.2%
1,400,000		Weatherford International Ltd., 7.000%, 03/15/2038	978,250
		Energy - Refining—0.1%
620,000		Phillips 66, Sr. Unsecd. Note, 4.875%, 11/15/2044	555,382
		Farming & Agriculture—0.2%
1,000,000	[1,2]	Kazagro Natl Mgmt Hldng., Series 144A, 4.625%, 05/24/2023	859,534
100,000		Marfrig Overseas Ltd., Series REGS, 9.500%, 05/04/2020	98,500
		TOTAL	958,034
		Finance—0.3%
350,000	[1,2]	Africa Finance Corp., Sr. Unsecd. Note, Series 144A, 4.375%, 04/29/2020	352,222
300,000	[1,2]	Corp Financi De Desarrol, Sr. Unsecd. Note, Series 144A, 4.750%, 07/15/2025	296,250
650,000		MAF Global Securities, 7.125%, 10/29/2049	661,063
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value
		CORPORATE BONDS—continued
		Finance—continued
$700,000		Sukuk Funding No3 Ltd., 4.348%, 12/03/2018	$724,388
		TOTAL	2,033,923
		Financial Institution - Banking—0.9%
150,000		Bank of America Corp., Sub. Note, 6.500%, 09/15/2037	173,479
900,000		Bank of America Corp., Sub. Note, Series MTN, 4.000%, 01/22/2025	883,418
1,500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.250%, 02/01/2041	1,795,222
850,000		J.P. Morgan Chase & Co., Sub. Note, 3.375%, 05/01/2023	837,208
650,000		Merrill Lynch & Co., Inc., Sub. Note, 7.750%, 05/14/2038	884,008
450,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 08/09/2026	528,261
475,000		Morgan Stanley, Sub. Note, Series MTN, 4.100%, 05/22/2023	480,953
		TOTAL	5,582,549
		Financial Institution - Broker/Asset Mgr/Exchange—0.1%
500,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.500%, 01/20/2043	463,669
400,000		Jefferies Group, Inc., Sr. Unsecd. Note, 6.250%, 01/15/2036	371,463
		TOTAL	835,132
		Financial Institution - Insurance - P&C—0.2%
800,000	[1,2]	Liberty Mutual Group, Inc., Series 144A, 4.850%, 08/01/2044	743,788
500,000	[1,2]	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 08/15/2039	729,925
		TOTAL	1,473,713
		Financial Institution - REIT - Other—0.2%
1,000,000		WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 04/01/2024	999,265
		Financial Intermediaries—0.2%
400,000		ADIB Capital Invest 1 Ltd, 6.375%, 10/29/2049	405,520
150,000	[1,2]	Banco Santander, S.A., Series 144A, 4.125%, 11/09/2022	150,188
350,000		Banco Santander, S.A., Series REGS, 4.125%, 11/09/2022	350,437
200,000	[1,2]	Investcorp SA, Series 144A, 8.250%, 11/01/2017	203,013
200,000		Ooredoo International Finance Ltd., Series REGS, 3.375%, 10/14/2016	202,444
		TOTAL	1,311,602
		Food Products—0.1%
300,000		Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series REGS, 3.875%, 06/27/2024	292,606
120,000		JBS USA LLC/JBS USA Finance, Inc., Sr. Unsecd. Note, Series REGS, 8.250%, 02/01/2020	120,600
		TOTAL	413,206
		Metals & Mining—0.5%
100,000		CSN Resources SA, Series REGS, 6.500%, 07/21/2020	49,750
500,000		China Hongqiao Group, 7.625%, 06/26/2017	498,657
200,000	[1,2]	Codelco, Inc., Series 144A, 3.000%, 07/17/2022	179,897
200,000		Codelco, Inc., Series REGS, 3.000%, 07/17/2022	179,896
600,000	[1,2]	Codelco, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 11/04/2044	482,061
600,000		GTL Trade Finance, Inc., Sr. Unsecd. Note, Series REGS, 7.250%, 10/20/2017	595,500
280,000	[1,2]	Petra Diamonds US Treasury PLC, Series 144A, 8.250%, 05/31/2020	230,300
375,000		Southern Copper Corp., Sr. Unsecd. Note, 3.875%, 04/23/2025	337,557
600,000		Vale Overseas Ltd., 4.375%, 01/11/2022	455,004
		TOTAL	3,008,622
		Oil & Gas—2.2%
390,335	[2]	Afren PLC, Series 144A, 6.625%, 12/09/2020	7,885
195,167	[3,4]	Afren PLC, Series REGS, 11.500%, 02/01/2016	3,942
1,000,000		CNOOC Finance 2014 ULC, 4.250%, 04/30/2024	1,011,189
300,000		Empresa Nacional del Petroleo, Note, Series REGS, 5.250%, 08/10/2020	310,724
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value
		CORPORATE BONDS—continued
		Oil & Gas—continued
$300,000	[1,2]	KazMunaiGaz Finance Sub B.V., Company Guarantee, Series 144A, 6.375%, 04/09/2021	$309,967
500,000		KazMunaiGaz Finance Sub B.V., Series REGS, 6.375%, 04/09/2021	516,612
400,000		Korea National Oil Corp., Sr. Unsecd. Note, Series REGS, 3.250%, 07/10/2024	401,334
374,000		ONGC Videsh Ltd., 3.750%, 05/07/2023	365,380
400,000		Pacific Rubiales Energy Corp., Sr. Unsecd. Note, Series REGS, 5.625%, 01/19/2025	82,000
350,000		Pemex Project Funding Master Trust, Sr. Unsecd. Note, 6.625%, 06/15/2038	309,750
1,900,000		Pertamina Persero PT, Sr. Unsecd. Note, Series REGS, 5.625%, 05/20/2043	1,496,522
351,000		Pertamina PT, Note, Series REGS, 5.250%, 05/23/2021	350,989
150,000		Petrobras Global Finance BV, 3.405%, 03/17/2020	106,875
100,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 3.250%, 03/17/2017	92,750
1,000,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 4.375%, 05/20/2023	662,500
340,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 5.625%, 05/20/2043	208,250
300,000		Petrobras International Finance Co., 5.875%, 03/01/2018	267,750
400,000		Petrobras International Finance Co., 6.875%, 01/20/2040	262,000
300,000		Petrobras International Finance Co., Company Guarantee, 7.875%, 03/15/2019	266,250
600,000		Petrobras International Finance Co., Sr. Unsecd. Note, 5.750%, 01/20/2020	472,500
103,000		Petroleos Mexicanos, 3.500%, 07/18/2018	102,461
200,000		Petroleos Mexicanos, Company Guarantee, 5.500%, 01/21/2021	202,240
450,000		Petroleos Mexicanos, Sr. Unsecd. Note, 4.875%, 01/18/2024	420,750
1,300,000	[1,2]	Petroleos Mexicanos, Sr. Unsecd. Note, Series 144A, 4.500%, 01/23/2026	1,145,300
240,000		Petroleos Mexicanos, Sr. Unsecd. Note, Series REGS, 5.625%, 01/23/2046	184,548
300,000	[1,2]	Petroleos Mexicanos, Unsecd. Note, Series 144A, 5.625%, 01/23/2046	230,685
100,000		Petroleum Co. of Trinidad, Sr. Unsecd. Note, Series REGS, 9.750%, 08/14/2019	104,500
500,000		Petronas Capital Ltd., Sr. Unsecd. Note, Series REGS, 3.500%, 03/18/2025	481,551
100,000		Petronas Capital Ltd., Sr. Unsecd. Note, Series REGS, 4.500%, 03/18/2045	95,165
500,000	[1,2]	Puma International Financing SA, Series 144A, 6.750%, 02/01/2021	494,125
250,000	[1,2]	Reliance Industries Ltd., Sr. Unsecd. Note, Series 144A, 4.875%, 02/10/2045	226,355
800,000		Sinopec Group Overseas Development 2015 Ltd., Sr. Unsecd. Note, Series REGS, 3.250%, 04/28/2025	759,270
300,000	[1,2]	Thai Oil PCL, Series 144A, 4.875%, 01/23/2043	282,497
300,000		Thai Oil PCL, Series REGS, 4.875%, 01/23/2043	282,497
1,300,000		Tupras Turkiye Petrol Ra, Series REGS, 4.125%, 05/02/2018	1,298,810
		TOTAL	13,815,923
		Paper Products—0.0%
150,000		Fibria Overseas Finance, Sr. Unsecd. Note, 5.250%, 05/12/2024	142,875
		Railroad—0.1%
600,000	[1,2]	Lima Metro Line 2 Finance Ltd., Series 144A, 5.875%, 07/05/2034	585,000
		Real Estate—0.5%
500,000		China Oversea Fin Ky III, 6.375%, 10/29/2043	526,731
1,100,000		China Overseas Finance Cayman V Ltd., Sr. Unsecd. Note, Series A, 3.950%, 11/15/2022	1,093,688
600,000		Country Garden Holdings, Sr. Unsecd. Note, 7.500%, 03/09/2020	639,551
600,000		Franshion Brilliant Ltd., 5.750%, 03/19/2019	641,392
200,000	[1,2]	Qatari Diar Finance QSC, Foreign Gov't. Guarantee, Series 144A, 5.000%, 07/21/2020	221,142
300,000		Wanda Properties Oversea, Sr. Unsecd. Note, 4.875%, 11/21/2018	308,801
		TOTAL	3,431,305
		Retailers—0.0%
200,000		Saci Falabella, Series REGS, 3.750%, 04/30/2023	195,086
		Software & Services—0.1%
500,000	[1,2]	Tencent Holdings Ltd., Sr. Unsecd. Note, Series 144A, 3.800%, 02/11/2025	491,011
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value
		CORPORATE BONDS—continued
		Sovereign—0.2%
$304,687		Angola, Government of, Sr. Unsecd. Note, Series REGS, 7.000%, 08/16/2019	$293,323
400,000	[1,2]	Georgia, Government of, Series 144A, 7.750%, 07/05/2017	416,812
350,000		Mexico, Government of, Series REGS, 4.875%, 01/15/2024	346,500
		TOTAL	1,056,635
		State/Provincial—0.6%
1,100,000	[1,2]	Buenos Aires, City of, Sr. Unsecd. Note, Series 144A, 8.950%, 02/19/2021	1,166,000
1,700,000		Provincia De Buenos Aires, Series REGS, 10.875%, 01/26/2021	1,793,500
900,000		Provincia De Buenos Aires, Series REGS, 9.375%, 09/14/2018	918,000
		TOTAL	3,877,500
		Technology—0.3%
630,000		Fidelity National Informa, Sr. Unsecd. Note, 5.000%, 10/15/2025	651,517
300,000		Lenovo Group Ltd., Sr. Unsecd. Note, 4.700%, 05/08/2019	310,392
945,000		Microsoft Corp., Sr. Unsecd. Note, 4.000%, 02/12/2055	850,595
		TOTAL	1,812,504
		Technology Services—0.1%
400,000	[1,2]	Samsung Electron America, Series 144A, 1.750%, 04/10/2017	399,210
		Telecommunications & Cellular—0.4%
200,000		America Movil S.A.B. de C.V., 6.125%, 11/15/2037	217,695
40,000		Axtel SAB de CV, Series REGS, 9.000%, 01/31/2020	41,700
275,000	[1,2]	Bharti Airtel International Netherlands BV, Series 144A, 5.350%, 05/20/2024	289,664
270,000		Bharti Airtel International Netherlands BV, Series REGs, 5.125%, 03/11/2023	280,122
40,000	[1,2]	Colombia Telecomunicaciones SA ESP, Sub. Note, Series 144A, 8.500%, 12/29/2049	34,500
200,000	[1,2]	Digicel Ltd., Series 144A, 6.000%, 04/15/2021	169,500
220,000		Oi S.A., Series REGS, 5.750%, 02/10/2022	102,300
400,000	[1,2]	Qtel International Finance Ltd., Series 144A, 3.250%, 02/21/2023	389,990
400,000	[1,2]	Turkcell Iletisim Hizmetleri A.S., Unsecd. Note, Series 144A, 5.750%, 10/15/2025	387,380
600,000		Vimpelcom, Sr. Unsecd. Note, Series REGS, 5.200%, 02/13/2019	590,400
		TOTAL	2,503,251
		Transportation—0.2%
1,500,000	[1,2]	DP World Ltd., Series 144A, 6.850%, 07/02/2037	1,481,250
		Transportation - Services—0.1%
480,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, Series 144A, 4.500 2/15/2045	447,819
		Utilities—0.8%
200,000	[1,2]	ContourGlobal Power Holdings SA, Series 144A, 7.125%, 06/01/2019	190,500
675,000	[1,2]	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 12/29/2049	644,456
600,000		Empresa de Energia de Bogota SA, Sr. Unsecd. Note, Series REGS, 6.125%, 11/10/2021	618,000
580,000	[1,2]	Empresa Electrica Angamo, Series 144A, 4.875%, 05/25/2029	519,122
800,000	[1,2]	Enel Finance International SA, Company Guarantee, Series 144A, 6.000%, 10/07/2039	897,523
400,000		Eskom Holdings Ltd., Sr. Unsecd. Note, Series REGS, 5.750%, 01/26/2021	349,494
350,000		Inkia Energy Ltd., Series REGS, 8.375%, 04/04/2021	342,650
490,000		Israel Electric Corp. Ltd., Series REGS, 7.250%, 01/15/2019	544,910
200,000		Majapahit Holding BV, Series REGS, 7.875%, 06/29/2037	217,000
300,000		Power Sector Assets & Liabilities Management Corp., Company Guarantee, Series REGS, 7.390%, 12/02/2024	388,140
		TOTAL	4,711,795
		Utility - Electric—0.1%
400,000		Saudi Electric Global Sukuk, Series REGS, 4.000%, 04/08/2024	397,580
		TOTAL CORPORATE BONDS (IDENTIFIED COST $100,154,980)	95,131,313
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value
		FOREIGN GOVERNMENTS/AGENCIES—8.6%
		Banking—0.2%
$1,365,000		African Export-Import Bank, Series EMTN, 5.750%, 07/27/2016	$1,385,463
		Sovereign—8.4%
1,250,000	[1,2]	Angola, Government of, Sr. Unsecd. Note, Series 144A, 9.500%, 11/12/2025	1,162,500
1,009,467		Argentina, Government of, Note, Series $DSC, 8.280%, 12/31/2033	1,133,127
1,093,590		Argentina, Government of, Note, Series NY, 8.280%, 12/31/2033	1,257,628
300,000	[1,2]	Armenia, Government of, Sr. Unsecd. Note, Series 144A, 6.000%, 09/30/2020	290,889
900,000	[1,2]	Armenia, Government of, Unsecd. Note, Series 144A, 7.150%, 03/26/2025	869,499
400,000		Azerbaijan, Government of, Sr. Unsecd. Note, Series REGS, 4.750%, 03/18/2024	373,112
200,000	[1,2]	Bolivia, Government of, Series 144A, 4.875%, 10/29/2022	203,500
3,800,000		Brazil, Government of, Sr. Unsecd. Note, 5.625%, 01/07/2041	2,755,000
330,000	[1,2]	Cameroon, Government of, Sr. Unsecd. Note, Series 144A, 9.500%, 11/19/2025	306,900
250,000		Chile, Government of, 3.625%, 10/30/2042	217,500
1,000,000		Colombia, Government of, Sr. Unsecd. Note, 5.000%, 06/15/2045	835,000
500,000		Colombia, Government of, Sr. Unsecd. Note, 5.625%, 02/26/2044	456,250
500,000		Costa Rica, Government of, Series REGS, 4.375%, 04/30/2025	420,000
800,000	[1,2]	Croatia, Government of, Series 144A, 6.000%, 01/26/2024	833,384
700,000		Croatia, Government of, Sr. Unsecd. Note, Series REGS, 6.250%, 04/27/2017	725,220
250,000	[1,2]	Dominican Republic, Government of, Series 144A, 5.875%, 04/18/2024	249,375
400,000	[1,2]	Dominican Republic, Government of, Sr. Unsecd. Note, Series 144A, 5.500%, 01/27/2025	385,000
500,000		Dubai, Government of, Series EMTN, 5.250%, 01/30/2043	421,895
200,000		Ecuador, Government of, Series REGS, 7.950%, 06/20/2024	147,500
400,000		Egypt, Government of, Note, Series REGS, 6.875%, 04/30/2040	324,000
400,000	[1,2]	Egypt, Government of, Sr. Unsecd. Note, Series 144A, 5.875%, 06/11/2025	346,680
1,900,000		El Salvador, Government , Series REGS, 7.625%, 02/01/2041	1,607,875
400,000	[1,2]	Gabon, Government of, Unsecd. Note, Series 144A, 6.950%, 06/16/2025	318,080
200,000		Guatemala, Government of, Sr. Unsecd. Note, Series REGS, 5.750%, 06/06/2022	209,500
200,000		Honduras, Government of, Series REGS, 8.750%, 12/16/2020	221,000
156,000		Hungary, Government of, 4.125%, 02/19/2018	162,488
350,000		Hungary, Government of, 5.750%, 11/22/2023	391,615
1,766,000		Hungary, Government of, 6.375%, 03/29/2021	2,013,240
335,000		Hungary, Government of, Unsecd. Note, 6.250%, 01/29/2020	374,624
780,000	[1,2]	Indonesia, Government of, Series 144A, 3.375%, 04/15/2023	724,809
800,000		Indonesia, Government of, Series REGS, 5.375%, 10/17/2023	831,750
800,000		ndonesia, Government of, Series REGS, 5.875%, 03/13/2020	867,154
300,000	[1,2]	Indonesia, Government of, Sr. Unsecd. Note, Series 144A, 5.950%, 01/08/2046	295,373
1,000,000	[1,2]	Indonesia, Government of, Unsecd. Note, Series 144A, 4.350%, 09/10/2024	955,920
600,000		Iraq, Government of, Bond, Series REGS, 5.800%, 01/15/2028	403,824
600,000	[1,2]	Ivory Coast, Government of, Series 144A, 5.375%, 07/23/2024	532,248
300,000	[1,2]	Ivory Coast, Government of, Unsecd. Note, Series 144A, 6.375%, 03/03/2028	273,024
200,000		Jamaica, Government of, 7.875%, 07/28/2045	194,500
200,000		Jamaica, Government of, Sr. Unsecd. Note, 6.750%, 04/28/2028	198,500
250,000	[1,2]	Kazakhstan, Government of, Company Guarantee, Series 144A, 6.375%, 10/06/2020	247,050
300,000		Kazakhstan, Government of, Series REGS, 4.875%, 10/14/2044	250,257
300,000	[1,2]	Kazakhstan, Government of, Sr. Unsecd. Note, Series 144A, 5.125%, 07/21/2025	295,656
2,000,000		Lebanon, Government of, Sr. Unsecd. Note, Series REGS, 6.650%, 02/26/2030	1,940,160
300,000		Mexico, Government of, Note, 5.125%, 01/15/2020	327,000
1,000,000		Mexico, Government of, Note, 6.050%, 01/11/2040	1,095,000
1,200,000		Mexico, Government of, Sr. Unsecd. Note, 3.600%, 01/30/2025	1,169,400
200,000	[1,2]	Mongolia, Government of, Series 144A, 4.125%, 01/05/2018	182,760
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$200,000	[1,2]	Pakistan, Government of, Series 144A, 7.250%, 04/15/2019	$203,697
400,000	[1,2]	Pakistan, Government of, Unsecd. Note, Series 144A, 6.750%, 12/03/2019	402,390
700,000		Panama, Government of, Sr. Unsecd. Note, 3.750%, 03/16/2025	686,000
500,000	[1,2]	Paraguay, Government of, Series 144A, 6.100%, 08/11/2044	477,500
605,000		Peru, Government of, Sr. Unsecd. Note, 5.625%, 11/18/2050	617,100
600,000		Philippines, Government, Sr. Unsecd. Note, 3.950%, 01/20/2040	606,982
800,000		Philippines, Government of, 6.375%, 01/15/2032	1,020,926
200,000		Qatar, Govenrment of, Series REGS, 3.125%, 01/20/2017	203,324
745,000		Republic of Ghana, Unsecd. Note, Series REGS, 8.500%, 10/04/2017	724,453
500,000		Republic of Poland, 3.000%, 03/17/2023	495,000
600,000		Republic of Poland, Sr. Unsecd. Note, 6.375%, 07/15/2019	685,500
90,000	[1,2]	Romania, Government of, Series 144A, 4.875%, 01/22/2024	96,687
800,000		Romania, Government of, Series REGS, 4.375%, 08/22/2023	832,760
1,000,000	[1,2]	Russia, Government of, Sr. Unsecd. Note, Series 144A, 5.625%, 04/04/2042	946,000
1,500,000		Russia, Government of, Sr. Unsecd. Note, Series REGS, 12.750%, 06/24/2028	2,370,990
200,000		Senegal, Government of, Unsecd. Note, Series REGS, 6.250%, 07/30/2024	178,000
300,000	[1,2]	Serbia, Government of, Series 144A, 5.875%, 12/03/2018	315,600
600,000	[1,2]	Serbia, Government of, Series 144A, 7.250%, 09/28/2021	678,272
500,000		South Africa, Government, Sr. Unsecd. Note, 5.875%, 09/16/2025	511,105
600,000		South Africa, Government of, 5.875%, 05/30/2022	626,518
300,000	[1,2]	Sri Lanka, Government of, Series 144A, 6.000%, 01/14/2019	293,942
300,000		Sri Lanka, Government of, Sr. Unsecd. Note, Series REGS, 5.875%, 07/25/2022	273,763
400,000	[1,2]	Tunisia, Government of , Series 144A, 5.750%, 01/30/2025	346,188
1,700,000		Turkey, Government of, 7.000%, 09/26/2016	1,759,500
3,425,000		Turkey, Government of, Sr. Unsecd. Note, 4.250%, 04/14/2026	3,211,115
708	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.750%, 09/01/2019	655
140,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.750%, 09/01/2020	128,800
110,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.750%, 09/01/2021	99,942
110,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.750%, 09/01/2022	99,636
110,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.750%, 09/01/2023	97,922
110,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.750%, 09/01/2024	97,340
110,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.750%, 09/01/2025	96,754
110,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.750%, 09/01/2026	95,713
110,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.750%, 09/01/2027	95,700
220,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series GDP., 1.000%, 05/31/2040	86,900
300,000		Ukraine, Government of, Unsecd. Note, Series REGS, 7.750%, 09/01/2026	261,036
600,000		Uruguay, Government of, 4.375%, 10/27/2027	589,500
600,000		Uruguay, Government of, Sr. Unsecd. Note, 5.100%, 06/18/2050	517,500
4,750,000		Venezuela, Government of, Series REGS, 7.000%, 03/31/2038	1,769,375
200,000		Vietnam, Government of, Sr. Unsecd. Note, Series REGS, 4.800%, 11/19/2024	192,076
700,000	[1,2]	Zambia, Government of, Series 144A, 8.970%, 07/30/2027	552,090
		TOTAL	53,141,017
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $57,284,726)	54,526,480
		MORTGAGE-BACKED SECURITIES—4.3%
		Federal Home Loan Mortgage Corporation—1.2%
603,287		Federal Home Loan Mortgage Corp. Pool A95704, 3.500%, 30 Year, 12/01/2040	622,605
574,296		Federal Home Loan Mortgage Corp. Pool G08554, 3.500%, 30 Year, 10/01/2043	592,238
1,477,603		Federal Home Loan Mortgage Corp. Pool G08563, 4.000%, 30 Year, 01/01/2044	1,563,938
Annual Shareholder Report

Principal Amount, Contracts or Shares			Value
		MORTGAGE-BACKED SECURITIES—continued
		Federal Home Loan Mortgage Corporation—continued
$1,147,340		Federal Home Loan Mortgage Corp. Pool G08567, 4.000%, 30 Year, 01/01/2044	$1,214,378
1,819,637		Federal Home Loan Mortgage Corp. Pool G08608, 3.000%, 30 Year, 09/01/2044	1,821,221
15,330		Federal Home Loan Mortgage Corp. Pool J07260, 4.500%, 15 Year, 03/01/2023	16,373
1,169,115		Federal Home Loan Mortgage Corp. Pool Q19607, 4.000%, 30 Year, 07/01/2043	1,238,886
412,306		Federal Home Loan Mortgage Corp. Pool Q21934, 4.000%, 30 Year, 09/01/2043	436,525
		TOTAL	7,506,164
		Government National Mortgage Association—0.9%
13,753		Government National Mortgage Association Pool 2796, 7.000%, 08/20/2029	16,042
7,063		Government National Mortgage Association Pool 3040, 7.000%, 02/20/2031	8,256
19,134		Government National Mortgage Association Pool 3188, 6.500%, 01/20/2032	22,059
26,037		Government National Mortgage Association Pool 3239, 6.500%, 05/20/2032	30,075
1,650,017		Government National Mortgage Association Pool MA2445, 3.500%, 30 Year, 12/20/2044	1,722,698
1,829,084		Government National Mortgage Association Pool MA2520, 3.000%, 30 Year, 01/20/2045	1,857,401
2,081,540		Government National Mortgage Association Pool MA2521, 3.500%, 30 Year, 01/20/2045	2,173,229
		TOTAL	5,829,760
		Federal National Mortgage Association—2.2%
1,514,372		Federal National Mortgage Association Pool AH2899, 4.500%, 30 Year, 01/01/2041	1,654,771
1,600,873		Federal National Mortgage Association Pool AL4168, 2.500%, 15 Year, 09/01/2028	1,619,774
1,320,731		Federal National Mortgage Association Pool AL6225, 3.000%, 15 Year, 01/01/2030	1,362,085
75,058		Federal National Mortgage Association Pool AO8829, 3.500%, 30 Year, 07/01/2042	77,544
1,656,969		Federal National Mortgage Association Pool AS2979, 3.000%, 15 Year, 08/01/2029	1,710,662
1,710,684		Federal National Mortgage Association Pool AS4301, 4.000%, 30 Year, 01/01/2045	1,811,439
2,129,826		Federal National Mortgage Association Pool AS4314, 2.500%, 15 Year, 01/01/2030	2,149,314
1,186,014		Federal National Mortgage Association Pool AW2446, 3.500%, 30 Year, 05/01/2044	1,224,548
1,845,274		Federal National Mortgage Association Pool AX0833, 3.500%, 30 Year, 09/01/2044	1,905,517
		TOTAL	13,515,654
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $26,950,868)	26,851,578
		PURCHASED CALL OPTIONS—0.3%
725		SPDR S&P 500 ETF Trust, Strike Price: $200.00; Expiration Date: 6/17/2016	838,462
2,760		SPDR S&P 500 ETF Trust, Strike Price: $210.00; Expiration Date: 3/18/2016	783,840
		TOTAL PURCHASED CALL OPTIONS (IDENTIFIED COST $1,727,705)	1,622,302
		U.S. TREASURY—0.1%
633,162		U.S. Treasury Inflation-Protected Note, Series D-2021, 0.625%, 07/15/2021 (IDENTIFIED COST $694,073)	637,581
		INVESTMENT COMPANY—26.9%
26,738,569	[5]	Federated High Income Bond Fund II, Primary Shares (IDENTIFIED COST $181,702,460)	170,057,298
		REPURCHASE AGREEMENT—4.4%
28,066,000		Interest in $600,000,000 joint repurchase agreement 0.32%, dated 12/31/2015 under which Bank of America, N.A. will repurchase a security provided as collateral for $600,021,333 on 1/4/2016. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 2/25/2044 and the market value of those underlying securities was $618,021,974. (AT COST)	28,066,000
		TOTAL INVESTMENTS—98.9% (IDENTIFIED COST $640,508,611)[6]	624,851,473
		OTHER ASSETS AND LIABILITIES - NET—1.1%[7]	6,849,127
		TOTAL NET ASSETS—100%	$631,700,600
Annual Shareholder Report

At December 31, 2015, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
3S&P 500 Long Futures	81	$41,216,850	March 2016	$(310,088)
[3]United States Treasury Bond Long Futures	10	$1,537,500	March 2016	$(4,555)
[3]United States Treasury Note 5-Year Long Futures	215	$25,438,867	March 2016	$(57,673)
[3]United States Treasury Bond Ultra Short Futures	150	$23,803,125	March 2016	$(132,174)
[3]United States Treasury Note 10-Year Short Futures	316	$39,786,375	March 2016	$166,433
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(338,057)
At December 31, 2015, the Fund had the following open swap contracts:
Credit Default Swaps
Counterparty	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 12/31/2015[8]	Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swaps:
Barclays Capital	Series 24 EM CDX Index	Buy	1.00%	12/20/2020	3.69%	$8,624,000	$965,820	$985,723	$(19,903)
Barclays Capital	Government of Brazil Bond	Buy	1.00%	12/20/2020	5.21%	$2,600,000	$431,084	$367,914	$63,170
TOTAL CREDIT DEFAULT SWAPS							$1,396,904	$1,353,637	$43,267
Net Unrealized Appreciation/(Depreciation) on Futures Contracts and Swap Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2015, these restricted securities amounted to $43,093,857, which represented 6.8% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2015, these liquid restricted securities amounted to $43,085,972, which represented 6.8% of total net assets.
3	Non-income-producing security.
4	Issuer in default.
5	Affiliated holding.
6	The cost of investments for federal tax purposes amounts to $642,730,958.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
8	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$215,732,983	$—	$—	$215,732,983
International	$21,856,846	—	—	21,856,846
Structured Security	—	3,097,986	—	3,097,986
Debt Securities:
Adjustable Rate Mortgage	—	14,502	—	14,502
Asset-Backed Security	—	224,880	—	224,880
Collateralized Mortgage Obligations	—	5,303,651	—	5,303,651
Commercial Mortgage-Backed Securities	—	1,728,073	—	1,728,073
Corporate Bonds	—	95,131,313	—	95,131,313
Foreign Governments/Agencies	—	54,526,480	—	54,526,480
Mortgage-Backed Securities	—	26,851,578	—	26,851,578
U.S. Treasury	—	637,581	—	637,581
Purchased Call Options	1,622,302	—	—	1,622,302
Investment Company	170,057,298	—	—	170,057,298
Repurchase Agreement	—	28,066,000	—	28,066,000
TOTAL SECURITIES	$409,269,429	$215,582,044	$—	$624,851,473
Other Financial Instruments[2]
Assets	166,433	1,396,904	—	1,563,337
Liabilities	(504,490)	—	—	(504,490)
OTHER FINANCIAL INSTRUMENTS	$(338,057)	$1,396,904	$—	$1,058,847
*	Other financial instruments include futures contracts and swap contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
ELN	—Equity-Linked Notes
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.54	$11.30	$9.56	$9.22	$9.15
Income From Investment Operations:
Net investment income[1]	0.44	0.54	0.50	0.44	0.43
Net realized and unrealized gain (loss) on investments, written options, futures contracts, swap contracts and foreign currency transactions	(1.20)	(0.12)	1.54	0.77	0.00[2]
TOTAL FROM INVESTMENT OPERATIONS	(0.76)	0.42	2.04	1.21	0.43
Less Distributions:
Distributions from net investment income	(0.44)	(0.38)	(0.30)	(0.29)	(0.36)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	(0.05)	(0.80)	—	(0.58)	—
TOTAL DISTRIBUTIONS	(0.49)	(1.18)	(0.30)	(0.87)	(0.36)
Net Asset Value, End of Period	$9.29	$10.54	$11.30	$9.56	$9.22
Total Return[3]	(7.64)%	4.01%	21.74%	13.55%	4.77%
Ratios to Average Net Assets:
Net expenses	0.75%[4]	0.76%	0.82%	0.82%	1.02%[4]
Net investment income	4.38%	4.99%	4.80%	4.75%	4.74%
Expense waiver/reimbursement[5]	0.16%	0.15%	0.16%	0.16%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$631,701	$652,011	$451,067	$235,409	$122,494
Portfolio turnover	97%	54%	52%	27%	114%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	97%	54%	52%	27%	113%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.75% and 1.02% for the years ended December 31, 2015 and 2011, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
December 31, 2015
Assets:
Total investment in securities, at value including $170,057,298 of investment in an affiliated holding (Note 5) (identified cost $640,508,611)		$624,851,473
Cash		1,034,973
Cash denominated in foreign currencies (identified cost $872,894)		791,874
Restricted cash (Note 2)		2,816,280
Income receivable		3,048,603
Swaps, at value (premium received $1,353,637)		1,396,904
Receivable for investments sold		3,199,398
Receivable for shares sold		446,396
TOTAL ASSETS		637,585,901
Liabilities:
Payable for investments purchased	$4,315,579
Payable for shares redeemed	302,138
Payable for daily variation margin on futures	1,156,943
Payable for periodic payments on swap contracts	3,430
Payable to adviser (Note 5)	9,164
Accrued expenses (Note 5)	98,047
TOTAL LIABILITIES		5,885,301
Net assets for 67,991,305 shares outstanding		$631,700,600
Net Assets Consist of:
Paid-in capital		$678,085,035
Net unrealized depreciation of investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currency		(16,033,079)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions		(60,074,937)
Undistributed net investment income		29,723,581
TOTAL NET ASSETS		$631,700,600
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$631,700,600 ÷ 67,991,305 shares outstanding, no par value, unlimited shares authorized		$9.29
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended December 31, 2015
Investment Income:
Dividends (including $10,003,392 received from an affiliated holding and net of foreign taxes withheld of $218,981)			$24,818,917
Interest			9,970,038
TOTAL INCOME			34,788,955
Expenses:
Investment adviser fee (Note 5)		$5,083,817
Administrative fee (Note 5)		655,421
Custodian fees		67,675
Transfer agent fee		59,676
Directors'/Trustees' fees (Note 5)		5,515
Auditing fees		32,480
Legal fees		9,418
Portfolio accounting fees		168,520
Printing and postage		97,584
Miscellaneous (Note 5)		15,989
TOTAL EXPENSES		6,196,095
Reimbursement and Reduction:
Reimbursement of investment adviser fee (Note 5)	$(1,080,890)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(1,608)
TOTAL REIMBURSEMENT AND REDUCTION		(1,082,498)
Net expenses			5,113,597
Net investment income			29,675,358
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net realized loss on investments (including realized loss of $(1,655,881) on sales of investments in an affiliated holding (Note 5)) and foreign currency transactions			(29,977,243)
Net realized loss on futures contracts			(26,401,287)
Net realized loss on swap contracts			(133,055)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(28,600,904)
Net change in unrealized depreciation of futures contracts			715,071
Net change in unrealized appreciation of swap contracts			43,267
Net realized and unrealized loss on investments, futures contracts, swap contracts and foreign currency transactions			(84,354,151)
Change in net assets resulting from operations			$(54,678,793)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended December 31	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$29,675,358	$27,876,687
Net realized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(56,511,585)	12,283,024
Net change in unrealized appreciation/depreciation of investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currency	(27,842,566)	(22,642,996)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(54,678,793)	17,516,715
Distributions to Shareholders:
Distributions from net investment income	(28,593,501)	(16,297,881)
Distributions from net realized gain on investments	(3,066,670)	(34,307,764)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(31,660,171)	(50,605,645)
Share Transactions:
Proceeds from sale of shares	182,578,967	262,897,715
Net asset value of shares issued to shareholders in payment of distributions declared	31,660,171	50,605,645
Cost of shares redeemed	(148,210,146)	(79,470,869)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	66,028,992	234,032,491
Change in net assets	(20,309,972)	200,943,561
Net Assets:
Beginning of period	652,010,572	451,067,011
End of period (including undistributed net investment income of $29,723,581 and $28,390,343, respectively)	$631,700,600	$652,010,572
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
December 31, 2015
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania (collectively, the “Co-Advisers”) are each registered as a “commodity pool operator” with respect to operation of the Fund. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Managed Volatility Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, the Co-Advisers and certain of the Co-Advisers' affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Co-Advisers based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Co-Advisers determine that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Co-Advisers determine that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Co-Advisers and their affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. The detail of total fund expense reimbursement and reduction of $1,082,498 is disclosed in various locations in note 5 and note 6.
Premium and Discount Amortization/ Paydown Gains and Losses
All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
The Fund uses credit default swaps to increase income and to manage country, currency, duration, individual security, market, sector/asset class and yield curve risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps outstanding at December 31, 2015 is $11,224,000. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject to MNA which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The cash or securities deposited in a segregated account, offsets the amount due to the broker reducing the net settlement amount to zero.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swap, at value at period end, including net unrealized appreciation/depreciation, are listed after the Fund's Portfolio of Investments.
The average notional amount of swap contracts held by the Fund throughout the period was $2,632,615. This is based on amounts held as of each month-end throughout the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration, market and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account either a specified amount of cash, which is shown as Restricted Cash in the Statement of Assets and Liabilities, or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $220,588,447 and $68,133,988, respectively. This is based on amounts held as of each month-end throughout fiscal period.
Annual Shareholder Report

Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At December 31, 2015, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $187,613 and $170,965, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Option Contracts
The Fund buys or sells put and call options to increase yield and income and to manage currency, market and individual security risks. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
At December 31, 2015, the Fund had no outstanding written option contracts.
The average market value of purchased call options held by the Fund throughout the period was $784,287. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at December 31, 2015, is as follows:
Security	Acquisition Date	Cost	Market Value
Afren PLC, Series 144A, 6.625%, 12/09/2020	11/26/2013 - 1/30/2014	$389,786	$7,885
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts		$—	Payable for daily variation margin on futures	$27,969*
Equity contracts	Total investments in securities at value-options	$1,622,302	Payable for daily variation margin on futures	$310,088*
Credit contracts	Swaps, at value	$1,396,904		—
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$3,019,206		$338,057
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Forward Exchange Contracts	Purchased Option Contracts	Total
Interest rate contracts	$—	$(1,730,255)	$—	$—	$(1,730,255)
Foreign exchange contracts	—	—	1,432,960	—	1,432,960
Credit contracts	(133,055)	—	—	—	(133,055)
Equity contracts	—	(24,671,032)	—	(562,337)	(25,233,369)
TOTAL	$(133,055)	$(26,401,287)	$1,432,960	$(562,337)	$(25,663,719)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Purchased Option Contracts	Total
Interest rate contracts	$—	$991,320	$—	$991,320
Credit contracts	43,267	—	—	43,267
Equity contracts	—	(276,249)	(105,403)	(381,652)
TOTAL	$43,267	$715,071	$(105,403)	$652,935
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2015	2014
Shares sold	18,131,684	24,348,355
Shares issued to shareholders in payment of distributions declared	3,088,797	4,966,207
Shares redeemed	(15,116,917)	(7,353,587)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	6,103,564	21,960,975
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, swap income reclasses, regulatory settlement proceeds, discount accretion/premium amortization on debt securities and defaulted securities.
Annual Shareholder Report

For the year ended December 31, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(111)	$251,381	$(251,270)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2015 and 2014 was as follows:
	2015	2014
Ordinary income[1]	$ 28,593,501	$27,561,268
Long-term capital gains	$3,066,670	$23,044,377
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$29,852,994
Net unrealized depreciation	$(17,967,252)
Capital loss carryforwards	$(58,270,177)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, defaulted securities and discount accretion/premium amortization on debt securities.
At December 31, 2015, the cost of investments for federal tax purposes was $642,730,958. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/ depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) futures contracts; and (c) swap contracts was $17,879,485. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $13,536,734 and net unrealized depreciation from investments for those securities having an excess of cost over value of $31,416,219.
At December 31, 2015, the Fund had a capital loss carryforward of $58,270,177 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$38,925,053	$16,553,392	$55,478,445
2016	$1,610,350	NA	$1,610,350
2017	$1,181,382	NA	$1,181,382
As a result of the tax-free transfer of assets from Federated Equity Income Fund II, the use of certain capital loss carryforwards listed above may be limited.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The co-advisory agreement between the Fund and the Co- Advisers provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Co-Advisers may voluntarily choose to waive any portion of their fee. Prior to August 14, 2014, Federated Equity Management Company of Pennsylvania acted as the sole Adviser to the Fund, with Federated Investment Management Company acting as Sub-Adviser.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
The Fund agreed to pay FAS an annual Administrative Service Charge of $125,000 for administrative and compliance services related to Commodity Futures Trading Commission Rule 4.5. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2015, the annualized fee paid to FAS was 0.097% of average daily net assets of the Fund.
Expense Limitation
The Co-Advisers and certain of their affiliates (which may include FSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective May 1, 2015, total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.86% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their applicable affiliates currently do not anticipate terminating or increasing this arrangement prior to the Termination Date, this arrangement may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2015, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $6,985,282 and $11,015,504, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Co-Advisers or an affiliate of the Co-Advisers. The Co-Advisers have agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended December 31, 2015, the Co-Advisers reimbursed $1,080,890. Transactions involving the affiliated holding during the year ended December 31, 2015, were as follows:
Federated High Income Bond Fund II, Primary Shares
Balance of Shares Held 12/31/2014	24,725,686
Purchases/Additions	4,898,869
Sales/Reductions	(2,885,986)
Balance of Shares Held 12/31/2015	26,738,569
Value	$170,057,298
Dividend Income	$10,003,392
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in Federated High Income Bond Fund II (IFHIBF), a portfolio of Federated Insurance Series, which is managed by Federated Investment Management Company, the Fund's Co-Adviser. The investment objective of IFHIBF is to achieve high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds. Income distributions from IFHIBF are declared and paid annually, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from IFHIBF are declared and paid annually, and are recorded by the Fund as capital gains.
6. EXPENSE Reduction
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2015, the Fund's expenses were reduced by $1,608 under these arrangements.
Annual Shareholder Report

7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2015, were as follows:
Purchases	$637,156,894
Sales	$594,965,751
8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
At December 31, 2015, the diversification of countries was as follows:
Country	Percentage of Net Assets
United States	44.4%
Mexico	1.8%
China	1.7%
Brazil	1.2%
Turkey	1.2%
Argentina	1.0%
Israel	1.0%
Other[1]	15.3%
1	Countries representing less than 1.0% have been aggregated under the designation “Other.”
9. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2015, there were no outstanding loans. During the year ended December 31, 2015, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2015, there were no outstanding loans. During the year ended December 31, 2015, the program was not utilized.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2015, the amount of long-term capital gains designated by the Fund was $3,066,670.
Of the ordinary income distributions made by the Fund during the year ended December 31, 2015, 21.0% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF The FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED MANAGED VOLATILITY FUND II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Managed Volatility Fund II (the “Fund”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent, custodian, and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Volatility Fund II as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five -year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 12, 2016
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period[1,2]
Actual	$1,000	$927.10	$3.69
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.37	$3.87
1	Expenses are equal to the Fund's annualized net expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
2	Actual and Hypothetical expenses paid during the period utilizing the Fund's current Fee Limit of 0.86% (as reflected in the Notes to Financial Statements, Note 5 under Expense Limitation), multiplied by the average account value over the period, multiplied by 184/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $4.18 and $4.38 respectively.
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: October 1993	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 President Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2015
Federated Managed Volatility Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract, under which three Federated entities will serve as co-advisers to the Fund (“Co-Advisers”), for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Co-Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below. Also, in weighing these factors, the board considered the aggregate advisory fee paid by the Fund for the services of all Co-Advisers but also considered the allocation of that aggregate fee among the Co-Advisers and the rational for that allocation.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Co-Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Co-Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Co-Advisers' investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. In particular, the Board considered the services provided by the Co-Advisers in the aggregate, to the extent that the Co-Advisers collaborate with respect to the implementation of the Fund's strategy, as well as separately, to the extent that specific services provided by a Co-Adviser are distinguishable and subject to meaningful assessment. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Co-Advisers in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual
Annual Shareholder Report

fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The advisory contract between the Fund and the Co-Advisers provides for payment of a single advisory fee by the Fund for all services provided by the Co-Advisers. The advisory contract permits the Co-Advisers to allocate the advisory fee in a manner commensurate with the services they provide to the Fund. The Board considered the fee allocation and analyzed whether the allocation of fees among the Co-Advisers continued to be a reasonable proxy for and measurement of, the level of resources and services provided by each Co-Adviser toward the management of the Fund.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Co-Advisers are executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Co-Advisers' investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the three-year and five-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Co-Advisers and recognized the efforts being undertaken by the Co-Advisers. The Board will continue to monitor these efforts and he performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In
Annual Shareholder Report

addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Co-Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Co-Advisers' industry standing and reputation and with the expectation that the Co-Advisers will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Co-Advisers by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Co-Advisers and their affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Managed Volatility Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916108
G00845-01 (2/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2015
Share Class
Primary
Service

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2015 through December 31, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated High Income Bond Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2015, was -2.57% for the Primary Shares and -2.72% for the Service Shares. The total return of the Fund's Primary Shares consisted of 5.39% current income and -7.96% of depreciation in the net asset value of the Fund's shares. The total return of the Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BHY2%ICI),1 a broad-based securities market index, was -4.43% during the same period. The total return of the Lipper Variable Underlying High Current Yield Funds Average (LVHCYFA),2 a peer group for the Fund, was -3.29% during the same period. The Fund's and LVHCYFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BHY2%ICI.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BHY2%ICI were: (1) the allocation among industry sectors and (2) the selection of individual securities.
MARKET OVERVIEW
The total return for the high-yield market3 for the reporting period was disappointing on both an absolute and a relative basis. For example, the BHY2%ICI, returned -4.43% for the reporting period, underperforming the Barclays U.S. Aggregate Bond Index,4 a measure of high-quality bond5 performance, which returned 0.55% for the period. The main factor which negatively impacted the high-yield market was the weakness in commodity prices, especially energy prices. Three major sectors were especially hard hit by the commodity price decline and drove the BHY2%ICI's return into negative territory. Independent Energy (7.33% of the BHY2%ICI at the beginning of the period) had a total return of -35.62%, Oil Field Services (1.71% of the BHY2%ICI at the beginning of the period) had a total return of -20.91% and Metals (5.55% of the BHY2%ICI at the beginning of the period) had a total return of -23.69%. Excluding these three sectors, the BHY2%ICI had a total return of -0.04% for the reporting period. Also late in the reporting period, the Third Avenue Focused Credit Fund (TFCIX), an open-end mutual fund focusing on distressed securities, had to halt redemptions and go into liquidation mode. While TFCIX's security holdings were dramatically different than most open-end high-yield mutual funds, the fact that it needed to halt redemptions concerned the market. Liquidity concerns resulted in an uptick in mutual fund liquidations in December, thereby putting considerable selling pressure in the market. However, trading volume (according to FINRA's TRACE system) maintained healthy volumes to accommodate mutual fund outflows. The impact of these events can be seen in the spread between high-yield bonds and U.S. Treasury securities with comparable maturities which, according to the Credit Suisse High Yield Bond Index,6 began the reporting period at 564 basis points and ended the reporting period at 747 basis points.
Within the high-yield market, major industry sectors that substantially outperformed the overall BHY2%ICI included: Food & Beverage, Leisure, Building Materials, Consumer Products and Packaging. Major industry sectors that substantially underperformed the overall BHY2%ICI included: Independent Energy, Metals, Oil Field Services, Aerospace/Defense and Midstream. From a credit quality perspective, the higher quality “BB”-rated sector led the way with a return of -1.00% followed by the “B”-rated and “CCC”-rated sectors which returned -4.63% and -12.11%, respectively.
Sector Allocation
During the reporting period, the Fund was positively impacted by its underweight to the poor-performing Independent Energy, Oil Field Services and Metals industry sectors. The Fund was also positively impacted by its overweight to the outperforming Packaging, Healthcare, Food & Beverage and Consumer Products sectors. The Fund was negatively affected by its underweight in the strong-performing Home Construction and Financial Institution sectors.
Annual Shareholder Report
1

Security Selection
The Fund was positively impacted relative to the BHY2%ICI by strong security selection in the Independent Energy, Media Entertainment, Gaming, Retail, Aerospace/Defense and Industrial Other industry sectors. The Fund was negatively impacted by poor security selection in the Cable Satellite, Midstream and Wireless Telecommunications industry sectors. Specific Fund holdings that substantially outperformed the BHY2%ICI included: Multi Packaging Solutions, Hiland Partners, Regal Entertainment, ServiceMaster and Affinity Gaming. Specific Fund holdings that substantially underperformed the BHY2%ICI included Sandridge Energy, Linn Energy, Energy XXI Gulf Coast, BreitBurn Energy Partners and Chesapeake Energy Corp.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BHY2%ICI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the LVHCYFA.
3	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
4	The Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index is unmanaged, and it is not possible to invest directly in an index.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low-quality bonds. Low-quality is defined as those bonds in the range from “BB” to “CCC” and defaults. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated High Income Bond Fund II from December 31, 2005 to December 31, 2015, compared to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BHY2%ICI)2 and the Lipper Variable Underlying High Current Yield Funds Average (LVHCYFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2015
Average Annual Total Returns for the Period Ended 12/31/2015
	1 Year	5 Years	10 Years
Primary Shares	-2.57%	5.24%	6.74%
Service Shares	-2.72%	4.98%	6.49%
BHY2%ICI	-4.43%	5.03%	6.95%
LVHCYFA	-3.29%	4.32%	5.68%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BHY2%ICI and the LVHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BHY2%ICI is an issuer-constrained version of the Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2015, the Fund's index classification1 was as follows:
Index Classification	Percentage of Total Net Assets
Technology	10.9%
Health Care	9.6%
Media Entertainment	7.3%
Packaging	6.5%
Cable Satellite	6.4%
Midstream	6.1%
Independent Energy	4.2%
Automotive	4.0%
Gaming	4.0%
Wireless Communications	4.3%
Financial Institutions	3.9%
Pharmaceuticals	3.7%
Other[2]	26.5%
Cash Equivalents[3]	0.9%
Other Assets and Liabilities—Net[4]	1.7%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BHY2%ICI). Individual portfolio securities that are not included in the BHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2015
Principal Amount or Shares			Value
		CORPORATE BONDS—97.4%
		Aerospace/Defense—0.9%
$325,000	[1,2]	KLX, Inc., Sr. Unsecd. Note, Series 144A, 5.875%, 12/1/2022	$310,375
525,000		TransDigm, Inc., 5.50%, 10/15/2020	510,563
500,000		TransDigm, Inc., 7.50%, 7/15/2021	520,000
825,000		TransDigm, Inc., Sr. Sub. Note, 6.00%, 7/15/2022	810,562
400,000		TransDigm, Inc., Sr. Sub. Note, 6.50%, 7/15/2024	399,800
375,000	[1,2]	TransDigm, Inc., Sr. Sub. Note, Series 144A, 6.50%, 5/15/2025	364,688
		TOTAL	2,915,988
		Automotive—4.0%
1,275,000		Affinia Group, Inc., Sr. Unsecd. Note, 7.75%, 5/1/2021	1,304,070
975,000		American Axle & Manufacturing Holdings, Inc., Sr. Note, 6.625%, 10/15/2022	1,023,750
175,000		American Axle & Manufacturing Holdings, Inc., Sr. Note, 7.75%, 11/15/2019	194,250
275,000		American Axle & Manufacturing Holdings, Inc., Sr. Unsecd. Note, 6.25%, 3/15/2021	285,657
1,375,000	[1,2]	Gates Global LLC, Series 144A, 6.00%, 7/15/2022	996,875
475,000		Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 5.125%, 11/15/2023	489,250
875,000	[1]	International Automotive Components, Sr. Secd. Note, Series 144A, 9.125%, 6/1/2018	752,500
800,000	[1,2]	J.B. Poindexter, Inc., Series 144A, 9.00%, 4/1/2022	840,000
825,000		Lear Corp., 4.75%, 1/15/2023	833,250
625,000		Lear Corp., 5.25%, 1/15/2025	639,062
250,000		Lear Corp., 5.375%, 3/15/2024	258,125
1,000,000		MPG Holdco I, Inc., Sr. Unsecd. Note, 7.375%, 10/15/2022	1,015,000
500,000	[1,2]	Omega US Sub LLC, Sr. Unsecd. Note, Series 144A, 8.75%, 7/15/2023	463,750
350,000	[1,2]	Schaeffler AG, Series 144A, 4.25%, 5/15/2021	349,125
400,000	[1,2]	Schaeffler AG, Series 144A, 4.75%, 5/15/2021	404,000
1,075,000	[1,2]	Schaeffler AG, Series 144A, 6.75%, 11/15/2022	1,161,000
200,000	[1,2]	Schaeffler Finance BV, Series 144A, 4.75%, 5/15/2023	197,000
1,025,000		UCI International, Inc., Company Guarantee, 8.625%, 2/15/2019	358,750
175,000	[1,2]	ZF North America Capital, Inc., Series 144A, 4.50%, 4/29/2022	171,719
675,000	[1,2]	ZF North America Capital, Inc., Series 144A, 4.75%, 4/29/2025	645,468
		TOTAL	12,382,601
		Building Materials—2.0%
200,000		Allegion PLC, Sr. Unsecd. Note, 5.875%, 9/15/2023	204,500
450,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 5.75%, 10/1/2021	457,875
1,075,000	[1,2]	American Builders & Contractors Supply Co., Inc., Series 144A, 5.625%, 4/15/2021	1,093,812
75,000	[1,2]	American Builders & Contractors Supply Co., Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 12/15/2023	75,750
275,000	[1,2]	Anixter, Inc., Sr. Unsecd. Note, Series 144A, 5.50%, 3/1/2023	277,062
275,000	[1,2]	Beacon Roofing Supply, Inc., Sr. Unsecd. Note, Series 144A, 6.375%, 10/1/2023	281,531
325,000	[1,2]	Building Materials Corp. of America, Sr. Unsecd. Note, Series 144A, 6.00%, 10/15/2025	333,125
250,000	[1,2]	HD Supply, Inc., Series 144A, 5.25%, 12/15/2021	255,938
300,000		HD Supply, Inc., Sr. Unsecd. Note, 7.50%, 7/15/2020	313,500
225,000	[1,2]	Masonite International Corp., Sr. Unsecd. Note, Series 144A, 5.625%, 3/15/2023	233,438
675,000	[1,2]	NCI Building System, Inc., Sr. Unsecd. Note, Series 144A, 8.25%, 1/15/2023	712,125
1,025,000	[1,2]	RSI Home Products, Inc., Series 144A, 6.50%, 3/15/2023	1,060,875
350,000	[1,2]	USG Corp., Sr. Note, Series 144A, 5.875%, 11/1/2021	365,750
575,000	[1,2]	USG Corp., Sr. Unsecd. Note, Series 144A, 5.50%, 3/1/2025	585,781
		TOTAL	6,251,062
Annual Shareholder Report
5

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Cable Satellite—6.4%
$150,000	[1,2]	Altice Financing SA, Series 144A, 6.625%, 2/15/2023	$148,500
575,000	[1,2]	Altice US Finance I Corp., Series 144A, 5.375%, 7/15/2023	577,875
225,000	[1,2]	Altice US Finance I Corp., Sr. Unsecd. Note, Series 144A, 7.75%, 7/15/2025	208,125
775,000		CCO Holdings LLC/Cap Corp., 5.75%, 9/1/2023	796,312
175,000	[1,2]	CCO Holdings LLC/Cap Corp., Series 144A, 5.375%, 5/1/2025	174,563
400,000	[1,2]	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, Series 144A, 5.875%, 5/1/2027	399,000
500,000	[1,2]	CCOH Safari LLC, Sr. Unsecd. Note, Series 144A, 5.75%, 2/15/2026	502,500
1,225,000	[1,2]	Cequel Communications Holdings, Sr. Unsecd. Note, Series 144A, 5.125%, 12/15/2021	1,107,094
450,000	[1,2]	Cequel Communications Holdings, Sr. Unsecd. Note, Series 144A, 5.125%, 12/15/2021	406,688
625,000		Charter Communications Holdings II, 5.125%, 2/15/2023	627,344
850,000		Charter Communications Holdings II, 5.75%, 1/15/2024	875,500
225,000		Charter Communications Holdings II, 6.625%, 1/31/2022	237,656
2,050,000		DISH DBS Corp., 5.875%, 7/15/2022	1,916,750
450,000		DISH DBS Corp., Sr. Unsecd. Note, 5.875%, 11/15/2024	401,625
675,000		Intelsat (Luxembourg) S. A., 7.75%, 6/1/2021	317,250
775,000		Intelsat (Luxembourg) S. A., Sr. Unsecd. Note, 8.125%, 6/1/2023	352,625
1,150,000		Intelsat Jackson Holdings S.A., 6.625%, 12/15/2022	738,875
1,800,000		Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 5.50%, 8/1/2023	1,422,000
625,000	[1,2]	Neptune Finco Corp., Sr. Unsecd. Note, Series 144A, 10.125%, 1/15/2023	653,125
1,150,000	[1,2]	Neptune Finco Corp., Sr. Unsecd. Note, Series 144A, 10.875%, 10/15/2025	1,207,500
450,000	[1,2]	Neptune Finco Corp., Sr. Unsecd. Note, Series 144A, 6.625%, 10/15/2025	469,125
1,425,000	[1,2]	Sirius XM Radio, Inc., Series 144A, 4.625%, 5/15/2023	1,401,844
400,000	[1,2]	Sirius XM Radio, Inc., Series 144A, 6.00%, 7/15/2024	419,000
675,000	[1,2]	Sirius XM Radio, Inc., Sr. Unsecd. Note, Series 144A, 5.375%, 4/15/2025	680,906
550,000	[1,2]	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Series 144A, 5.00%, 1/15/2025	527,312
950,000	[1,2]	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Series 144A, 5.50%, 1/15/2023	951,187
275,000	[1,2]	Unitymedia KabelBW GmbH, Series 144A, 6.125%, 1/15/2025	272,773
900,000	[1,2]	Virgin Media Secured Finance PLC, Series 144A, 5.25%, 1/15/2026	877,500
900,000	[1,2]	Virgin Media Secured Finance PLC, Series 144A, 6.375%, 4/15/2023	916,875
200,000	[1,2]	Virgin Media, Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 1/15/2025	193,000
300,000	[1,2]	Ziggo Finance BV, Sr. Unsecd. Note, Series 144A, 5.875%, 1/15/2025	279,375
		TOTAL	20,059,804
		Chemicals—2.4%
850,000		Ashland, Inc., 4.75%, 8/15/2022	829,812
325,000		Celanese US Holdings LLC, 4.625%, 11/15/2022	321,750
675,000	[1,2]	Compass Minerals International, Inc., Series 144A, 4.875%, 7/15/2024	646,313
625,000	[1,2]	Dupont Performance Coatings, Series 144A, 7.375%, 5/1/2021	660,547
525,000	[1,2]	Eco Services Operations LLC, Sr. Unsecd. Note, Series 144A, 8.50%, 11/1/2022	448,875
75,000		Georgia Gulf Corp., 4.875%, 5/15/2023	67,781
625,000		Hexion U.S. Finance Corp., 6.625%, 4/15/2020	492,188
775,000		Hexion U.S. Finance Corp., Sr. Secd. Note, 8.875%, 2/1/2018	550,250
700,000		Huntsman International LLC, Sr. Unsecd. Note, 4.875%, 11/15/2020	642,250
725,000	[1,2]	Huntsman International LLC, Sr. Unsecd. Note, Series 144A, 5.125%, 11/15/2022	656,125
250,000	[1,2]	Platform Specialty Products Corp., Series 144A, 10.37%, 5/1/2021	250,000
1,400,000	[1,2]	Platform Specialty Products Corp., Sr. Unsecd. Note, Series 144A, 6.50%, 2/1/2022	1,218,000
250,000	[1,2]	WR Grace & Co.—Conn., Sr. Unsecd. Note, Series 144A, 5.125%, 10/1/2021	253,125
300,000	[1,2]	WR Grace & Co.—Conn., Sr. Unsecd. Note, Series 144A, 5.625%, 10/1/2024	304,125
		TOTAL	7,341,141
Annual Shareholder Report
6

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Construction Machinery—0.7%
$350,000		United Rentals, Inc., 4.625%, 7/15/2023	$350,438
175,000		United Rentals, Inc., 5.75%, 11/15/2024	174,125
1,550,000		United Rentals, Inc., Sr. Unsecd. Note, 5.50%, 7/15/2025	1,509,312
175,000		United Rentals, Inc., Sr. Unsecd. Note, 6.125%, 6/15/2023	179,813
		TOTAL	2,213,688
		Consumer Cyclical Services—1.4%
650,000	[1,2]	Garda World Security Corp., Series 144A, 7.25%, 11/15/2021	562,250
825,000	[1,2]	Garda World Security Corp., Series 144A, 7.25%, 11/15/2021	713,625
1,600,000	[1,2]	Hearthside Group Holdings LLC, Series 144A, 6.50%, 5/1/2022	1,488,000
950,000		IHS, Inc., Sr. Unsecd. Note, 5.00%, 11/1/2022	965,437
275,000		ServiceMaster Co., Sr. Unsecd. Note, 7.10%, 3/1/2018	275,000
250,000		ServiceMaster Co., Sr. Unsecd. Note, 7.45%, 8/15/2027	250,000
		TOTAL	4,254,312
		Consumer Products—2.8%
1,875,000	[1,2]	AOT Bedding Super Holdings LLC, Series 144A, 8.125%, 10/1/2020	1,968,750
1,025,000		FGI Operating Co. LLC/FGI Finance, Inc., 7.875%, 5/1/2020	743,125
1,350,000	[1,2]	First Quality Finance Co., Inc., Series 144A, 4.625%, 5/15/2021	1,235,250
875,000	[1,2]	Party City Holdings, Inc., Sr. Unsecd. Note, Series 144A, 6.125%, 8/15/2023	853,125
1,675,000	[1,2]	Prestige Brands Holdings, Inc., Series 144A, 5.375%, 12/15/2021	1,616,375
300,000	[1,2]	Spectrum Brands, Inc., Series 144A, 6.125%, 12/15/2024	313,500
550,000	[1,2]	Spectrum Brands, Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 7/15/2025	566,500
775,000		Springs Industries, Inc., 6.25%, 6/1/2021	771,125
475,000	[1,2]	Vista Outdoor, Inc., Sr. Unsecd. Note, Series 144A, 5.875%, 10/1/2023	489,250
		TOTAL	8,557,000
		Diversified Manufacturing—1.7%
375,000	[1,2]	EnerSys, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 4/30/2023	375,000
1,300,000	[1,2]	Entegris, Inc., Series 144A, 6.00%, 4/1/2022	1,321,125
1,225,000	[1,2]	Gardner Denver, Inc., Series 144A, 6.875%, 8/15/2021	943,250
900,000	[1,2]	Hamilton Sundstrand Corp., Series 144A, 7.75%, 12/15/2020	652,500
825,000	[1,2]	Milacron LLC, Series 144A, 7.75%, 2/15/2021	773,437
1,225,000		WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 12/15/2021	1,182,125
		TOTAL	5,247,437
		Financial Institutions—3.9%
175,000		AerCap Ireland Capital Ltd/AerCap Global Aviation Trust, 4.625%, 10/30/2020	179,594
800,000		AerCap Ireland Capital Ltd/AerCap Global Aviation Trust, Sr. Unsecd. Note, 4.50%, 5/15/2021	815,000
200,000		AerCap Ireland Capital Ltd/AerCap Global Aviation Trust, Sr. Unsecd. Note, 4.625%, 7/1/2022	202,750
175,000		Ally Financial, Inc., Sr. Sub. Note, 5.75%, 11/20/2025	177,625
700,000		Ally Financial, Inc., Sr. Unsecd. Note, 3.25%, 11/5/2018	688,625
1,300,000		Ally Financial, Inc., Sr. Unsecd. Note, 3.75%, 11/18/2019	1,285,375
950,000		Ally Financial, Inc., Sr. Unsecd. Note, 4.125%, 2/13/2022	942,875
400,000		Ally Financial, Inc., Sr. Unsecd. Note, 4.625%, 5/19/2022	403,000
625,000		Ally Financial, Inc., Sr. Unsecd. Note, 5.125%, 9/30/2024	642,188
475,000	[1,2]	CIT Group Holdings, Inc., Sr. 2nd Priority Note, Series 144A, 6.625%, 4/1/2018	502,313
150,000		CIT Group Holdings, Inc., Sr. Unsecd. Note, 5.375%, 5/15/2020	157,500
750,000		CIT Group, Inc., Sr. Unsecd. Note, 5.00%, 8/1/2023	763,125
1,725,000	[1,2]	Hockey Merger Sub 2 Inc., Sr. Unsecd. Note, Series 144A, 7.875%, 10/1/2021	1,556,812
750,000	[1,2]	Hub Holdings LLC/Hub Hol, Sr. Unsecd. Note, Series 144A, 8.125%, 7/15/2019	705,000
1,500,000		International Lease Finance Corp., 5.875%, 8/15/2022	1,601,250
Annual Shareholder Report
7

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institutions—continued
$1,550,000	[1,2]	Quicken Loans, Inc., Series 144A, 5.75%, 5/1/2025	$1,482,187
		TOTAL	12,105,219
		Food & Beverage—3.3%
2,100,000	[1,2]	Anna Merger Sub, Inc., Series 144A, 7.75%, 10/1/2022	1,858,500
1,300,000		Aramark Corp., Sr. Unsecd. Note, 5.75%, 3/15/2020	1,347,125
200,000	[1,2]	Aramark Services, Inc., Sr. Unsecd. Note, Series 144A, 5.125%, 1/15/2024	204,250
325,000		Constellation Brands, Inc., Sr. Unsecd. Note, 4.75%, 12/1/2025	331,906
775,000	[1,2]	Dean Foods Co., Sr. Unsecd. Note, Series 144A, 6.50%, 3/15/2023	807,938
1,625,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.875%, 5/1/2021	1,564,062
375,000	[1,2]	Post Holdings, Inc., Sr. Unsecd. Note, Series 144A, 7.75%, 3/15/2024	393,750
900,000	[1,2]	Post Holdings, Inc., Sr. Unsecd. Note, Series 144A, 8.00%, 7/15/2025	956,250
250,000		Smithfield Foods, Inc., 6.625%, 8/15/2022	260,313
115,000	[1,2]	Smithfield Foods, Inc., Sr. Note, Series 144A, 5.25%, 8/1/2018	116,725
100,000		TreeHouse Foods, Inc., 4.875%, 3/15/2022	95,500
2,350,000		U.S. Foodservice, Inc., Sr. Unsecd. Note, 8.50%, 6/30/2019	2,426,375
		TOTAL	10,362,694
		Gaming—4.0%
375,000		Affinity Gaming LLC, Sr. Unsecd. Note, 9.00%, 5/15/2018	378,750
450,000		Ameristar Casinos, Inc., Sr. Unsecd. Note, 7.50%, 4/15/2021	471,375
700,000		Boyd Gaming Corp., Sr. Unsecd. Note, 6.875%, 5/15/2023	722,750
675,000	[1,2]	Chester Downs & Marina, Series 144A, 9.25%, 2/1/2020	487,688
450,000		GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/1/2023	441,000
1,050,000		MGM Mirage, Inc., 7.75%, 3/15/2022	1,119,562
725,000		MGM Mirage, Inc., Sr. Unsecd. Note, 6.75%, 10/1/2020	748,563
675,000		MGM Resorts International, 6.00%, 3/15/2023	671,625
875,000		Mohegan Tribal Gaming Authority, 9.75%, 9/1/2021	877,187
1,450,000		Penn National Gaming, Inc., 5.875%, 11/1/2021	1,413,750
775,000		Pinnacle Entertainment, Inc., 6.375%, 8/1/2021	818,594
425,000		Pinnacle Entertainment, Inc., 7.75%, 4/1/2022	464,047
574,000	[1,2]	Rivers Pittsburgh LP, Sr. Secd. Note, Series 144A, 9.50%, 6/15/2019	596,960
1,650,000	[1,2]	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Series 144A, 5.875%, 5/15/2021	1,654,125
485,000	[1,2]	Seminole Tribe of Florida, Bond, Series 144A, 7.804%, 10/1/2020	501,975
1,175,000		Station Casinos, Inc., Sr. Note, 7.50%, 3/1/2021	1,204,375
		TOTAL	12,572,326
		Health Care—9.6%
1,025,000	[1,2]	Air Medical Group Holdings, Inc., Sr. Unsecd. Note, Series 144A, 6.375%, 5/15/2023	917,375
1,175,000		Amsurg Corp., Sr. Unsecd. Note, 5.625%, 7/15/2022	1,167,656
1,775,000		CHS/Community Health Systems, Inc., Sr. Unsecd. Note, 6.875%, 2/1/2022	1,692,906
725,000		CHS/Community Health Systems, Inc., Term Loan—1st Lien, 5.125%, 8/1/2021	725,000
200,000		DaVita HealthCare Partners, Inc., 5.00%, 5/1/2025	193,500
750,000		DaVita HealthCare Partners, Inc., 5.125%, 7/15/2024	751,406
650,000		Emdeon, Inc., 11.00%, 12/31/2019	680,063
425,000	[1,2]	Emdeon, Inc., Sr. Unsecd. Note, Series 144A, 6.00%, 2/15/2021	396,313
1,475,000	[1,2]	Envision Healthcare Holdings, Inc., Series 144A, 5.125%, 7/1/2022	1,452,875
600,000		HCA, Inc., 4.75%, 5/1/2023	595,500
1,675,000		HCA, Inc., 5.00%, 3/15/2024	1,675,000
525,000		HCA, Inc., 5.875%, 2/15/2026	528,281
675,000		HCA, Inc., Bond, 5.875%, 3/15/2022	713,813
2,025,000		HCA, Inc., Sr. Unsecd. Note, 5.375%, 2/1/2025	2,002,219
Annual Shareholder Report
8

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Health Care—continued
$925,000		HCA, Inc., Sr. Unsecd. Note, 7.50%, 2/15/2022	$1,029,062
725,000		HCA, Inc., Term Loan—1st Lien, 5.25%, 4/15/2025	732,250
325,000	[1,2]	Hill-Rom Holdings, Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 9/1/2023	333,125
1,250,000		Iasis Healthcare, Sr. Unsecd. Note, 8.375%, 5/15/2019	1,156,250
425,000		LifePoint Health, Inc., 5.875%, 12/1/2023	432,438
775,000		LifePoint Health, Inc., Sr. Unsecd. Note, 5.50%, 12/1/2021	790,500
200,000	[1,2]	MEDNAX, Inc., Sr. Unsecd. Note, Series 144A, 5.25%, 12/1/2023	201,500
1,975,000	[1,2]	MPH Acquisition Holdings LLC, Series 144A, 6.625%, 4/1/2022	1,984,875
2,550,000	[1,2]	Ortho-Clinical Diagnostics, Inc., Series 144A, 6.625%, 5/15/2022	1,753,125
1,375,000	[1,2]	Sterigenics-Nordion Holdings LLC, Sr. Unsecd. Note, Series 144A, 6.50%, 5/15/2023	1,316,562
1,000,000	[1,2]	Surgical Care Affiliates, Inc., Sr. Unsecd. Note, Series 144A, 6.00%, 4/1/2023	980,000
500,000	[1,2]	Team Health, Inc., Sr. Unsecd. Note, Series 144A, 7.25%, 12/15/2023	518,750
675,000		Teleflex, Inc., Sr. Unsecd. Note, 5.25%, 6/15/2024	675,000
1,525,000		Tenet Healthcare Corp., 8.125%, 4/1/2022	1,528,812
1,050,000		Tenet Healthcare Corp., Note, 4.375%, 10/1/2021	1,018,500
425,000		Tenet Healthcare Corp., Sr. Secd. Note, 4.50%, 4/1/2021	416,500
575,000		Tenet Healthcare Corp., Sr. Unsecd. Note, 6.75%, 6/15/2023	534,391
950,000		Wolverine Healthcare, Sr. Note, 10.625%, 6/1/2020	959,500
		TOTAL	29,853,047
		Independent Energy—4.2%
800,000		Antero Resources Corp., 6.00%, 12/1/2020	672,000
275,000		Antero Resources Corp., Sr. Unsecd. Note, 5.125%, 12/1/2022	210,375
275,000	[1,2]	Antero Resources Corp., Sr. Unsecd. Note, Series 144A, 5.625%, 6/1/2023	215,875
450,000		Antero Resources Finance Corp., 5.375%, 11/1/2021	362,250
725,000		Approach Resources, Inc., 7.00%, 6/15/2021	261,000
350,000		BreitBurn Energy Partners L.P., 7.875%, 4/15/2022	64,750
200,000		California Resources Corp., Sr. Unsecd. Note, 5.50%, 9/15/2021	64,000
1,100,000		California Resources Corp., Sr. Unsecd. Note, 6.00%, 11/15/2024	338,250
50,000		Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	40,750
1,025,000		Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, 7.50%, 9/15/2020	900,719
225,000		Chaparral Energy, Inc., 7.625%, 11/15/2022	52,875
175,000		Chaparral Energy, Inc., Company Guarantee, 9.875%, 10/1/2020	44,625
75,000		Chesapeake Energy Corp., 5.75%, 3/15/2023	22,125
75,000		Chesapeake Energy Corp., Sr. Unsecd. Note, 5.375%, 6/15/2021	20,625
1,350,000		Chesapeake Energy Corp., Sr. Unsecd. Note, 6.875%, 11/15/2020	391,500
125,000	[1,2]	Crownrock LP/Crownrock F, Series 144A, 7.125%, 4/15/2021	117,812
250,000	[1,2]	Crownrock LP/Crownrock F, Unsecd. Note, Series 144A, 7.75%, 2/15/2023	236,250
250,000		EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Unsecd. Note, 6.375%, 6/15/2023	126,250
175,000		EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Unsecd. Note, 7.75%, 9/1/2022	90,125
700,000		EP Energy/EP Finance, Inc., 9.375%, 5/1/2020	449,750
550,000		Energy XXI Gulf Coast, Inc., 7.50%, 12/15/2021	62,563
150,000		Energy XXI Gulf Coast, Inc., Sr. Unsecd. Note, 6.875%, 3/15/2024	17,250
50,000		Gulfport Energy Corp., Sr. Unsecd. Note, 6.625%, 5/1/2023	42,000
975,000		Gulfport Energy Corp., Sr. Unsecd. Note, 7.75%, 11/1/2020	877,500
600,000	[1,2]	Halcon Resources Corp., Series 144A, 8.625%, 2/1/2020	416,250
325,000		Laredo Petroleum, 5.625%, 1/15/2022	284,375
225,000		Laredo Petroleum, Sr. Unsecd. Note, 6.25%, 3/15/2023	196,875
175,000		Laredo Petroleum, Sr. Unsecd. Note, 7.375%, 5/1/2022	161,875
1,125,000		Legacy Reserves, 6.625%, 12/1/2021	241,875
Annual Shareholder Report
9

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Independent Energy—continued
$550,000		Linn Energy LLC, 6.50%, 5/15/2019	$99,000
325,000		Linn Energy LLC, 6.50%, 9/15/2021	45,500
350,000		Linn Energy LLC, Company Guarantee, 7.75%, 2/1/2021	52,500
200,000		Linn Energy LLC, Sr. Unsecd. Note, 6.25%, 11/1/2019	34,000
1,225,000		Northern Oil and Gas, Inc., Sr. Note, 8.00%, 6/1/2020	820,750
400,000		Oasis Petroleum, Inc., 6.875%, 1/15/2023	250,000
125,000		Oasis Petroleum, Inc., 6.875%, 3/15/2022	80,625
650,000		Oasis Petroleum, Inc., Company Guarantee, 6.50%, 11/1/2021	433,875
175,000		PDC Energy, Inc., 7.75%, 10/15/2022	168,875
475,000		RSP Permian, Inc., Sr. Unsecd. Note, 6.625%, 10/1/2022	439,375
150,000	[1,2]	RSP Permian, Inc., Sr. Unsecd. Note, Series 144A, 6.625%, 10/1/2022	138,750
150,000		Range Resources Corp., 5.00%, 8/15/2022	112,875
300,000		Range Resources Corp., Sr. Sub. Note, 5.00%, 3/15/2023	225,000
597,000	[1,2]	Range Resources Corp., Sr. Unsecd. Note, Series 144A, 4.875%, 5/15/2025	455,959
950,000		Rice Energy, Inc., Sr. Unsecd. Note, 6.25%, 5/1/2022	688,750
350,000		SM Energy Co., Sr. Unsecd. Note, 5.00%, 1/15/2024	229,250
325,000		SM Energy Co., Sr. Unsecd. Note, 5.625%, 6/1/2025	215,312
225,000		SM Energy Co., Sr. Unsecd. Note, 6.50%, 1/1/2023	166,500
175,000		Sandridge Energy, Inc., 7.50%, 2/15/2023	19,906
500,000		Sandridge Energy, Inc., 7.50%, 3/15/2021	55,000
550,000		Sandridge Energy, Inc., 8.125%, 10/15/2022	63,250
775,000		W&T Offshore, Inc., Sr. Unsecd. Note, 8.50%, 6/15/2019	275,125
175,000		Whiting Petroleum Corp., Sr. Unsecd. Note, 5.75%, 3/15/2021	128,450
1,150,000		Whiting Petroleum Corp., Sr. Unsecd. Note, 6.25%, 4/1/2023	833,750
		TOTAL	13,014,846
		Industrial - Other—2.1%
575,000		Anixter International, Inc., 5.125%, 10/1/2021	577,156
450,000		Anixter International, Inc., 5.625%, 5/1/2019	469,688
900,000	[1,2]	Belden, Inc., Sr. Sub., Series 144A, 5.25%, 7/15/2024	832,500
925,000	[1,2]	Belden, Inc., Sr. Sub., Series 144A, 5.50%, 9/1/2022	894,937
800,000	[1,2]	Cleaver-Brooks, Inc., Series 144A, 8.75%, 12/15/2019	776,000
1,000,000	[1,2]	Hillman Group, Inc., Unsecd. Note, Series 144A, 6.375%, 7/15/2022	835,000
1,275,000	[1,2]	Mirror Bidco/Dematic, Series 144A, 7.75%, 12/15/2020	1,287,750
850,000	[1,2]	Unifrax Investment Corp., Series 144A, 7.50%, 2/15/2019	760,750
		TOTAL	6,433,781
		Leisure—0.9%
650,000		Cedar Fair LP, Sr. Unsecd. Note, 5.375%, 6/1/2024	659,750
175,000		Cinemark USA, Inc., 5.125%, 12/15/2022	174,344
775,000	[1,3,4,5,6]	Hard Rock Park Operations LLC, Sr. Secd. Note, Series 144A, 7.40%, 4/1/2012	0
350,000		Regal Cinemas, Inc., 5.75%, 2/1/2025	339,062
425,000		Regal Entertainment Group, Sr. Unsecd. Note, 5.75%, 3/15/2022	426,594
1,100,000	[1,2]	Six Flags Entertainment Corp., Sr. Note, Series 144A, 5.25%, 1/15/2021	1,119,250
		TOTAL	2,719,000
		Lodging—0.3%
600,000		Hilton Worldwide Finance LLC, Sr. Unsecd. Note, 5.625%, 10/15/2021	624,750
150,000		RHP Hotel Property/RHP Finance Corp., Sr. Unsecd. Note, 5.00%, 4/15/2023	150,750
		TOTAL	775,500
		Media Entertainment—7.3%
475,000		AMC Networks, Inc., 7.75%, 7/15/2021	501,125
Annual Shareholder Report
10

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Media Entertainment—continued
$450,000		AMC Networks, Inc., Sr. Unsecd. Note, 4.75%, 12/15/2022	$451,688
250,000		CBS Outdoor Americas Capital LLC/Corp., Sr. Unsecd. Note, 5.25%, 2/15/2022	256,563
675,000		CBS Outdoor Americas Capital LLC/Corp., Sr. Unsecd. Note, 5.625%, 2/15/2024	696,094
275,000		CBS Outdoor Americas Capital LLC/Corp., Sr. Unsecd. Note, 5.875%, 3/15/2025	280,156
1,150,000		Clear Channel Communications, Inc., Company Guarantee, 9.00%, 3/1/2021	806,437
200,000	[1,2]	Clear Channel International BV, Sr. Unsecd. Note, Series 144A, 8.75%, 12/15/2020	200,000
275,000		Clear Channel Worldwide, 6.50%, 11/15/2022	266,406
1,650,000		Clear Channel Worldwide, Series B, 6.50%, 11/15/2022	1,614,937
475,000		Cumulus Media, Inc., Sr. Unsecd. Note, 7.75%, 5/1/2019	162,688
1,250,000	[1,2]	Emerald Expo Holdings, Inc., Series 144A, 9.00%, 6/15/2021	1,212,500
775,000		Entercom Radio LLC, Sr. Sub. Note, 10.50%, 12/1/2019	806,000
250,000		Gannett Co., Inc., 5.125%, 10/15/2019	259,375
950,000		Gannett Co., Inc., 6.375%, 10/15/2023	1,004,625
100,000	[1,2]	Gannett Co., Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 9/15/2021	100,500
100,000	[1,2]	Gannett Co., Inc., Sr. Unsecd. Note, Series 144A, 5.50%, 9/15/2024	100,250
1,350,000		Gray Television, Inc., 7.50%, 10/1/2020	1,392,187
150,000		Lamar Media Corp., 5.00%, 5/1/2023	152,625
425,000		Lamar Media Corp., 5.875%, 2/1/2022	448,375
375,000		Lamar Media Corp., Sr. Unsecd. Note, 5.375%, 1/15/2024	388,125
1,100,000		Lin Television Corp., Sr. Unsecd. Note, 5.875%, 11/15/2022	1,097,250
1,225,000	[1,2]	Match Group, Inc., Sr. Unsecd. Note, Series 144A, 6.75%, 12/15/2022	1,218,875
900,000	[1,2]	Nexstar Broadcasting, Inc., Sr. Unsecd. Note, Series 144A, 6.125%, 2/15/2022	884,250
900,000	[1,2]	Nielsen Finance LLC/Nielsen Finance Co., Series 144A, 5.00%, 4/15/2022	892,125
1,000,000	[1,2]	Nielsen Finance LLC/Nielsen Finance Co., Series 144A, 5.50%, 10/1/2021	1,028,750
725,000	[1,2]	Radio One, Inc., Series 144A, 7.375%, 4/15/2022	647,969
800,000	[1,2]	Radio One, Inc., Series 144A, 9.25%, 2/15/2020	636,000
1,650,000	[1,2]	Sinclair Television Group, Series 144A, 5.625%, 8/1/2024	1,610,812
100,000		Sinclair Television Group, Sr. Unsecd. Note, 6.125%, 10/1/2022	102,500
1,350,000	[1,2]	Southern Graphics Systems, Inc., Series 144A, 8.375%, 10/15/2020	1,363,500
325,000	[1,2]	Time, Inc., Series 144A, 5.75%, 4/15/2022	298,188
800,000	[1,2]	Townsquare Media, Inc., Sr. Unsecd. Note, Series 144A, 6.50%, 4/1/2023	735,000
1,025,000	[1,2]	Tribune Media Co., Sr. Unsecd. Note, Series 144A, 5.875%, 7/15/2022	1,027,562
		TOTAL	22,643,437
		Metals & Mining—0.6%
1,025,000		ArcelorMittal SA, 6.125%, 6/1/2025	750,813
250,000		Steel Dynamics, Inc., Sr. Unsecd. Note, 5.125%, 10/1/2021	232,500
100,000		Steel Dynamics, Inc., Sr. Unsecd. Note, 5.25%, 4/15/2023	91,750
725,000		Steel Dynamics, Inc., Sr. Unsecd. Note, 5.50%, 10/1/2024	663,375
500,000	[1]	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., Series 144A, 9.75%, 6/15/2019	250,625
		TOTAL	1,989,063
		Midstream—6.1%
725,000		Access Midstream Partners LP, Sr. Note, 4.875%, 5/15/2023	588,654
125,000		Access Midstream Partners LP, Sr. Unsecd. Note, 4.875%, 3/15/2024	100,320
500,000		Atlas Pipeline Partners LP, 5.875%, 8/1/2023	467,500
375,000		Chesapeake Midstream Partners L. P., Sr. Unsecd. Note, 6.125%, 7/15/2022	355,310
800,000		Crestwood Midstream Partners LP, Sr. Unsecd. Note, 6.125%, 3/1/2022	560,000
825,000	[1,2]	Crestwood Midstream Partners LP, Sr. Unsecd. Note, Series 144A, 6.25%, 4/1/2023	579,562
2,525,000		Energy Transfer Equity LP, 5.875%, 1/15/2024	2,070,500
450,000	[1,2]	Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsecd. Note, Series 144A, 6.75%, 6/15/2023	369,000
Annual Shareholder Report
11

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Midstream—continued
$500,000		Ferrellgas, L.P., Sr. Unsecd. Note, 6.50%, 5/1/2021	$427,500
825,000		Ferrellgas, L.P., Sr. Unsecd. Note, 6.75%, 1/15/2022	699,187
750,000	[1,2]	Hiland Partners LP, Series 144A, 5.50%, 5/15/2022	721,406
525,000		Holly Energy Partners LP, Sr. Unsecd. Note, 6.50%, 3/1/2020	522,375
775,000	[1,2]	Kinder Morgan, Inc., Sr. Unsecd. Note, Series 144A, 5.625%, 11/15/2023	710,004
425,000	[1,2]	MPLX LP, Series 144A, 4.50%, 7/15/2023	382,373
600,000	[1,2]	MPLX LP, Series 144A, 4.875%, 12/1/2024	541,500
575,000	[1,2]	MPLX LP, Series 144A, 4.875%, 6/1/2025	517,500
250,000		Regency Energy Partners LP, 4.50%, 11/1/2023	216,732
475,000		Regency Energy Partners LP, 5.00%, 10/1/2022	421,558
700,000		Regency Energy Partners LP, 5.50%, 4/15/2023	631,169
875,000		Rose Rock Midstream LP/Rose Rock Finance Corp., Sr. Unsecd. Note, 5.625%, 7/15/2022	625,625
925,000	[1,2]	Rose Rock Midstream LP/Rose Rock Finance Corp., Sr. Unsecd. Note, Series 144A, 5.625%, 11/15/2023	661,375
1,725,000		Sabine Pass LNG LP, 5.625%, 2/1/2021	1,595,625
225,000		Sabine Pass LNG LP, 5.625%, 4/15/2023	198,563
300,000		Sabine Pass LNG LP, 6.25%, 3/15/2022	279,000
750,000	[1,2]	Sabine Pass LNG LP, Series 144A, 5.625%, 3/1/2025	637,500
550,000		Suburban Propane Partners LP, 5.50%, 6/1/2024	448,250
698,000		Suburban Propane Partners LP, 7.375%, 8/1/2021	673,570
275,000		Suburban Propane Partners LP, Sr. Unsecd. Note, 5.75%, 3/1/2025	225,500
925,000		Summit Midstream Holdings LLC, 5.50%, 8/15/2022	689,125
275,000		Summit Midstream Holdings LLC, Sr. Unsecd. Note, 7.50%, 7/1/2021	235,125
300,000		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 4.25%, 11/15/2023	232,500
150,000		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.25%, 5/1/2023	122,250
470,000		Tesoro Logistics LP, Sr. Unsecd. Note, 5.875%, 10/1/2020	451,200
325,000		Tesoro Logistics LP, Sr. Unsecd. Note, 6.125%, 10/15/2021	310,375
50,000	[1,2]	Tesoro Logistics LP, Sr. Unsecd. Note, Series 144A, 5.50%, 10/15/2019	48,750
200,000	[1,2]	Tesoro Logistics LP, Sr. Unsecd. Note, Series 144A, 6.25%, 10/15/2022	190,500
625,000		Western Refining Logistics LP/WNRL Finance Corp., Sr. Unsecd. Note, 7.50%, 2/15/2023	600,000
		TOTAL	19,106,983
		Oil Field Services—0.1%
450,000		Cgg SA, Sr. Unsecd. Note, 6.875%, 1/15/2022	186,750
525,000		FTS International, Inc., 6.25%, 5/1/2022	149,625
		TOTAL	336,375
		Packaging—6.5%
1,100,000	[1,2]	Ardagh Packaging Finance PLC, Company Guarantee, Series 144A, 9.125%, 10/15/2020	1,135,750
575,000	[1,2]	Ardagh Packaging Finance PLC, Series 144A, 6.75%, 1/31/2021	554,875
70,588	[1,2]	Ardagh Packaging Finance PLC, Series 144A, 7.00%, 11/15/2020	69,706
400,000	[1,2]	Ardagh Packaging Finance PLC, Sr. Unsecd. Note, Series 144A, 6.00%, 6/30/2021	375,000
400,000	[1,2]	Ardagh Packaging Finance PLC, Sr. Unsecd. Note, Series 144A, 9.125%, 10/15/2020	411,000
850,000		Ball Corp., 4.00%, 11/15/2023	814,937
500,000		Ball Corp., 5.00%, 3/15/2022	512,500
650,000		Ball Corp., Sr. Unsecd. Note, 5.25%, 7/1/2025	667,062
850,000		Berry Plastics Corp., 5.125%, 7/15/2023	828,750
1,800,000		Berry Plastics Corp., 5.50%, 5/15/2022	1,795,500
150,000	[1,2]	Berry Plastics Corp., Series 144A, 6.00%, 10/15/2022	153,375
1,525,000	[1,2]	Bway Holding Co., Series 144A, 9.125%, 8/15/2021	1,433,500
1,350,000		Crown Americas LLC, 4.50%, 1/15/2023	1,326,375
200,000		Crown Americas LLC, Company Guarantee, 6.25%, 2/1/2021	206,750
Annual Shareholder Report
12

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Packaging—continued
$950,000	[1,2]	Multi Packaging Solutions, Inc., Series 144A, 8.50%, 8/15/2021	$990,375
1,125,000	[1,2]	Multi-Color Corp., Series 144A, 6.125%, 12/1/2022	1,119,375
150,000	[1,2]	Owens-Brockway Glass Container, Inc., Series 144A, 5.00%, 1/15/2022	147,188
750,000	[1,2]	Owens-Brockway Glass Container, Inc., Series 144A, 5.375%, 1/15/2025	735,937
250,000	[1,2]	Owens-Brockway Glass Container, Inc., Series 144A, 5.875%, 8/15/2023	254,219
300,000	[1,2]	Owens-Brockway Glass Container, Inc., Series 144A, 6.375%, 8/15/2025	308,813
1,250,000		Reynolds Group Issuer, Inc./ LLC/LU, 5.75%, 10/15/2020	1,274,612
1,225,000		Reynolds Group, 8.25%, 2/15/2021	1,185,187
300,000		Reynolds Group, Sr. Unsecd. Note, 7.95%, 12/15/2025	280,500
875,000	[1,2]	Sealed Air Corp., Series 144A, 4.875%, 12/1/2022	880,469
650,000	[1,2]	Sealed Air Corp., Series 144A, 5.25%, 4/1/2023	666,250
425,000	[1,2]	Sealed Air Corp., Sr. Unsecd. Note, Series 144A, 5.125%, 12/1/2024	427,125
275,000	[1,2]	Sealed Air Corp., Sr. Unsecd. Note, Series 144A, 5.50%, 9/15/2025	281,188
1,750,000	[1,2]	Signode Industrial Group, Series 144A, 6.375%, 5/1/2022	1,496,250
		TOTAL	20,332,568
		Paper—0.5%
775,000		Clearwater Paper Corp., Sr. Note, 4.50%, 2/1/2023	732,375
625,000	[1,2]	Clearwater Paper Corp., Sr. Unsecd. Note, Series 144A, 5.375%, 2/1/2025	606,250
275,000		Graphic Packaging International, Inc., Sr. Unsecd. Note, 4.875%, 11/15/2022	279,125
		TOTAL	1,617,750
		Pharmaceuticals—3.7%
50,000	[1,2]	ENDO Finance LLC/ENDO Finco, Inc., Sr. Unsecd. Note, Series 144A, 5.375%, 1/15/2023	49,250
1,000,000	[1,2]	ENDO Finance LLC/ENDO Finco, Inc., Sr. Unsecd. Note, Series 144A, 6.00%, 2/1/2025	990,000
1,000,000	[1,2]	ENDO Finance LLC/ENDO Finco, Inc., Sr. Unsecd. Note, Series 144A, 6.00%, 7/15/2023	1,000,000
1,225,000		Grifols Worldwide Operations Ltd., Sr. Unsecd. Note, 5.25%, 4/1/2022	1,234,188
2,075,000	[1,2]	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Sr. Unsecd. Note, Series 144A, 6.375%, 8/1/2023	2,028,312
150,000	[1,2]	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Series 144A, 4.875%, 4/15/2020	145,125
1,225,000		Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 4.75%, 4/15/2023	1,090,250
675,000	[1,2]	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, Series 144A, 5.50%, 4/15/2025	624,375
225,000	[1,2]	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, Series 144A, 5.625%, 10/15/2023	214,875
375,000	[1,2]	Quintiles Transnational Corp., Sr. Unsecd. Note, Series 144A, 4.875%, 5/15/2023	378,750
450,000	[1,2]	Valeant Pharmaceuticals International, Inc., Series 144A, 5.625%, 12/1/2021	416,250
1,200,000	[1,2]	Valeant Pharmaceuticals International, Inc., Series 144A, 7.50%, 7/15/2021	1,203,000
200,000	[1,2]	Valeant Pharmaceuticals International, Inc., Sr. Unsecd. Note, Series 144A, 5.50%, 3/1/2023	177,000
50,000	[1,2]	Vrx Escrow Corp, Series 144A, 5.375%, 3/15/2020	47,250
950,000	[1,2]	Vrx Escrow Corp, Series 144A, 5.875%, 5/15/2023	852,625
1,125,000	[1,2]	Vrx Escrow Corp, Series 144A, 6.125%, 4/15/2025	1,006,875
		TOTAL	11,458,125
		Refining—0.4%
525,000		CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/1/2022	511,875
850,000		Tesoro Petroleum Corp., 5.125%, 4/1/2024	850,000
		TOTAL	1,361,875
		Restaurants—1.2%
575,000	[1,2]	1011778 BC Unltd. Liability Co./New Red Finance, Inc., Series 144A, 4.625%, 1/15/2022	577,875
2,125,000	[1,2]	1011778 BC Unltd. Liability Co./New Red Finance, Inc., Series 144A, 6.00%, 4/1/2022	2,194,062
850,000		NPC INTL/OPER CO. A&B, Inc., 10.50%, 1/15/2020	884,000
		TOTAL	3,655,937
		Retailers—2.8%
1,775,000	[1,2]	Argos Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 7.125%, 3/15/2023	1,764,350
Annual Shareholder Report
13

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Retailers—continued
$525,000	[1]	Jo-Ann Stores, Inc., Series 144A, 9.75%, 10/15/2019	$291,375
625,000		Limited Brands, Inc., 5.625%, 10/15/2023	665,625
625,000		Limited Brands, Inc., Sr. Unsecd. Note, 5.625%, 2/15/2022	664,844
1,125,000	[1,2]	Michaels Stores, Inc., Series 144A, 5.875%, 12/15/2020	1,164,375
900,000	[1,2]	Neiman-Marcus Group, Inc., Series 144A, 8.75%, 10/15/2021	562,500
975,000	[1,2]	PETCO Animal Supplies, Inc., Series 144A, 8.50%, 10/15/2017	993,281
950,000	[1,2]	PETCO Animal Supplies, Inc., Sr. Note, Series 144A, 9.25%, 12/1/2018	976,125
1,125,000	[1,2]	Rite Aid Corp., Sr. Unsecd. Note, Series 144A, 6.125%, 4/1/2023	1,168,594
125,000		Sally Hldgs. LLC/Sally Capital, Inc., 5.625%, 12/1/2025	126,875
325,000		Sally Hldgs. LLC/Sally Capital, Inc., Sr. Note, 5.50%, 11/1/2023	333,937
		TOTAL	8,711,881
		Technology—10.9%
775,000		Advanced Micro Devices, Inc., 7.00%, 7/1/2024	507,625
375,000		Advanced Micro Devices, Inc., Sr. Unsecd. Note, 7.50%, 8/15/2022	256,875
975,000	[1,2]	BMC Software, Inc., Series 144A, 8.125%, 7/15/2021	652,031
650,000	[1,2]	Blackboard, Inc., Sr. Unsecd. Note, Series 144A, 7.75%, 11/15/2019	565,500
1,100,000	[1,2]	Blue Coat Systems, Inc., Sr. Unsecd. Note, Series 144A, 8.375%, 6/1/2023	1,111,000
1,100,000	[1,2]	Boxer Parent Co., Inc., Series 144A, 9.00%, 10/15/2019	686,125
200,000		CDW LLC/CDW Finance, 6.00%, 8/15/2022	211,750
750,000		CDW LLC/CDW Finance, Sr. Unsecd. Note, 5.00%, 9/1/2023	763,125
1,350,000		CDW LLC/CDW Finance, Sr. Unsecd. Note, 5.50%, 12/1/2024	1,417,500
675,000	[1,2]	CommScope Technologies Finance LLC, Series 144A, 6.00%, 6/15/2025	651,375
625,000	[1,2]	CommScope, Inc., Series 144A, 5.50%, 6/15/2024	596,093
425,000	[1,2]	CommScope, Inc., Sr. Note, Series 144A, 6.625%, 6/1/2020	431,375
1,050,000	[1,2]	Ensemble S Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 9.00%, 9/30/2023	1,018,500
1,300,000	[1,2]	First Data Corp., Series 144A, 5.375%, 8/15/2023	1,309,750
2,575,000	[1,2]	First Data Corp., Series 144A, 5.75%, 1/15/2024	2,542,812
2,083,000	[1,2]	First Data Corp., Sr. Secd. 2nd Priority Note, Series 144A, 8.75%, 1/15/2022	2,179,026
600,000	[1,2]	First Data Corp., Sr. Unsecd. Note, Series 144A, 7.00%, 12/1/2023	601,500
1,000,000	[1,2]	Igloo Holdings Corp., Sr. Note, Series 144A, 8.25%, 12/15/2017	1,001,250
2,425,000	[1,2]	Infor Software Parent, Inc., Series 144A, 7.125%, 5/1/2021	1,761,156
150,000	[1,2]	Infor US, Inc., Series 144A, 5.75%, 8/15/2020	151,500
1,525,000	[1,2]	Infor US, Inc., Series 144A, 6.50%, 5/15/2022	1,292,437
400,000	[1,2]	Interactive Data Corp., Series 144A, 5.875%, 4/15/2019	410,000
300,000		Iron Mountain, Inc., 5.75%, 8/15/2024	290,625
1,300,000	[1,2]	Italics Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 7.125%, 7/15/2023	1,183,000
525,000	[1,2]	MSCI, Inc., Series 144A, 5.75%, 8/15/2025	539,438
250,000	[1,2]	MSCI, Inc., Sr. Unsecd. Note, Series 144A, 5.25%, 11/15/2024	254,375
275,000	[1,2]	Micron Technology, Inc., Sr. Unsecd. Note, Series 144A, 5.25%, 1/15/2024	242,688
675,000	[1,2]	Micron Technology, Inc., Sr. Unsecd. Note, Series 144A, 5.25%, 8/1/2023	609,188
450,000		NCR Corp., 6.375%, 12/15/2023	444,938
500,000		NCR Corp., Sr. Unsecd. Note, 4.625%, 2/15/2021	478,125
675,000		NCR Corp., Sr. Unsecd. Note, 5.00%, 7/15/2022	657,282
175,000		NCR Corp., Sr. Unsecd. Note, 5.875%, 12/15/2021	173,032
1,275,000	[1,2]	Nuance Communications, Inc., Series 144A, 5.375%, 8/15/2020	1,283,058
825,000	[1,2]	Qorvo, Inc., Sr. Unsecd. Note, Series 144A, 7.00%, 12/1/2025	851,812
675,000	[1,2]	SS&C Technologies Holdings, Inc., Sr. Unsecd. Note, Series 144A, 5.875%, 7/15/2023	698,625
125,000	[1,2]	Sabre GLBL, Inc., Series 144A, 5.25%, 11/15/2023	124,219
725,000	[1,2]	Sabre GLBL, Inc., Series 144A, 5.375%, 4/15/2023	725,000
Annual Shareholder Report
14

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Technology—continued
$625,000	[1,2]	Sensata Technologies B.V., Series 144A, 5.625%, 11/1/2024	$641,406
300,000	[1,2]	Sensata Technologies B.V., Sr. Unsecd. Note, Series 144A, 5.00%, 10/1/2025	294,000
225,000	[1,2]	Sensata Technologies UK Financing Co. PLC, Sr. Unsecd. Note, Series 144A, 6.25%, 2/15/2026	234,563
1,375,000	[1,2]	Solera Holdings, Inc., Series 144A, 6.00%, 6/15/2021	1,390,468
475,000	[1,2]	Solera Holdings, Inc., Series 144A, 6.125%, 11/1/2023	479,750
975,000		Syniverse Holdings, Inc., Company Guarantee, 9.125%, 1/15/2019	450,938
725,000		Verisign, Inc., 4.625%, 5/1/2023	705,606
1,025,000		Zebra Technologies Corp., Sr. Note, 7.25%, 10/15/2022	1,073,687
		TOTAL	33,944,128
		Transportation Services—0.5%
1,250,000		HDTFS, Inc., 6.25%, 10/15/2022	1,300,000
150,000		Hertz Corp., 5.875%, 10/15/2020	155,438
200,000		Hertz Corp., Company Guarantee, 6.75%, 4/15/2019	204,800
		TOTAL	1,660,238
		Utility - Electric—1.3%
1,450,000		Calpine Corp., 5.75%, 1/15/2025	1,285,062
175,000	[1,2]	Calpine Corp., Bond, Series 144A, 6.00%, 1/15/2022	181,508
425,000	[1,2]	Calpine Corp., Series 144A, 5.875%, 1/15/2024	437,750
15,521	[1]	FPL Energy National Wind, Note, Series 144A, 6.125%, 3/25/2019	15,637
650,000		NRG Energy, Inc., 6.25%, 5/1/2024	549,380
475,000		NRG Energy, Inc., Company Guarantee, 8.25%, 9/1/2020	463,125
450,000		NRG Energy, Inc., Sr. Unsecd. Note, 7.875%, 5/15/2021	424,125
675,000	[1,2]	TerraForm Power Operating LLC, Sr. Unsecd. Note, Series 144A, 5.875%, 2/1/2023	561,938
200,000	[1,2]	TerraForm Power Operating LLC, Sr. Unsecd. Note, Series 144A, 6.125%, 6/15/2025	162,000
		TOTAL	4,080,525
		Wireless Communications—4.3%
1,200,000	[1,2]	Altice SA, Series 144A, 7.75%, 5/15/2022	1,086,000
825,000	[1,2]	Altice SA, Sr. Unsecd. Note, Series 144A, 7.625%, 2/15/2025	713,625
275,000	[1,2]	Digicel Ltd., Series 144A, 6.00%, 4/15/2021	233,063
1,575,000	[1,2]	Digicel Ltd., Sr. Unsecd. Note, Series 144A, 8.25%, 9/30/2020	1,307,250
225,000		MetroPCS Wireless, Inc., 6.125%, 1/15/2022	231,750
50,000		MetroPCS Wireless, Inc., 6.731%, 4/28/2022	52,250
1,025,000		MetroPCS Wireless, Inc., Sr. Note, 6.625%, 11/15/2020	1,068,040
75,000		MetroPCS Wireless, Inc., Sr. Note, 6.633%, 4/28/2021	78,563
800,000		MetroPCS Wireless, Inc., Sr. Note, 6.836%, 4/28/2023	830,000
925,000	[1,2]	Numericable Group SA, Series 144A, 6.00%, 5/15/2022	899,562
425,000	[1,2]	Numericable Group SA, Series 144A, 6.25%, 5/15/2024	411,188
2,275,000		Sprint Capital Corp., Company Guarantee, 6.875%, 11/15/2028	1,598,187
725,000		Sprint Corp., 7.125%, 6/15/2024	531,062
1,075,000		Sprint Corp., 7.875%, 9/15/2023	810,012
175,000		Sprint Corp., Sr. Unsecd. Note, 7.625%, 2/15/2025	128,625
300,000	[1,2]	Sprint Nextel Corp., Series 144A, 7.00%, 3/1/2020	301,500
975,000		Sprint Nextel Corp., Sr. Unsecd. Note, 6.00%, 11/15/2022	702,000
375,000		T-Mobile USA, Inc., 6.625%, 4/1/2023	383,438
275,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.00%, 3/1/2023	279,125
375,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.375%, 3/1/2025	380,625
775,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.50%, 1/15/2024	792,437
575,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.50%, 1/15/2026	581,894
		TOTAL	13,400,196
Annual Shareholder Report
15

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Wireline Communications—0.6%
$225,000		Level 3 Communications, Inc., Sr. Unsecd. Note, 5.75%, 12/1/2022	$230,625
400,000		Level 3 Financing, Inc., 7.00%, 6/1/2020	419,000
850,000	[1,2]	Level 3 Financing, Inc., Series 144A, 5.375%, 5/1/2025	848,938
150,000		Level 3 Financing, Inc., Sr. Unsecd. Note, 6.125%, 1/15/2021	155,625
350,000	[1,2]	Level 3 Financing, Inc., Sr. Unsecd. Note, Series 144A, 5.375%, 1/15/2024	352,625
		TOTAL	2,006,813
		TOTAL CORPORATE BONDS (IDENTIFIED COST $334,100,979)	303,365,340
		COMMON STOCKS—0.0%
		Independent Energy—0.0%
6,236	[1,3,5]	Lone Pine Resources Canada Ltd.	0
6,236	[3,5]	Lone Pine Resources, Inc.	8,419
50,000	[1,3,5]	Lone Pine Resources, Inc., Escrow Shares	0
		TOTAL COMMON STOCKS (IDENTIFIED COST $49,520)	8,419
		REPURCHASE AGREEMENT—0.9%
$2,863,000		Interest in $600,000,000 joint repurchase agreement 0.32%, dated 12/31/2015 under which Bank of America, N.A. will repurchase securities provided as collateral for $600,021,333 on 1/4/2016. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 2/25/2044 and the market value of those underlying securities was $618,021,974. (AT COST)	2,863,000
		TOTAL INVESTMENTS—98.3% (IDENTIFIED COST $337,013,499)[7]	306,236,759
		OTHER ASSETS AND LIABILITIES - NET—1.7%[8]	5,390,247
		TOTAL NET ASSETS—100%	$311,627,006
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2015, these restricted securities amounted to $154,845,506, which represented 49.7% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2015, these liquid restricted securities amounted to $153,535,369, which represented 49.3% of total net assets.
3	Non-income-producing security.
4	Issuer in default.
5	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
6	Principal amount and interest were not paid upon final maturity.
7	The cost of investments for federal tax purposes amounts to $337,783,185.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
16

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$303,365,340	$0	$303,365,340
Equity Securities:
Common Stocks
International	—	—	8,419	8,419
Repurchase Agreement	—	2,863,000	—	2,863,000
TOTAL SECURITIES	$—	$306,228,340	$8,419	$306,236,759
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$6.91	$7.15	$7.17	$6.76	$7.03
Income From Investment Operations:
Net investment income[1]	0.37	0.39	0.44	0.49	0.53
Net realized and unrealized gain (loss) on investments	(0.53)	(0.20)	0.04	0.46	(0.18)
TOTAL FROM INVESTMENT OPERATIONS	(0.16)	0.19	0.48	0.95	0.35
Less Distributions:
Distributions from net investment income	(0.39)	(0.43)	(0.50)	(0.54)	(0.62)
Net Asset Value, End of Period	$6.36	$6.91	$7.15	$7.17	$6.76
Total Return[2]	(2.57)%	2.69%	6.99%	14.70%	5.17%
Ratios to Average Net Assets:
Net expenses	0.77%	0.77%	0.79%	0.77%	0.79%
Net investment income	5.55%	5.60%	6.21%	7.14%	7.77%
Expense waiver/reimbursement[3]	—	—	—	0.00%[4]	0.00%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$267,448	$287,649	$246,994	$205,500	$157,842
Portfolio turnover	33%	33%	32%	33%	38%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than $0.01.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$6.87	$7.11	$7.13	$6.73	$7.00
Income From Investment Operations:
Net investment income[1]	0.35	0.38	0.42	0.47	0.51
Net realized and unrealized gain (loss) on investments	(0.52)	(0.21)	0.04	0.45	(0.18)
TOTAL FROM INVESTMENT OPERATIONS	(0.17)	0.17	0.46	0.92	0.33
Less Distributions:
Distributions from net investment income	(0.37)	(0.41)	(0.48)	(0.52)	(0.60)
Net Asset Value, End of Period	$6.33	$6.87	$7.11	$7.13	$6.73
Total Return[2]	(2.72)%	2.42%	6.73%	14.31%	4.92%
Ratios to Average Net Assets:
Net expenses	1.01%	1.02%	1.04%	1.02%	1.04%
Net investment income	5.29%	5.35%	5.97%	6.88%	7.50%
Expense waiver/reimbursement[3]	—	—	—	0.00%[4]	0.00%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$44,179	$57,999	$64,085	$76,202	$71,867
Portfolio turnover	33%	33%	32%	33%	38%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Assets and Liabilities
December 31, 2015
Assets:
Total investment in securities, at value (identified cost $337,013,499)		$306,236,759
Cash		704
Income receivable		5,441,613
Receivable for shares sold		26,457
TOTAL ASSETS		311,705,533
Liabilities:
Payable for shares redeemed	$15,856
Payable to adviser (Note 5)	5,122
Payable for custodian fees	4,518
Payable for transfer agent fee	6,433
Payable for portfolio accounting fees	36,362
Payable for distribution services fee (Note 5)	9,530
Accrued expenses (Note 5)	706
TOTAL LIABILITIES		78,527
Net assets for 49,059,062 shares outstanding		$311,627,006
Net Assets Consist of:
Paid-in capital		$345,278,830
Net unrealized depreciation of investments		(30,776,740)
Accumulated net realized loss on investments		(22,698,973)
Undistributed net investment income		19,823,889
TOTAL NET ASSETS		$311,627,006
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$267,447,986 ÷ 42,074,278 shares outstanding, no par value, unlimited shares authorized		$6.36
Service Shares:
$44,179,020 ÷ 6,984,784 shares outstanding, no par value, unlimited shares authorized		$6.33
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Operations
Year Ended December 31, 2015
Investment Income:
Interest		$21,907,290
Dividends		3,062
TOTAL INCOME		21,910,352
Expenses:
Investment adviser fee (Note 5)	$2,083,522
Administrative fee (Note 5)	271,728
Custodian fees	18,425
Transfer agent fee	33,966
Directors'/Trustees' fees (Note 5)	3,555
Auditing fees	29,800
Legal fees	8,894
Portfolio accounting fees	145,535
Distribution services fee (Note 5)	135,584
Printing and postage	50,599
Miscellaneous (Note 5)	11,730
TOTAL EXPENSES	2,793,338
Net expenses		2,793,338
Net investment income		19,117,014
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(2,643,998)
Net change in unrealized depreciation of investments		(25,064,392)
Net realized and unrealized loss on investments		(27,708,390)
Change in net assets resulting from operations		$(8,591,376)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Changes in Net Assets
Year Ended December 31	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$19,117,014	$18,717,886
Net realized gain (loss) on investments	(2,643,998)	4,877,916
Net change in unrealized appreciation/depreciation of investments	(25,064,392)	(16,062,110)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(8,591,376)	7,533,692
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(16,404,431)	(14,916,828)
Service Shares	(3,072,404)	(3,728,834)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(19,476,835)	(18,645,662)
Share Transactions:
Proceeds from sale of shares	81,191,609	143,957,405
Net asset value of shares issued to shareholders in payment of distributions declared	9,473,444	11,958,275
Cost of shares redeemed	(96,618,194)	(110,233,943)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(5,953,141)	45,681,737
Change in net assets	(34,021,352)	34,569,767
Net Assets:
Beginning of period	345,648,358	311,078,591
End of period (including undistributed net investment income of $19,823,889 and $19,460,485, respectively)	$311,627,006	$345,648,358
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Notes to Financial Statements
December 31, 2015
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to seek high current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
23

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Service Shares may bear distribution services fees unique to that class.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report
24

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at December 31, 2015, is as follows:
Security	Acquisition Date	Cost	Market Value
International Automotive Components, Sr. Secd. Note, Series 144A, 9.125%, 6/1/2018	5/26/2011-1/28/2015	$889,688	$752,500
FPL Energy National Wind, Note, Series 144A, 6.125%, 3/25/2019	2/16/2005	$15,521	$15,637
Hard Rock Park Operations LLC, Sr. Secd. Note, Series 144A, 7.40%, 4/1/2012	3/23/2006	$737,477	$0
Jo-Ann Stores, Inc., Series 144A, 9.75%, 10/15/2019	10/9/2012-11/1/2013	$525,872	$291,375
Lone Pine Resources Canada Ltd.	1/30/2014	$0	$0
Lone Pine Resources, Inc., Escrow Shares	1/30/2014	$0	$0
Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., Series 144A, 9.75%, 6/15/2019	4/11/2014-4/15/2014	$497,844	$250,625
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2015		2014
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	10,351,120	$69,968,422	16,865,839	$118,315,427
Shares issued to shareholders in payment of distributions declared	958,240	6,401,040	1,194,404	8,229,441
Shares redeemed	(10,865,623)	(72,747,658)	(10,995,390)	(76,950,842)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	443,737	$3,621,804	7,064,853	$49,594,026

Year Ended December 31	2015		2014
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	1,679,673	$11,223,187	3,674,963	$25,641,978
Shares issued to shareholders in payment of distributions declared	461,322	3,072,404	542,770	3,728,834
Shares redeemed	(3,593,865)	(23,870,536)	(4,795,305)	(33,283,101)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(1,452,870)	$(9,574,945)	(577,572)	$(3,912,289)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,009,133)	$(5,953,141)	6,487,281	$45,681,737
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.
For the year ended December 31, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$723,225	$(723,225)
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
Annual Shareholder Report
25

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2015 and 2014, was as follows:
	2015	2014
Ordinary Income	$19,476,835	$18,645,662
As of December 31, 2015, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$19,827,167
Net unrealized depreciation	$(31,546,426)
Capital loss carryforwards	$(21,932,565)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for defaulted bonds and discount accretion/premium amortization on debt securities.
At December 31, 2015, the cost of investments for federal tax purposes was $337,783,185. The net unrealized depreciation of investments for federal tax purposes was $31,546,426. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,111,994 and net unrealized depreciation from investments for those securities having an excess of cost over value of $33,658,420.
At December 31, 2015, the Fund had a capital loss carryforward of $21,932,565 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$546,666	$2,687,926	$3,234,592
2017	$9,764,569	NA	$9,764,569
2018	$8,933,404	NA	$8,933,404
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
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26

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2015, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$135,584
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2015, FSC retained $275 of fees paid by the Fund.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC and FAS) have voluntarily agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.80% and 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2015, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $52,687 and $1,096,047, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2015, were as follows:
Purchases	$111,881,595
Sales	$116,143,633
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2015, there were no outstanding loans. During the year ended December 31, 2015, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2015, there were no outstanding loans. During the year ended December 31, 2015, the program was not utilized.
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27

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF The FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund II (the “Fund”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Income Bond Fund II as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 12, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$949.30	$3.78
Service Shares	$1,000	$947.60	$5.01
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.32	$3.92
Service Shares	$1,000	$1,020.06	$5.19
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.77%
Service Shares	1.02%
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29

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: October 1993	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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31

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
32

Evaluation and Approval of Advisory Contract–May 2015
Federated High Income Bond Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them
Annual Shareholder Report
33

(including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Annual Shareholder Report
34

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated High Income Bond Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916306
CUSIP 313916843
G00844-01 (2/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2015
Share Class
Primary
Service

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2015, was 6.37% for the Primary Shares and 6.15% for the Service Shares. The Fund's benchmark, the Russell Midcap® Growth Index (the RMCGI),1 a broad-based securities market index, had a total return of -0.20% for the period. The total return of the Morningstar Variable Underlying Mid-Cap Growth Funds Average (MVMCGFA),2 a peer group average for the Fund, was -0.26%. The Fund's and MVMCGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure and country allocation. These were the most significant factors affecting the Fund's performance relative to the RMCGI.
The following discussion will focus on the Fund's Primary Shares.
MARKET OVERVIEW
The stock market as a whole posted slight returns during the reporting period. Large-cap companies outperformed mid- and small-cap companies on a relative basis. Large-cap stocks, as measured by the Standard & Poor's 500 Index (S&P 500),3 returned 1.38%. The RMCGI, representing mid-cap growth stocks, returned -0.20%, and the Russell 2000® Index,4 representing small-cap stocks, returned -4.41%. The best-performing RMCGI sectors were: Consumer Staples (+10.98%), Health Care (+8.78%) and Information Technology (+1.90%). The weakest-performing sectors during the quarter were: Energy (-38.21%), Utilities (-13.82%) and Materials (-6.13%).
During the reporting period, stocks ended up for the year but in a narrow fashion with the largest market cap companies responsible for the majority of the returns throughout the year. The commodity rout continued despite fears over China temporarily subsiding as their government attempted to navigate a soft landing. The resilient U.S. economy led to the U.S. Federal Reserve's decision to raise interest rates for the first time in nine years as the Federal Open Market Committee believed positive U.S. economic data supported a rate increase of 25 bps in December. The U.S. credit markets continued to worry investors that the commodity sell-off potentially could begin to impact other parts of the economy. We remained positive on the U.S. economy, driven by a stronger consumer helped by depressed energy prices and a low unemployment rate along with historically low interest rates.
STOCK SELECTION
The ten stocks that contributed the most to the Fund's performance versus the RMCGI were: Dyax Corp, Dexcom Inc, Pharmacyclics Inc, Alkermes Plc, Tyler Technologies, Galapagos, Amazon, Starbucks, Avago Technologies and Martin Marietta Materials.
The ten stocks that most negatively affected Fund performance were: Examworks Group, Spirit Airlines Inc, Textura, Sprouts Farmers Market, Ocular Therapeutix, La Quinta Holdings, Biogen Idec Inc., Progenics Pharmaceuticals, Kirby and Biodelivery Sciences.
SECTOR EXPOSURE
At the end of the reporting period, approximately 77% of the portfolio was invested in four large sectors: Health Care, Information Technology, Consumer Discretionary and Financials. These sectors have historically provided good opportunities for bottom-up growth investors. In 2015, a relative underweight in Consumer Staples had a negative impact on performance. The Fund maintained higher than benchmark exposure to Health Care, which benefited Fund performance. The cash position of the Fund was approximately 7.85% on average throughout the reporting period.
COUNTRY ALLOCATION
Stock selection in foreign companies5 was a positive contributor to Fund performance. The allocation outside the U.S. helped relative performance.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MVMCGFA.
3	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
4	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The index is unmanaged, and it is not possible to invest directly in an index.
5	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
Annual Shareholder Report
1

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund II from December 31, 2005 to December 31, 2015, compared to the Russell Midcap® Growth Index (RMCGI)2 and the Morningstar Variable Underlying Mid-Cap Growth Funds Average (MVMCGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2015
Average Annual Total Returns for the Period Ended 12/31/2015
	1 Year	5 Years	10 Years
Primary Shares	6.37%	10.71%	7.48%
Service Shares	6.15%	10.43%	7.20%
RMCGI	-0.20%	11.54%	8.16%
MVMCGFA	-0.26%	9.52%	6.97%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and MVMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The RMCGI measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The RMCGI is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
Annual Shareholder Report
2

Portfolio of Investments Summary Table (unaudited)
At December 31, 2015, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	36.6%
Information Technology	20.4%
Consumer Discretionary	10.2%
Financials	10.2%
Industrials	5.4%
Materials	3.9%
Consumer Staples	2.4%
Telecommunication Services	0.4%
Derivative Contracts[2,3]	(0.0)%
Securities Lending Collateral[4]	3.6%
Cash Equivalents[5]	11.7%
Other Assets and Liabilities—Net[6]	(4.8)%
TOTAL	100.0%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents less than 0.1%.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
3

Portfolio of Investments
December 31, 2015
Shares or Principal Amount			Value
		COMMON STOCKS—89.2%
		Consumer Discretionary—10.2%
2,238	[1]	Amazon.com, Inc.	$1,512,642
31,300		Clubcorp Holdings, Inc.	571,851
4,995	[2]	Cracker Barrel Old Country Store, Inc.	633,516
26,800	[1]	Dave & Buster's Entertainment, Inc.	1,118,632
24,700		Hanesbrands, Inc.	726,921
54,930		Hilton Worldwide Holdings, Inc.	1,175,502
23,800	[1]	La Quinta Holdings, Inc.	323,918
13,700		Las Vegas Sands Corp.	600,608
7,867		Metaldyne Performance Group, Inc.	144,281
6,130	[1]	Mohawk Industries, Inc.	1,160,961
11,000		Moncler SpA	152,334
708,680		NagaCorp Limited	446,648
20,000	[1]	One Group Hospitality, Inc./The	59,800
110	[1]	Priceline.com, Inc.	140,244
447,207		Samsonite International SA	1,344,542
35,000		Starbucks Corp.	2,101,050
3,500		Tractor Supply Co.	299,250
4,375		Whirlpool Corp.	642,556
24,114	[1]	Yoox Net-A-Porter Group	899,548
		TOTAL	14,054,804
		Consumer Staples—2.4%
16,000	[1,2]	Blue Buffalo Pet Products, Inc.	299,360
4,900		CVS Health Corp.	479,073
14,980	[1]	Hain Celestial Group, Inc.	605,042
10,181		Smucker (J.M.) Co.	1,255,725
23,600	[1]	Sprouts Farmers Market, Inc.	627,524
		TOTAL	3,266,724
		Financials—10.2%
73,040		American International Group, Inc.	4,526,289
6,350		BlackRock, Inc.	2,162,302
36,200	[1]	CBRE Group, Inc.	1,251,796
68,670		Chimera Investment Corp.	936,659
13,730		Crown Castle International Corp.	1,186,958
77,300		EverBank Financial Corp.	1,235,254
8,240		Housing Development Finance Corp. Ltd.	156,517
8,125		JPMorgan Chase & Co.	536,494
14,980		Ryman Hospitality Properties	773,567
24,100		Wells Fargo & Co.	1,310,076
		TOTAL	14,075,912
		Health Care—36.3%
10,360	[1]	Acadia Pharmaceuticals, Inc.	369,334
5,100	[1]	Adeptus Health, Inc.	278,052
5,281	[1]	Advanced Accelerator Applications SA, ADR	165,137
53,806	[1]	Alkermes, Inc.	4,271,120
6,200	[1]	Allergan PLC	1,937,500
27,473	[1]	Amphastar Pharmaceuticals, Inc.	390,941
Annual Shareholder Report
4

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
5,870	[1]	Amsurg Corp.	$446,120
23,700	[1]	Arena Pharmaceuticals, Inc.	45,030
3,100	[1]	aTyr Pharma, Inc.	30,473
60,554	[1,2,3]	BioDelivery Sciences International, Inc.	290,054
82,320	[1,3]	Catalyst Pharmaceutical Partners, Inc.	201,684
4,240	[1]	Cerner Corp.	255,121
4,700	[1]	Coherus Biosciences, Inc.	107,912
310,000	[1,3]	Corcept Therapeutics, Inc.	1,543,800
48,200	[1]	Dexcom, Inc.	3,947,580
16,480	[1]	Diplomat Pharmacy, Inc.	563,945
220,470	[1,3]	Dyax Corp.	8,294,081
45,370	[1,3]	Dynavax Technologies Corp.	1,096,139
38,453	[1,2,3]	Egalet Corp.	423,752
44,700	[1]	ExamWorks Group, Inc.	1,189,020
7,500	[1,2]	GW Pharmaceuticals PLC, ADR	520,800
31,000	[1,3]	Galapagos NV	1,887,964
23,900	[1,2,3]	Galapagos NV, ADR	1,502,832
9,465	[1]	Genmab A/S	1,241,110
12,400		Gilead Sciences, Inc.	1,254,756
16,426	[1]	HealthEquity, Inc.	411,800
12,490	[1]	IDEXX Laboratories, Inc.	910,771
1,870	[1]	Illumina, Inc.	358,937
2,126	[1]	Insulet Corp.	80,384
27,200	[1,3]	Intersect ENT, Inc.	612,000
12,300	[1]	MacroGenics, Inc.	380,931
10,890		Medtronic PLC	837,659
44,611	[1,3,4]	Minerva Neurosciences, Inc.	270,789
86,900	[1]	Nektar Therapeutics	1,464,265
16,700	[1]	Neovasc, Inc.	75,150
30,976	[1,2,3]	Ocular Therapeutix, Inc.	290,245
41,900	[1,3]	Otonomy, Inc.	1,162,725
8,365	[1,3]	Otonomy, Inc.	232,129
10,220	[1]	Poxel SA	146,787
25,699	[1,3]	Premier, Inc.	906,404
248,090	[1,3]	Progenics Pharmaceuticals, Inc.	1,520,792
11,240	[1]	Repligen Corp.	317,979
5,000	[1]	SAGE Therapeutics, Inc.	291,500
19,560	[1,3]	SCYNEXIS, Inc.	121,468
14,980	[1,2]	Seres Therapeutics, Inc.	525,648
20,030		Shire Ltd.	1,372,732
3,110		Shire Ltd., ADR	637,550
19,710	[1]	Spark Therapeutics, Inc.	893,060
27,200	[1,3]	SteadyMed Ltd.	88,672
2,945	[1,3,4]	SteadyMed Ltd.	9,601
8,300	[1]	Ultragenyx Pharmaceutical, Inc.	931,094
71,100	[1]	Veeva Systems, Inc.	2,051,235
17,150	[1,2]	Versartis, Inc.	212,488
43,936	[1,3]	Zogenix, Inc.	647,617
Annual Shareholder Report
5

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
6,300	[1]	Zynerba Pharmaceuticals, Inc.	$63,441
		TOTAL	50,080,110
		Industrials—5.4%
37,450		Air Lease Corp.	1,253,826
10,601	[1]	Caesar Stone SDOT Yam Ltd.	459,447
7,600		Danaher Corp.	705,888
16,100		Hexcel Corp.	747,845
19,320		KAR Auction Services, Inc.	715,420
9,400	[1]	Middleby Corp.	1,013,978
8,051	[1]	Milacron Holdings Corp.	100,718
31,750	[1]	RPX Corp.	349,250
9,400		Safran SA	643,773
12,600	[1]	Spirit Airlines, Inc.	502,110
1,700		Stanley Black & Decker, Inc.	181,441
9,990	[1]	Verisk Analytics, Inc.	768,031
		TOTAL	7,441,727
		Information Technology—20.4%
3,660	[1]	Adobe Systems, Inc.	343,820
14,980	[1]	Alibaba Group Holding Ltd., ADR	1,217,425
30,900		Amadeus IT Holding SA	1,360,628
12,400		Avago Technologies Ltd.	1,799,860
18,105	[1]	BroadSoft, Inc.	640,193
24,300	[1,3]	ChannelAdvisor Corp.	336,555
8,700	[1]	Check Point Software Technologies Ltd.	708,006
8,300	[1]	CoStar Group, Inc.	1,715,527
15,600	[1]	Cvent, Inc.	544,596
12,735	[1]	Demandware, Inc.	687,308
27,470	[1]	Fitbit, Inc.	812,837
23,900	[1]	Fleetmatics Group PLC	1,213,881
10,738	[1,2]	GoDaddy, Inc.	344,260
38,600	[1]	Microsemi Corp.	1,257,974
14,230	[1,2]	Mobileye NV	601,645
29,340	[1]	NIC, Inc.	577,411
23,600	[1]	NXP Semiconductors NV	1,988,300
8,000	[1]	NetSuite, Inc.	676,960
3,115	[1]	Q2 Holdings, Inc.	82,143
10,566	[1]	Qorvo, Inc.	537,809
35,550	[1]	RADWARE Ltd.	545,337
12,490	[1]	Salesforce.com, Inc.	979,216
20,600	[1]	ServiceNow, Inc.	1,783,136
71,400	[1,3]	Textura Corp.	1,540,812
15,600	[1]	Tyler Technologies, Inc.	2,719,392
27,470	[1]	Vantiv, Inc.	1,302,628
19,100	[1]	Workday, Inc.	1,521,888
14,455	[1,2]	Zillow Group, Inc.	339,403
		TOTAL	28,178,950
		Materials—3.9%
12,378		Eagle Materials, Inc.	748,002
18,000		Martin Marietta Materials	2,458,440
Annual Shareholder Report
6

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Materials—continued
8,500		Sherwin-Williams Co.	$2,206,600
		TOTAL	5,413,042
		Telecommunication Services—0.4%
20,940	[1]	Zayo Group Holdings, Inc.	556,795
		TOTAL COMMON STOCKS (IDENTIFIED COST $83,566,295)	123,068,064
		WARRANTS—0.2%
		Health Care—0.2%
5,034	[1]	Alexza Pharmaceuticals, Inc., Warrants	4
59,342	[1,6]	BioNano Genomics, Inc., Warrants	0
44,611	[1,3]	Minerva Neurosciences, Inc., Warrants	82,174
128,250	[1,3]	Zogenix, Inc., Warrants	130,289
		TOTAL WARRANTS (IDENTIFIED COST $6,265)	212,467
		CORPORATE BOND—0.1%
		Health Care—0.1%
$95,000	[4,5]	Protalix Biotherapeutics, Inc., Conv. Bond, 4.50%, 9/15/2018 (IDENTIFIED COST $95,000)	68,657
		PREFERRED STOCKS—0.0%
		Health Care—0.0%
4,154	[1,4]	aTyr Pharma, Inc., Pfd., Series E	40,834
142,420	[1,4,6]	BioNano Genomics, Inc., Pfd., Series C	0
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $245,000)	40,834
		REPURCHASE AGREEMENTS—15.3%
$16,189,000		Interest in $600,000,000 joint repurchase agreement 0.32%, dated 12/31/2015 under which Bank of America, N.A. will repurchase securities provided as collateral for $600,021,333 on 1/4/2016. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 2/25/2044 and the market value of those underlying securities was $618,021,974.	16,189,000
4,965,316		Interest in $600,000,000 joint repurchase agreement 0.32%, dated 12/31/2015 under which Bank of America, N.A. will repurchase securities provided as collateral for $600,021,333 on 1/4/2016. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 2/25/2044 and the market value of those underlying securities was $618,021,974 (purchased with proceeds from securities lending collateral).	4,965,316
		TOTAL REPURCHASE AGREEMENTS (AT COST)	21,154,316
		TOTAL INVESTMENTS—104.8% (IDENTIFIED COST $105,066,876)[7]	144,544,338
		OTHER ASSETS AND LIABILITIES - NET—(4.8)%[8]	(6,636,641)
		TOTAL NET ASSETS—100%	$137,907,697
At December 31, 2015, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Deliver/Receive	In Exchange For	Unrealized Depreciation
Contracts Purchased:
1/5/2016	JPMorgan Chase	559,747 DKK	$81,727	$(217)
UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(217)
Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report
7

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	Affiliated companies.
4	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2015, these restricted securities amounted to $389,881, which represented 0.3% of total net assets.
5	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2015, these liquid restricted securities amounted to $68,657, which represented 0.1% of total net assets.
6	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
7	The cost of investments for federal tax purposes amounts to $105,801,881.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$97,610,718[1]	$—	$—	$97,610,718
International	$15,804,763	$9,652,583	—	25,457,346
Warrants	—	212,467	0	212,467
Debt Securities:
Corporate Bonds	—	68,657	—	68,657
Preferred Stocks	40,834	—	0	40,834
Repurchase Agreements	—	21,154,316	—	21,154,316
TOTAL SECURITIES	$113,456,315	$31,088,023	$0	$144,544,338
Other Financial Instruments[2]
Assets	—	—	—	—
Liabilities	(217)	—	—	(217)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(217)	$—	$—	$(217)
1	Includes $250,925 of a security transferred from Level 3 to Level 1 because observable market data was obtained for the security. This transfer represents the value of the security at the beginning of the period.
2	Other financial instruments include foreign exchange contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
DKK	—Danish Krone
SA	—Support Agreement
USD	—Unified School District
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.92	$19.22	$15.06	$12.84	$14.96
Income From Investment Operations:
Net investment income (loss)	(0.15)[1]	(0.15)[1]	(0.12)[1]	(0.05)[1]	(0.09)[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	1.44	1.91	5.76	2.27	(1.88)
TOTAL FROM INVESTMENT OPERATIONS	1.29	1.76	5.64	2.22	(1.97)
Less Distributions:
Distributions from net investment income	—	—	—	—	(0.15)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(2.79)	(2.06)	(1.48)	—	—
TOTAL DISTRIBUTIONS	(2.79)	(2.06)	(1.48)	—	(0.15)
Net Asset Value, End of Period	$17.42	$18.92	$19.22	$15.06	$12.84
Total Return[2]	6.37%	9.71%	40.12%	17.29%	(13.28)%
Ratios to Average Net Assets:
Net expenses	1.53%[3]	1.53%[3]	1.53%[3]	1.53%[3]	1.53%[3]
Net investment income (loss)	(0.84)%	(0.83)%	(0.75)%	(0.34)%	(0.65)%
Expense waiver/reimbursement[4]	0.00%[5]	0.09%	0.25%	0.34%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$46,450	$49,425	$53,392	$43,192	$43,025
Portfolio turnover	60%	51%	71%	65%	63%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.53%, 1.53%, 1.53%, 1.53% and 1.53% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.39	$18.78	$14.79	$12.64	$14.73
Income From Investment Operations:
Net investment income (loss)	(0.19)[1]	(0.19)[1]	(0.16)[1]	(0.09)[1]	(0.13)[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	1.41	1.86	5.63	2.24	(1.84)
TOTAL FROM INVESTMENT OPERATIONS	1.22	1.67	5.47	2.15	(1.97)
Less Distributions:
Distributions from net investment income	—	—	—	—	(0.12)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(2.79)	(2.06)	(1.48)	—	—
TOTAL DISTRIBUTIONS	(2.79)	(2.06)	(1.48)	—	(0.12)
Net Asset Value, End of Period	$16.82	$18.39	$18.78	$14.79	$12.64
Total Return[2]	6.15%	9.43%	39.67%	17.01%	(13.49)%
Ratios to Average Net Assets:
Net expenses	1.78%[3]	1.78%[3]	1.78%[3]	1.78%[3]	1.78%[3]
Net investment income (loss)	(1.07)%	(1.08)%	(1.00)%	(0.65)%	(0.90)%
Expense waiver/reimbursement[4]	0.00%[5]	0.09%	0.25%	0.34%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$91,458	$69,369	$70,159	$51,992	$97,552
Portfolio turnover	60%	51%	71%	65%	63%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.78%, 1.78%, 1.78%, 1.78% and 1.78% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Statement of Assets and Liabilities
December 31, 2015
Assets:
Investment in repurchase agreements	$21,154,316
Investment in securities	123,390,022
Total investment in securities, at value including $4,825,543 of securities loaned and $23,192,578 of investment in affiliated companies (identified cost $105,066,876)		$144,544,338
Cash		585
Income receivable		75,570
Receivable for investments sold		141,288
Receivable for shares sold		32,232
TOTAL ASSETS		144,794,013
Liabilities:
Payable for investments purchased	1,664,050
Payable for shares redeemed	177,129
Unrealized depreciation on foreign exchange contracts	217
Payable for collateral due to broker for securities lending	4,965,316
Payable to adviser (Note 5)	4,948
Payable for distribution services fee (Note 5)	19,058
Accrued expenses (Note 5)	55,598
TOTAL LIABILITIES		6,886,316
Net assets for 8,104,816 shares outstanding		$137,907,697
Net Assets Consist of:
Paid-in capital		$89,839,139
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		39,477,736
Accumulated net realized gain on investments, futures contracts and foreign currency transactions		8,763,080
Accumulated net investment income (loss)		(172,258)
TOTAL NET ASSETS		$137,907,697
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$46,449,825 ÷ 2,666,707 shares outstanding, no par value, unlimited shares authorized		$17.42
Service Shares:
$91,457,872 ÷ 5,438,109 shares outstanding, no par value, unlimited shares authorized		$16.82
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Statement of Operations
Year Ended December 31, 2015
Investment Income:
Dividends (net of foreign taxes withheld of $5,121)			$741,979
Interest (including income on securities loaned of $171,596)			187,380
TOTAL INCOME			929,359
Expenses:
Investment adviser fee (Note 5)		$1,720,853
Administrative fee (Note 5)		103,585
Custodian fees		34,852
Transfer agent fee		15,342
Directors'/Trustees' fees (Note 5)		1,944
Auditing fees		32,480
Legal fees		9,593
Portfolio accounting fees		64,020
Distribution services fee (Note 5)		206,016
Printing and postage		31,185
Miscellaneous (Note 5)		20,305
TOTAL EXPENSES		2,240,175
Waivers and Reduction:
Waiver of investment adviser fee (Note 5)	$(2,445)
Waiver of other operating expenses (Note 5)	(498)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(2,171)
TOTAL WAIVERS AND REDUCTION		(5,114)
Net expenses			2,235,061
Net investment income (loss)			(1,305,702)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments (including realized gain of $663,377 on sales of investments in affiliated companies (Note 5)) and foreign currency transactions			9,597,417
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(1,894,145)
Net realized and unrealized gain on investments and foreign currency transactions			7,703,272
Change in net assets resulting from operations			$6,397,570
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Statement of Changes in Net Assets
Year Ended December 31	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,305,702)	$(1,166,792)
Net realized gain on investments, futures contracts and foreign currency transactions	9,597,417	19,142,831
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(1,894,145)	(7,237,445)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,397,570	10,738,594
Distributions to Shareholders:
Distributions from net realized gain on investments, futures contracts and foreign currency transactions
Primary Shares	(7,009,109)	(5,574,595)
Service Shares	(10,256,113)	(7,703,657)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(17,265,222)	(13,278,252)
Share Transactions:
Proceeds from sale of shares	54,094,180	23,466,662
Net asset value of shares issued to shareholders in payment of distributions declared	17,265,219	13,278,250
Cost of shares redeemed	(41,377,510)	(38,962,837)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	29,981,889	(2,217,925)
Change in net assets	19,114,237	(4,757,583)
Net Assets:
Beginning of period	118,793,460	123,551,043
End of period (including accumulated net investment income (loss) of $(172,258) and $0, respectively)	$137,907,697	$118,793,460
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Notes to Financial Statements
December 31, 2015
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Kaufmann Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
14

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Primary Shares and Service Shares may bear distribution services fees unique to those classes. The detail of total fund expense waivers and reduction of $5,114 is disclosed in various locations in note 5 and note 6.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report
15

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage currency risk and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
At December 31, 2015, the Fund had no outstanding futures contracts.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of December 31, 2015, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$4,825,543	$4,965,316
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in
Annual Shareholder Report
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connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at December 31, 2015, is as follows:
Security	Acquisition Date	Cost	Market Value
aTyr Pharma, Inc., Pfd., Series E	3/31/2015	$44,999	$40,834
BioNano Genomics, Inc., Pfd., Series C	11/12/2014	$200,000	$0
Minerva Neurosciences, Inc.	3/31/2015	$214,579	$270,789
SteadyMed Ltd.	1/26/2015	$25,000	$9,601
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized depreciation on foreign exchange contracts	$217
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$106

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(240)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2015		2014
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	301,574	$5,434,626	160,666	$2,966,100
Shares issued to shareholders in payment of distributions declared	390,262	7,009,107	309,356	5,574,593
Shares redeemed	(638,016)	(11,621,596)	(635,426)	(11,557,224)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	53,820	$822,137	(165,404)	$(3,016,531)
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Year Ended December 31	2015		2014
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	2,786,564	$48,659,554	1,128,203	$20,500,562
Shares issued to shareholders in payment of distributions declared	590,450	10,256,112	438,705	7,703,657
Shares redeemed	(1,710,426)	(29,755,914)	(1,530,492)	(27,405,613)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	1,666,588	$29,159,752	36,416	$798,606
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	1,720,408	$29,981,889	(128,988)	$(2,217,925)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, passive foreign investment company gains and losses, net operating losses and return of capital.
For the year ended December 31, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,123,759)	$1,133,444	$(9,685)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2015 and 2014, was as follows:
	2015	2014
Ordinary income[1]	$169,238	$—
Long-term capital gains	$17,095,984	$13,278,252
1	For tax purposes, short-term capital gain distributions are considered as ordinary income distributions.
As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$9,326,827
Net unrealized appreciation	$38,741,731
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for passive foreign investment company gains and losses and the deferral of losses on wash sales.
At December 31, 2015, the cost of investments for federal tax purposes was $105,801,881. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from outstanding foreign currency commitments was $38,741,457. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $42,103,882 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,362,425.
The Fund used capital loss carryforwards of $218,981 to offset capital gains realized during the year ended December 31, 2015.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.30% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2015, the Adviser voluntarily waived $2,445 of its fee.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2015, the Sub-Adviser earned a fee of $1,411,099.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2015, distribution services fee for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Service Shares	$206,016	$(498)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2015, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2015, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC and FAS) have voluntarily agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.53% and 1.78% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2015, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $5,788 and $1,690,562, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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Transactions Involving Affiliated Companies
An affiliated company is a company in which the Fund, alone or in combination with other affiliated funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended December 31, 2015, were as follows:
Affiliates	Balance of Shares Held or Par Value Held 12/31/2014	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held or Par Value Held 12/31/2015	Value	Interest Income
BioDelivery Sciences International, Inc.	75,930	18,860	(34,236)	60,554	$290,054	$—
Catalyst Pharmaceutical Partners, Inc.	—	82,320	—	82,320	201,684	—
ChannelAdvisor Corp.	33,687	11,100	(20,487)	24,300	336,555	—
Corcept Therapeutics, Inc.	244,838	65,162		310,000	1,543,800	—
**Corcept Therapeutics, Inc., Warrants	17,387	—	(17,387)	—	—	—
*Dexcom, Inc.	73,715	10,560	(36,075)	48,200	3,947,580	—
Dyax Corp.	251,400	34,593	(65,523)	220,470	8,294,081	—
Dynavax Technologies Corp.	37,200	15,747	(7,577)	45,370	1,096,139	—
**Dynavax Technologies Corp., Warrants	71,998	—	(71,998)	—	—	—
Egalet Corp.	23,100	15,990	(637)	38,453	423,752	—
*ExamWorks Group, Inc.	48,727	16,294	(20,321)	44,700	1,189,020	—
Galapagos NV	11,568	19,432	—	31,000	1,887,964	—
Galapagos NV, ADR	—	23,900	—	23,900	1,502,832	—
Intersect ENT, Inc.	—	27,200	—	27,200	612,000	—
Minerva Neurosciences, Inc.	—	44,611	—	44,611	270,789	—
Minerva Neurosciences, Inc., Warrants	—	44,611	—	44,611	82,174	—
Ocular Therapeutix, Inc.	—	33,650	(2,674)	30,976	290,245	—
Otonomy, Inc.	6,170	39,351	(3,621)	41,900	1,162,725	—
Otonomy, Inc.	8,365	—	—	8,365	232,129	—
Premier, Inc.	41,900	5,270	(21,471)	25,699	906,404	—
Progenics Pharmaceuticals, Inc.	248,090	—	—	248,090	1,520,792	—
**Protalix Biotherapeutics, Inc.	178,172	12,480	(190,652)	—	—	—
*Protalix Biotherapeutics, Inc., Conv. Bond, Series 144A 4.50%, 9/15/2018	95,000	—	—	95,000	68,657	4,275
SCYNEXIS, Inc.	—	19,560	—	19,560	121,468	—
SteadyMed Ltd.	—	27,200	—	27,200	88,672	—
SteadyMed Ltd.	—	2,945	—	2,945	9,601	—
Textura Corp.	64,200	14,700	(7,500)	71,400	1,540,812	—
**Threshold Pharmaceuticals, Inc., Class THL	71,007	8,560	(79,567)	—	—	—
**Zogenix, Inc.	470,424	—	(470,424)	—	—	—
Zogenix, Inc.	—	43,936	—	43,936	647,617	—
Zogenix, Inc., Warrants	128,250	—	—	128,250	130,289	—
TOTAL AFFILIATED COMPANIES	2,201,128	638,032	(1,050,150)	1,789,010	$28,397,835	$4,275
*	At December 31, 2015, the Fund no longer has ownership of at least 5% of the voting shares.
**	The security is no longer held on the Fund's portfolio of investments.
6. EXPENSE Reduction
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2015, the Fund's expenses were reduced by $2,171 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2015, were as follows:
Purchases	$78,177,260
Sales	$72,523,888
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8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
At December 31, 2015, the diversification of countries was as follows:
Country	Percentage of Net Assets
United States	71.0%
Ireland	4.0%
Belgium	2.5%
Netherlands Antilles	1.9%
United Kingdom	1.8%
Israel	1.3%
Singapore	1.3%
Luxembourg	1.0%
Spain	1.0%
China	0.9%
Denmark	0.9%
Italy	0.8%
France	0.7%
Cayman Islands	0.3%
India	0.1%
Canada	0.0%
9. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2015, there were no outstanding loans. During the year ended December 31, 2015, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2015, there were no outstanding loans. During the year ended December 31, 2015, the program was not utilized.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2015, the amount of long-term capital gains designated by the Fund was $17,095,984.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2015, 100.00% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED KAUFMANN FUND II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Kaufmann Fund II (the “Fund”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Fund II as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 12, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$946.70	$7.51
Service Shares	$1,000	$945.50	$8.73
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,017.49	$7.78
Service Shares	$1,000	$1,016.23	$9.05
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	1.53%
Service Shares	1.78%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: October 1993	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report
25

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
26

Evaluation and Approval of Advisory Contract–May 2015
Federated Kaufmann Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how
Annual Shareholder Report
27

the Federated funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and their unique approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the one-year and three-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the five-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. The Board noted that in May 2014, the Senior Officer proposed, and the Board subsequently approved, a reduction in the contractual advisory fee to more closely align the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers which was believed by both the Senior Officer and the Board to improve the market competitiveness of the Fund. At the May
Annual Shareholder Report
28

2015 Meetings, Federated proposed and the Board approved reductions to the subadvisory fees under the subadvisory contract for the Fund, effective as of the date of the previous contractual advisory fee reduction. Formerly, the contractual subadvisory fee was 1.175%. The new subadvisory fee will be 1.066%. This subadvisory fee represents 82% of the current gross advisory fee of 1.30%.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, other than the reduction in the subadvisory fee noted above, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory and subadvisory contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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29

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
30

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Kaufmann Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916827
CUSIP 313916777
28136 (2/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2015
Federated Prime Money Fund II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2015 through December 31, 2015. This report includes a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President
Not FDIC Insured
May Lose Value
No Bank Guarantee

Portfolio of Investments Summary Tables (unaudited)
At December 31, 2015, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Commercial Paper and Notes	42.7%
Variable Rate Instruments	14.6%
Bank Instruments	11.5%
U.S. Government Agency Securities	2.9%
U.S. Treasury	1.1%
Repurchase Agreements and Other Repurchase Agreements	27.2%
Other Assets and Liabilities—Net[2,3]	(0.0)%
TOTAL	100.0%
At December 31, 2015, the Fund's effective maturity4 schedule was as follows:
Securities With an Effective Maturity of:	Percentage of Total Net Assets
1-7 Days	32.8%[5]
8-30 Days	22.4%
31-90 Days	40.8%
91-180 Days	2.9%
181 Days or more	1.1%
Other Assets and Liabilities—Net[2,3]	(0.0)%
TOTAL	100.0%
1	Commercial Paper and Notes include any fixed-rate security that is not a bank instrument. A variable rate instrument is any security which has an interest rate that resets periodically. See the Fund's Prospectus for descriptions of commercial paper, repurchase agreements and bank instruments.
2	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
3	Represents less than 0.1%.
4	Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market mutual funds.
5	Overnight securities comprised 19.3 % of the Fund's portfolio.
Annual Shareholder Report
1

Portfolio of Investments
December 31, 2015
Principal Amount or Shares			Value
		ASSET-BACKED SECURITY—0.1%
		Finance - Equipment—0.1%
$150,509	[1,2]	Axis Equipment Contract Backed Notes, Series 2015-1, Class A1, 0.520%, 4/20/2016	$150,509
		CERTIFICATES OF DEPOSIT—11.5%
		Finance - Banking—11.5%
6,000,000		Bank of Tokyo-Mitsubishi UFJ Ltd., 0.390%—0.400%, 2/10/2016 - 3/1/2016	6,000,000
1,000,000		DZ Bank AG Deutsche Zentral-Genossenschaftsbank, 0.390%, 2/2/2016	1,000,000
2,000,000		Natixis, 0.400%, 2/4/2016 - 2/16/2016	2,000,000
7,000,000		Sumitomo Mitsui Banking Corp., 0.400%, 1/14/2016 - 2/12/2016	7,000,000
		TOTAL CERTIFICATES OF DEPOSIT	16,000,000
		COMMERCIAL PAPER—34.2%[3]
		Aerospace/Auto—0.8%
465,000	[1,2]	ERAC USA Finance LLC, (GTD by Enterprise Holdings, Inc.), 0.851%, 1/28/2016	464,703
700,000	[1,2]	Nissan Motor Acceptance Corp., (Nissan Motor Co., Ltd. SA), 0.480%, 1/7/2016	699,944
		TOTAL	1,164,647
		Electrical Equipment—0.5%
644,000	[1,2]	Eaton Corp., (GTD by Eaton Corp. PLC), 0.700%, 1/11/2016	643,875
		Finance - Banking—12.2%
1,000,000	[1,2]	Antalis S.A., 0.481%, 3/3/2016	999,173
3,000,000	[1,2]	BNP Paribas SA, 0.581%, 3/15/2016	2,996,423
3,000,000		ING (U.S.) Funding LLC, 0.360%, 2/1/2016	2,999,070
2,000,000	[1,2]	Nationwide Building Society, 0.410%, 2/22/2016	1,998,816
5,000,000	[1,2]	Standard Chartered Bank PLC, 0.391%, 1/29/2016 - 2/22/2016	4,997,963
3,000,000	[1,2,4]	Westpac Banking Corp. Ltd., Sydney, 0.582%, 1/26/2016	3,000,000
		TOTAL	16,991,445
		Finance - Commercial—5.7%
3,000,000	[1,2]	Atlantic Asset Securitization LLC, 0.320%, 1/14/2016	2,999,653
1,000,000	[1,2]	CIESCO, LLC, 0.481%, 2/10/2016	999,467
4,000,000	[1,2]	Versailles Commercial Paper LLC, 0.380%—0.631%, 2/1/2016 - 3/9/2016	3,997,828
		TOTAL	7,996,948
		Finance - Retail—9.7%
4,000,000		American Express Credit Corp., 0.350%, 2/2/2016	3,998,755
1,500,000	[1,2]	CAFCO, LLC, 0.451%—0.501%, 2/1/2016 - 2/11/2016	1,499,237
3,000,000	[1,2]	Chariot Funding LLC, 0.421%, 2/16/2016	2,998,390
5,000,000	[1,2]	Sheffield Receivables Company LLC, 0.481%, 3/18/2016	4,994,867
		TOTAL	13,491,249
		Machinery / Equipment / Auto—0.4%
500,000	[1,2]	Harley-Davidson Financial Services, Inc., (Harley-Davidson, Inc. SA), 0.530%, 1/13/2016	499,912
		Oil & Oil Finance—1.0%
700,000	[1,2]	Devon Energy Corp., 0.550%, 1/8/2016	699,925
700,000		Motiva Enterprises LLC, 0.600%, 1/6/2016	699,942
		TOTAL	1,399,867
Annual Shareholder Report
2

Principal Amount or Shares			Value
		COMMERCIAL PAPER—continued[3]
		Sovereign—3.6%
$5,000,000	[1,2]	Kells Funding, LLC, 0.421%, 1/18/2016	$4,999,183
		Telecommunications—0.3%
400,000	[1,2]	Bell Canada, 0.671%, 1/22/2016	399,844
		TOTAL COMMERCIAL PAPER	47,586,970
		CORPORATE BONDS—6.2%
		Finance - Banking—4.1%
1,581,000		Bank of America Corp., 1.250%, 1/11/2016	1,581,192
3,165,000		Bank of America Corp., 3.625%, 3/17/2016	3,182,847
900,000		Citigroup, Inc., 1.300%, 4/1/2016	900,618
		TOTAL	5,664,657
		Finance - Securities—2.1%
3,000,000	[1,2]	GE Capital International Funding Co., 0.964%, 4/15/2016	3,003,512
		TOTAL CORPORATE BONDS	8,668,169
		CORPORATE NOTE—0.7%
		Finance - Banking—0.7%
1,000,000	[1,2]	ING Bank N.V., 1.375%, 3/7/2016	1,001,407
		NOTES - VARIABLE—14.6%[4]
		Aerospace/Auto—1.4%
2,000,000		BMW US Capital LLC, (GTD by Bayerische Motoren Werke AG), 0.547%, 2/29/2016	2,000,000
		Finance - Banking—13.2%
1,000,000		Bank of Montreal, 0.510%, 1/19/2016	1,000,000
4,000,000	[1,2]	Commonwealth Bank of Australia, 0.404%, 1/4/2016	4,000,000
3,150,000		Connecticut HEFA, Series D Griffin Hospital, (Wells Fargo Bank, N.A. LOC), 0.420%, 1/7/2016	3,150,000
2,000,000	[1,2]	J.P. Morgan Securities LLC, 0.673%, 1/22/2016	2,000,000
1,120,000		JPMorgan Chase & Co., 1.027%, 2/26/2016	1,120,264
195,000		Lancaster, PA IDA, Snavely's Mill, Inc., Series 2003—B, (Fulton Bank, N.A. LOC), 1.000%, 1/7/2016	195,000
1,000,000		Rabobank Nederland NV, Utrecht, 0.413%, 3/18/2016	1,000,000
1,000,000		Rabobank Nederland NV, Utrecht, 0.574%, 1/29/2016	1,000,000
1,000,000		Royal Bank of Canada, Montreal, 0.409%, 1/11/2016	1,000,000
1,000,000		Royal Bank of Canada, Montreal, 0.540%, 1/25/2016	1,000,000
1,000,000		Toronto Dominion Bank, 0.419%, 1/6/2016	1,000,000
1,000,000		Toronto Dominion Bank, 0.426%, 1/8/2016	1,000,000
900,000		U.S. Bank, N.A., 0.440%, 1/22/2016	900,140
		TOTAL	18,365,404
		TOTAL NOTES—VARIABLE	20,365,404
		GOVERNMENT AGENCIES—2.9%
2,000,000	[5]	Federal Home Loan Bank System, 0.244%, 2/3/2016	1,998,025
2,000,000	[5]	Federal Home Loan Mortgage Corp., 0.462%, 1/27/2016	1,999,462
		TOTAL GOVERNMENT AGENCIES	3,997,487
		SOVEREIGN—1.5%
		Sovereign—1.5%
2,000,000		International Bank for Reconstruction & Development (World Bank), 0.000%, 2/10/2016	1,998,889
		U.S. TREASURY—1.1%
		U.S. Treasury Notes—1.1%
500,000		United States Treasury, 0.500%, 11/30/2016	499,436
1,000,000		United States Treasury, 3.250%, 7/31/2016	1,014,800
		TOTAL U.S. TREASURY	1,514,236
Annual Shareholder Report
3

Principal Amount or Shares		Value
	OTHER REPURCHASE AGREEMENTS—12.9%
	Finance - Banking—12.9%
$1,000,000	Citigroup Global Markets, Inc., 0.629%, 1/4/2016, interest in a $75,000,000 collateralized loan agreement, dated 12/31/2015, will repurchase securities provided as collateral for $75,005,167, in which asset-backed securities with a market value of $76,505,270 have been received as collateral and held with BNY Mellon as tri-party agent.	$1,000,000
4,000,000	HSBC Securities (USA), Inc., 0.324%, 1/4/2016, interest in a $170,000,000 collateralized loan agreement, dated 12/31/2015, will repurchase securities provided as collateral for $170,006,044, in which corporate bonds with a market value of $173,402,607 have been received as collateral and held with BNY Mellon as tri-party agent.	4,000,000
2,000,000	Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.426%, 1/4/2016, interest in a $175,000,000 collateralized loan agreement, dated 12/31/2015, will repurchase securities provided as collateral for $175,008,167, in which asset-backed securities with a market value of $178,508,330 have been received as collateral and held with BNY Mellon as tri-party agent.	2,000,000
6,000,000	Mizuho Securities USA, Inc., 0.710%—1.511%, 1/7/2016, interest in a $297,000,000 collateralized loan agreement, dated 6/23/2015-12/31/2015, will repurchase securities provided as collateral for $297,728,658, in which asset-backed securities, certificates of deposit, collateralized mortgage obligations, corporate bonds, medium-term notes and U.S. Government Agency securities with a market value of $303,432,973 have been received as collateral and held with BNY Mellon as tri-party agent.	6,000,000
2,000,000	RBC Capital Markets, LLC, 0.507%, 1/7/2016, interest in a $300,000,000 collateralized loan agreement, dated 12/17/2015, will repurchase securities provided as collateral for $300,137,500, in which corporate bonds and medium-term notes with a market value of $306,076,501 have been received as collateral and held with BNY Mellon as tri-party agent.	2,000,000
3,000,000	Wells Fargo Securities LLC, 0.507%, 1/7/2016, interest in a $200,000,000 collateralized loan agreement, dated 10/19/2015, will repurchase securities provided as collateral for $200,255,5560, in which collateralized mortgage obligations with a market value of $204,218,167 have been received as collateral and held with BNY Mellon as tri-party agent.	3,000,000
	TOTAL OTHER REPURCHASE AGREEMENTS	18,000,000
	REPURCHASE AGREEMENTS—14.3%
	Finance - Banking—14.3%
9,897,000	Interest in $1,800,000,000 joint repurchase agreement 0.32%, dated 12/31/2015 under which Mitsubishi UFJ Securities (USA), Inc. will repurchase securities provided as collateral for $1,800,064,000 on 1/4/2016. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 12/20/2064 and the market value of those underlying securities was $1,852,677,185.	9,897,000
10,000,000	Interest in $2,500,000,000 joint repurchase agreement 0.33%, dated 12/31/2015 under which Natixis Financial Products LLC will repurchase securities provided as collateral for $2,500,091,667 on 1/4/2016. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 8/25/2051 and the market value of those underlying securities was $2,562,055,805.	10,000,000
	TOTAL REPURCHASE AGREEMENTS	19,897,000
	TOTAL INVESTMENTS—100.0% (AT AMORTZED COST)[6]	139,180,071
	OTHER ASSETS AND LIABILITIES - NET—(0.0)%[7]	(10,483)
	TOTAL NET ASSETS—100%	$139,169,588
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2015, these restricted securities amounted to $50,044,631, which represented 36.0% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2015, these liquid restricted securities amounted to $50,044,631, which represented 36.0% of total net assets.
3	Discount rate at time of purchase.
4	Denotes a variable rate security with current rate and next reset date shown.
5	Floating rate notes with current rate(s) and next reset date(s) shown.
6	Also represents cost of investments for federal tax purposes.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2015.
Annual Shareholder Report
4

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of December 31, 2015, all investments of the Fund are valued at amortized cost, which is considered a Level 2 input, in valuing the Fund's assets.
The following acronyms are used throughout this portfolio:
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
IDA	—Industrial Development Authority
LOC	—Letter of Credit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
5

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	—	—	—	—	—
Net realized and unrealized gain (loss) on investments	0.000[1]	0.000[1]	0.000[1]	0.000[1]	(0.000)[1]
TOTAL FROM INVESTMENT OPERATIONS	0.000[1]	0.000[1]	0.000[1]	0.000[1]	(0.000)[1]
Less Distributions:
Distributions from net realized gain on investments	(0.000)[1]	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets:
Net expenses	0.34%	0.26%	0.27%	0.40%	0.36%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Expense waiver/reimbursement[3]	0.40%	0.42%	0.41%	0.26%	0.32%
Supplemental Data:
Net assets, end of period (000 omitted)	$139,170	$132,678	$154,973	$174,541	$204,124
1	Represents less than $0.001.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
6

Statement of Assets and Liabilities
December 31, 2015
Assets:
Investment in repurchase agreements and other repurchase agreements	$37,897,000
Investment in securities	101,283,071
Total investment in securities, at amortized cost and fair value		$139,180,071
Cash		1,093
Income receivable		98,219
Receivable for shares sold		1,249
TOTAL ASSETS		139,280,632
Liabilities:
Payable for shares redeemed	81,377
Payable to adviser (Note 5)	151
Payable for custodian fees	6,546
Payable for portfolio accounting fees	14,959
Payable for printing and postage	3,801
Accrued expenses (Note 5)	4,210
TOTAL LIABILITIES		111,044
Net assets for 139,170,039 shares outstanding		$139,169,588
Net Assets Consist of:
Paid-in capital		$139,169,588
TOTAL NET ASSETS		$139,169,588
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$139,169,588 ÷ 139,170,039 shares outstanding, no par value, unlimited shares authorized		$1.00
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
7

Statement of Operations
Year Ended December 31, 2015
Investment Income:
Interest		$441,718
Expenses:
Investment adviser fee (Note 5)	$654,278
Administrative fee (Note 5)	102,394
Custodian fees	23,468
Transfer agent fee	3,684
Directors'/Trustees' fees (Note 5)	1,796
Auditing fees	22,000
Legal fees	9,044
Portfolio accounting fees	49,620
Printing and postage	87,305
Miscellaneous (Note 5)	6,350
TOTAL EXPENSES	959,939
Waiver of investment adviser fee (Note 5)	(518,221)
Net expenses		441,718
Net investment income		—
Net realized gain on investments		1,532
Change in net assets resulting from operations		$1,532
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Statement of Changes in Net Assets
Year Ended December 31	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$—	$—
Net realized gain on investments	1,532	282
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,532	282
Distributions to Shareholders:
Distributions from net realized gain on investments	(1,349)	—
Share Transactions:
Proceeds from sale of shares	81,522,557	82,602,288
Net asset value of shares issued to shareholders in payment of distributions declared	1,337	—
Cost of shares redeemed	(75,032,191)	(104,898,328)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	6,491,703	(22,296,040)
Change in net assets	6,491,886	(22,295,758)
Net Assets:
Beginning of period	132,677,702	154,973,460
End of period	$139,169,588	$132,677,702
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Notes to Financial Statements
December 31, 2015
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Prime Money Market Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.
Effective April 30, 2016, the structure of the Fund will change and it will operate as a government money market fund under the amendments to Rule 2a-7 of the Act. In conjunction with this change, the Fund will be re-named the Federated Government Money Fund II, and it will designate the existing un-named class of shares as Service Shares and offer a new class of shares called Primary Shares.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
Securities are valued at amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If amortized cost is determined not to approximate fair value, the value of the portfolio securities will be determined in accordance with the procedures described below.
The Trustees have ultimate responsibility for determining the fair value of investments. The Fund's Trustees have appointed a Valuation Committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value of securities and in overseeing the comparison of amortized cost to market-based value. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of monitoring the relationship of market-based value and amortized cost. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Annual Shareholder Report
10

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. The detail of total fund expense waivers of $518,221 is disclosed in note 5.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund to unaffiliated financial intermediaries or to Federated Shareholder Services Company (“FSSC”) for providing services to shareholders and maintaining shareholder accounts. For the year ended December 31, 2015, the Fund did not incur other service fees.
Effective April 30, 2016, the Fund anticipates that it will pay other service fees up to 0.25% of average daily net assets of the Fund's Service Shares to unaffiliated financial intermediaries or to FSSC for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time.
Premium and Discount Amortization
All premiums and discounts are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2015	2014
Shares sold	81,522,557	82,602,288
Shares issued to shareholders in payment of distributions declared	1,337	—
Shares redeemed	(75,032,191)	(104,898,328)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	6,491,703	(22,296,040)
Annual Shareholder Report
11

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2015 and 2014 was as follows:
	2015	2014
Ordinary income[1]	$1,349	$—
1	For tax purposes, short-term capital gain distributions are considered as ordinary income distributions.
The Fund used capital loss carryforwards of $183 to offset capital gains realized during the year ended December 31, 2015.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.50% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2015, the Adviser voluntarily waived $518,221 of its fee.
Effective April 30, 2016, the Adviser has agreed to contractually reduce the investment adviser fee from 0.50% to 0.20% of the Fund's average daily net assets.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Expense Limitation
Due to the possibility of changes in market conditions and other factors, there can be no assurance that the level of waivers/reimbursement/reduction of Fund expenses reflected in the financial highlights will be maintained in the future. However, the Adviser and certain of its affiliates (which may include FSSC and FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.67% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report
12

6. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2015, there were no outstanding loans. During the year ended December 31, 2015, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2015, there were no outstanding loans. During the year ended December 31, 2015, the program was not utilized.
9. REGULATORY MATTERS
On July 23, 2014, the SEC voted to amend the rules under the Act which currently govern the operations of the Fund. A significant change resulting from these amendments will be a requirement that institutional prime funds (i.e., not retail as defined in the amendments), transact fund shares based on a market-based Net Asset Value (NAV). Other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments also will permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amendments) to impose liquidity fees on redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The amendments have staggered compliance dates. Compliance with a majority of these amendments will be required on October 14, 2016, two years after the effective date for the rule amendments. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact to the Fund's operations, financial statements and accompanying notes.
Annual Shareholder Report
13

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED PRIME MONEY FUND II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Prime Money Fund II (the “Fund”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Prime Money Fund II as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 12, 2016
Annual Shareholder Report
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2015	Ending Account Value 12/312015	Expenses Paid During Period[1,2]
Actual	$1,000	$1,000.00	$1.87
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,023.34	$1.89
1	Expenses are equal to the Fund's annualized net expense ratio of 0.37%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
2	Actual and Hypothetical expenses paid during the period, utilizing the Fund's current Fee Limit of 0.67% (as reflected in the Notes to Financial Statements, Note 5 under Expense Limitation), multiplied by the average account value over the period, multiplied by 184/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $3.38 and $3.41, respectively.
Annual Shareholder Report
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Shareholder Meeting Results (unaudited)
A Special Meeting of Shareholders of Federated Prime Money Fund II, a portfolio of Federated Insurance Series (the “Fund”), was held on November 20, 2015. On August 27, 2015, the record date for shareholders voting at the meeting, there were 145,053,167.720 total outstanding shares of the Fund.
The following item was considered by shareholders of the Fund and the results of their voting were as follows:
To approve or disapprove a revision to the Fund's fundamental investment limitation regarding concentration of its investments:
For	Against	Abstain
118,960,519.094	9,116,534.742	13,177,992.940
16

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: October 1993	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
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Evaluation and Approval of Advisory Contract–May 2015
Federated Prime Money Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them
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(including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees. The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships is quite different than serving as a primary adviser to a fund.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year period covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. In May 2014, the Senior Officer recommended that Federated review the fee structures of its money market funds to determine whether it would be appropriate to consider alternative pricing structures. Federated has combined that review with its consideration of the re-structuring of its money market fund product line in response to the recently adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).
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At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no objection was raised to the continuation of, the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
22

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
23

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Prime Money Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916504
G00842-01 (2/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2015
Share Class
Primary
Service

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2015 through December 31, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Quality Bond Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2015, was -0.24% for the Primary Shares and -0.44% for the Service Shares. The total return of the Fund's broad-based benchmark, the Barclays U.S. Intermediate Credit Bond Index (BICI),1 was 0.90% during the same period. The -0.24% total return of the Primary Shares for the reporting period consisted of 3.70% of taxable dividends, and -3.94% of depreciation in the net asset value of shares. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BICI.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BICI were: (a) the selection of various industries and sectors of the corporate bond market; (b) the selection of individual securities; and (c) interest rate, yield curve and derivatives management.2
The following discussion will focus on the performance of the Fund's Primary Shares.
market overview
The reporting period was a bit of a global roller coaster ride as many variables impacted the financial markets, ranging from continued concerns regarding the stability of Greece, the European Central Bank's adoption of a large quantitative easing program aimed at sparking its stuttering recovery, the magnitude of China's economic slowdown and its subsequent impact on commodity-related markets, OPEC and its fight with U.S. shale oil producers and the timing of the Federal Reserve's (the “Fed”) first interest rate hike since 2006.
Within the U.S., the first quarter of 2015 started out slowly as first quarter real Gross Domestic Product (GDP) expanded by only 0.60% largely because of harsh winter weather and negative impacts from a West Coast ports strike. Ten-year U.S. Treasury yields started the reporting period at 2.17%, but declined to a low of 1.64% by the end of January due to the aforementioned issues. GDP growth rebounded to 3.90% in the second quarter of 2015 and to 2.10% in the third quarter on stronger consumer spending and an increase in housing activity, both of which were helped by lower gasoline prices and improving job market conditions. All the while, as the year progressed, the Fed had been indicating that it was prepared to raise rates in the latter part of the year assuming economic data continued to improve. However, despite the slow but steady pace of growth, at its September meeting, the Fed decided unexpectedly to hold the target funds rate steady at its range of 0% to 0.25%, citing the uncertainty surrounding global economic and financial developments. This move (or lack thereof) spawned an outbreak of volatility3 and a strong risk-off sentiment as market participants speculated that the Fed foresaw worse conditions than what the financial markets had been expecting. The volatility subsided in the reporting period's waning months only to rise again in December as commodity and energy prices resumed their downward trajectory and, for the first time in nine years, the Fed increased the federal funds target rate. The year ended with the federal funds target rate range at 0.25% to 0.50% and the 10-year U.S. Treasury at 2.27%.
Corporate spreads widened during the reporting period. Spreads were driven by another year of robust corporate supply and the volatility surrounding global growth concerns, particularly related to weakness in energy and commodity-type sectors. Corporate spreads outside of the commodity and energy-related sectors were supported by solid underlying credit fundamentals, including stable profit margins, strong liquidity and relatively steady credit rating trends.
sector/industry selection
The decision to overweight or underweight specific corporate sectors and/or ratings quality detracted from Fund performance relative to the BICI. Broadly, the Fund was overweight lower quality investment-grade4 securities (i.e., those in the “BBB”-rated category), which hurt performance for the reporting period. The Fund was overweight in the financial area including large banks and broker/dealers, as well as non-bank financials such as insurance companies, real estate investment trusts and asset management firms. These sectors performed well compared to the BICI. Finally, the Fund was underweight the non-corporate components (i.e., government-related issuers) of the BICI. This sector underperformed corporates, and thus, the Fund's underweight position added to performance.
security selection
Overall, security selection had a positive effect on portfolio performance during the reporting period. Individual issuers that added the most to performance included: Lukoil International Finance, Murray Street Investors Trust, Camp Pendleton/Quantico and Sempra Energy. Issuers that detracted the most included: Allegheny Technology, Gerdau and Petroleos Mexicanos.
Annual Shareholder Report
1

Interest Rate, yield Curve and DeRIVATIVEs MANAGEMENT
The Fund employed derivatives such as U.S. Treasury futures5 in an attempt to profit from anticipated market moves or hedge the Fund's exposure to adverse market moves. Overall, the use of U.S. Treasury futures played a positive role in executing the fund's duration6 and yield curve strategies; however, when combined with the price movements of the corporate bonds in the portfolio, the net performance impact from interest rate and yield curve management was minimal.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BICI.
2	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
3	Volatility is a statistical measurement of the frequency and level of changes in the value of an asset, index or instrument without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings.
4	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
5	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
6	Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II from December 31, 2005 to December 31, 2015, compared to the Barclays U.S. Intermediate Credit Bond Index (BICI).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2015
Average Annual Total Returns for the Period Ended 12/31/2015
	1 Year	5 Years	10 Years
Primary Shares	-0.24%	3.26%	4.55%
Service Shares	-0.44%	3.00%	4.30%
BICI	0.90%	3.63%	4.82%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BICI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	BICI is an unmanaged index that consists of dollar-denominated, investment-grade, publicly issued securities with a maturity of between one and ten years, a minimum amount outstanding of $250 million and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2015, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Corporate Debt Securities	96.6%
Collateralized Mortgage Obligations	0.3%
Mortgage-Backed Securities[2]	0.1%
Municipal Bond	0.1%
Derivative Contracts[3]	(0.1)%
Cash Equivalents[4]	1.7%
Other Assets and Liabilities—Net[5]	1.3%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by GSEs.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2015
Principal Amount			Value
		CORPORATE BONDS—96.6%
		Basic Industry - Chemicals—2.0%
$570,000		Albemarle Corp., 4.15%, 12/1/2024	$545,779
640,000		FMC Corp., Sr. Unsecd. Note, 3.95%, 2/1/2022	633,439
800,000	[1,2]	Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 6.00%, 12/10/2019	868,483
1,290,000		RPM International, Inc., 6.50%, 2/15/2018	1,392,200
900,000		RPM International, Inc., Sr. Unsecd. Note, 6.125%, 10/15/2019	985,621
114,000		Rohm & Haas Co., 6.00%, 9/15/2017	121,393
		TOTAL	4,546,915
		Basic Industry - Metals & Mining—4.5%
750,000		Allegheny Technologies, Inc., Sr. Note, 9.375%, 6/1/2019	603,750
100,000	[1,2]	Anglo American Capital PLC, Company Guarantee, Series 144A, 4.45%, 9/27/2020	72,071
630,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.50%, 4/15/2040	422,100
1,000,000		Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 5.125%, 8/1/2022	798,750
660,000		ArcelorMittal SA, Sr. Unsecd. Note, 5.25%, 2/25/2017	640,794
230,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.45%, 3/1/2023	221,407
850,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.20%, 7/15/2021	855,781
1,020,000	[1,2]	Gerdau S.A., Company Guarantee, Series 144A, 5.75%, 1/30/2021	813,450
700,000	[1,2]	Gold Fields Orogen Holding BVI Ltd., Company Guarantee, Series 144A, 4.875%, 10/7/2020	525,000
280,000	[1,2]	Hyundai Steel Co., Sr. Unsecd. Note, Series 144A, 4.625%, 4/21/2016	282,127
470,000	[1,2]	Newcrest Finance Property Ltd., Sr. Unsecd. Note, Series 144A, 4.20%, 10/1/2022	394,607
1,200,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.50%, 4/15/2023	1,119,203
435,000		Rio Tinto Finance USA Ltd., Company Guarantee, 6.50%, 7/15/2018	471,553
1,570,000		Southern Copper Corp., Sr. Unsecd. Note, 3.50%, 11/8/2022	1,454,272
1,430,000		Worthington Industries, Inc., Sr. Unsecd. Note, 6.50%, 4/15/2020	1,589,761
		TOTAL	10,264,626
		Basic Industry - Paper—0.6%
150,000		Westvaco Corp., 7.65%, 3/15/2027	166,592
500,000		Westvaco Corp., Sr. Deb., 7.50%, 6/15/2027	524,973
700,000		Weyerhaeuser Co., Sr. Unsecd. Note, 6.95%, 8/1/2017	746,630
		TOTAL	1,438,195
		Capital Goods - Aerospace & Defense—1.7%
270,000	[1,2]	BAE Systems Holdings, Inc., Sr. Unsecd. Note, Series 144A, 2.85%, 12/15/2020	269,734
280,000	[1,2]	BAE Systems Holdings, Inc., Sr. Unsecd. Note, Series 144A, 3.85%, 12/15/2025	277,928
1,619,000	[1,2]	Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 9/16/2023	1,582,572
270,000		Lockheed Martin Corp., Sr. Unsecd. Note, 2.50%, 11/23/2020	269,357
260,000		Lockheed Martin Corp., Sr. Unsecd. Note, 3.55%, 1/15/2026	261,872
320,000		Rockwell Collins, Inc., Sr. Unsecd. Note, 3.10%, 11/15/2021	325,087
910,000	[1,2]	Textron Financial Corp., Jr. Sub. Note, Series 144A, 6.00%, 2/15/2067	648,375
295,000		Textron, Inc., Sr. Unsecd. Note, 4.30%, 3/1/2024	301,087
		TOTAL	3,936,012
		Capital Goods - Building Materials—0.7%
620,000		Masco Corp., Sr. Unsecd. Note, 7.125%, 3/15/2020	717,650
275,000		Masco Corp., Unsecd. Note, 4.45%, 4/1/2025	270,187
195,000		Valmont Industries, Inc., 5.25%, 10/1/2054	166,795
341,000		Valmont Industries, Inc., Sr. Unsecd. Note, 6.625%, 4/20/2020	378,262
		TOTAL	1,532,894
		Capital Goods - Construction Machinery—0.5%
1,010,000		AGCO Corp., Sr. Unsecd. Note, 5.875%, 12/1/2021	1,089,201
Annual Shareholder Report
5

Principal Amount			Value
		CORPORATE BONDS—continued
		Capital Goods - Diversified Manufacturing—1.2%
$765,000		Harsco Corp., 5.75%, 5/15/2018	$682,763
800,000	[1,2]	Hutchison Whampoa International 14 Ltd., Unsecd. Note, Series 144A, 1.625%, 10/31/2017	793,978
1,190,000		Pentair Ltd., Company Guarantee, 5.00%, 5/15/2021	1,242,234
		TOTAL	2,718,975
		Communications - Cable & Satellite—2.8%
1,090,000		DIRECTV Holdings LLC, Company Guarantee, 5.00%, 3/1/2021	1,177,177
1,890,000		NBC Universal, Inc., Sr. Unsecd. Note, 5.15%, 4/30/2020	2,112,319
2,000,000		Time Warner Cable, Inc., Company Guarantee, 5.00%, 2/1/2020	2,119,002
800,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 8.375%, 3/15/2023	984,479
		TOTAL	6,392,977
		Communications - Media & Entertainment—2.6%
300,000	[1,2]	British Sky Broadcasting Group PLC, Series 144A, 3.75%, 9/16/2024	293,710
750,000		CBS Corp., 3.70%, 8/15/2024	731,104
420,000		Grupo Televisa S.A., Sr. Unsecd. Note, 5.00%, 5/13/2045	362,954
1,679,000		Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 2.25%, 11/15/2017	1,674,688
500,000		McGraw Hill Financial, Inc., Sr. Unsecd. Note, 3.30%, 8/14/2020	505,010
200,000		McGraw Hill Financial, Inc., Sr. Unsecd. Note, 4.00%, 6/15/2025	200,942
595,000		Omnicom Group, Inc., Sr. Unsecd. Note, 3.625%, 5/1/2022	601,666
250,000		Viacom, Inc., 2.50%, 9/1/2018	249,565
400,000		Viacom, Inc., Sr. Unsecd. Note, 3.875%, 4/1/2024	375,764
900,000		WPP Finance 2010, Sr. Unsecd. Note, 5.125%, 9/7/2042	852,097
		TOTAL	5,847,500
		Communications - Telecom Wireless—1.8%
1,000,000		American Tower Corp., Sr. Unsecd. Note, 4.50%, 1/15/2018	1,043,411
2,300,000	[1,2]	Crown Castle Towers LLC, Sr. Secd. Note, Series 144A, 5.495%, 1/15/2017	2,333,750
720,000	[1,2]	SBA Tower Trust, Series 144A, 5.101%, 4/17/2017	729,742
		TOTAL	4,106,903
		Communications - Telecom Wirelines—2.5%
700,000		AT&T, Inc., Sr. Unsecd. Note, 2.45%, 6/30/2020	690,369
900,000		AT&T, Inc., Sr. Unsecd. Note, 3.40%, 5/15/2025	866,806
500,000		CenturyLink, Inc., Sr. Note, Series Q, 6.15%, 9/15/2019	512,500
730,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 3.192%, 4/27/2018	744,659
250,000		Telefonica SA, Company Guarantee, 7.045%, 6/20/2036	301,378
600,000		Verizon Communications, Inc., Sr. Unsecd. Note, 4.15%, 3/15/2024	618,021
1,735,000		Verizon Communications, Inc., Sr. Unsecd. Note, 5.15%, 9/15/2023	1,910,587
		TOTAL	5,644,320
		Consumer Cyclical - Automotive—3.6%
500,000		American Honda Finance Corp., Sr. Unsecd. Note, Series MTN, 1.50%, 3/13/2018	496,524
700,000	[1,2]	Daimler Finance NA LLC, Company Guarantee, Series 144A, 1.875%, 1/11/2018	697,451
500,000	[1,2]	Daimler Finance NA LLC, Sr. Unsecd. Note, Series 144A, 3.25%, 8/1/2024	487,913
650,000		Ford Motor Credit Co., Sr. Unsecd. Note, 2.375%, 1/16/2018	648,837
850,000		Ford Motor Credit Co., Sr. Unsecd. Note, 3.00%, 6/12/2017	858,598
670,000		General Motors Co., Sr. Unsecd. Note, 4.00%, 4/1/2025	637,146
750,000		General Motors Financial Company, Inc., Sr. Unsecd. Note, 2.40%, 4/10/2018	746,713
900,000	[1,2]	Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 2.875%, 8/9/2018	909,912
1,000,000	[1,2]	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 3.50%, 4/3/2018	1,020,082
740,000	[1,2]	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 4.60%, 4/12/2016	746,338
1,000,000	[1,2]	Volkswagen International Finance NV, Company Guarantee, Series 144A, 2.375%, 3/22/2017	996,737
		TOTAL	8,246,251
Annual Shareholder Report
6

Principal Amount			Value
		CORPORATE BONDS—continued
		Consumer Cyclical - Leisure—0.5%
$1,000,000	[1]	Football Trust V, Pass Thru Cert., Series 144A, 5.35%, 10/5/2020	$1,092,307
		Consumer Cyclical - Lodging—0.2%
450,000		Choice Hotels International, Inc., Company Guarantee, 5.70%, 8/28/2020	483,750
		Consumer Cyclical - Retailers—1.0%
210,000		AutoNation, Inc., Sr. Unsecd. Note, 3.35%, 1/15/2021	209,509
130,000		AutoNation, Inc., Sr. Unsecd. Note, 4.50%, 10/1/2025	132,230
600,000		CVS Health Corp., Sr. Unsecd. Note, 2.80%, 7/20/2020	603,574
595,000		CVS Health Corp., Sr. Unsecd. Note, 3.875%, 7/20/2025	608,524
210,000		Dollar General Corp., Sr. Unsecd. Note, 4.15%, 11/1/2025	209,173
450,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 1.125%, 4/11/2018	448,305
		TOTAL	2,211,315
		Consumer Cyclical - Services—0.8%
250,000		Boston University, Series MTNA, 7.625%, 7/15/2097	314,207
350,000		Expedia, Inc., 4.50%, 8/15/2024	338,425
350,000		Expedia, Inc., Company Guarantee, 5.95%, 8/15/2020	382,418
370,000		University of Southern California, Sr. Unsecd. Note, 5.25%, 10/1/2111	419,468
280,000		Visa, Inc., Sr. Unsecd. Note, 3.15%, 12/14/2025	280,941
		TOTAL	1,735,459
		Consumer Non-Cyclical - Food/Beverage—3.3%
900,000		Coca-Cola Femsa S.A.B de C.V., Sr. Unsecd. Note, 4.625%, 2/15/2020	952,270
500,000	[1,2]	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 3.875%, 6/27/2024	487,676
660,000	[1,2]	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 4.50%, 1/25/2022	678,110
475,000	[1,2]	HJ Heinz Co., Sr. Unsecd. Note, Series 144A, 2.80%, 7/2/2020	474,384
475,000	[1,2]	HJ Heinz Co., Sr. Unsecd. Note, Series 144A, 3.95%, 7/15/2025	480,525
2,050,000	[1,2]	Kerry Group Financial Services, Sr. Unsecd. Note, Series 144A, 3.20%, 4/9/2023	1,975,575
600,000		Mead Johnson Nutrition Co., Sr. Unsecd. Note, 3.00%, 11/15/2020	600,762
1,000,000		PepsiCo, Inc., 2.25%, 1/7/2019	1,013,996
725,000		Tyson Foods, Inc., Sr. Unsecd. Note, 4.50%, 6/15/2022	773,226
		TOTAL	7,436,524
		Consumer Non-Cyclical - Health Care—1.6%
420,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 3.20%, 10/1/2022	410,326
940,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 7/15/2023	942,788
890,000	[1,2]	Bayer US Finance LLC, Unsecd. Note, Series 144A, 2.375%, 10/8/2019	891,274
740,000		Becton Dickinson & Co., Sr. Unsecd. Note, 3.734%, 12/15/2024	748,170
500,000		Zimmer Biomet Holdings, Inc., Sr. Unsecd. Note, 2.70%, 4/1/2020	494,386
130,000		Zimmer Biomet Holdings, Inc., Sr. Unsecd. Note, 3.55%, 4/1/2025	126,639
		TOTAL	3,613,583
		Consumer Non-Cyclical - Pharmaceuticals—1.3%
475,000		AbbVie, Inc., Sr. Unsecd. Note, 2.50%, 5/14/2020	470,786
300,000		AbbVie, Inc., Sr. Unsecd. Note, 3.60%, 5/14/2025	296,702
180,000		Biogen Idec, Inc., Sr. Unsecd. Note, 2.90%, 9/15/2020	179,801
210,000		Biogen Idec, Inc., Sr. Unsecd. Note, 4.05%, 9/15/2025	211,501
500,000		Celgene Corp., Sr. Unsecd. Note, 2.875%, 8/15/2020	496,957
340,000		Celgene Corp., Sr. Unsecd. Note, 3.875%, 8/15/2025	339,594
300,000		Dentsply International, Inc., Sr. Unsecd. Note, 2.75%, 8/15/2016	302,264
330,000		Gilead Sciences, Inc., Sr. Unsecd. Note, 3.50%, 2/1/2025	333,159
420,000		Gilead Sciences, Inc., Sr. Unsecd. Note, 3.65%, 3/1/2026	424,258
		TOTAL	3,055,022
		Consumer Non-Cyclical - Supermarkets—0.3%
610,000		Kroger Co., Bond, 6.90%, 4/15/2038	756,054
Annual Shareholder Report
7

Principal Amount			Value
		CORPORATE BONDS—continued
		Consumer Non-Cyclical - Tobacco—0.6%
$290,000	[1,2]	BAT International Finance PLC, Sr. Unsecd. Note, Series 144A, 3.95%, 6/15/2025	$299,116
450,000		Reynolds American, Inc., Sr. Unsecd. Note, 3.25%, 6/12/2020	457,853
100,000		Reynolds American, Inc., Sr. Unsecd. Note, 4.45%, 6/12/2025	104,839
360,000		Reynolds American, Inc., Sr. Unsecd. Note, Series, 7.00%, 8/4/2041	405,886
		TOTAL	1,267,694
		Energy - Independent—0.5%
600,000		Anadarko Petroleum Corp., Sr. Unsecd. Note, 3.45%, 7/15/2024	534,252
232,000		Apache Corp., Sr. Unsecd. Note, 3.25%, 4/15/2022	221,290
475,000		Marathon Oil Corp., Sr. Unsecd. Note, 3.85%, 6/1/2025	383,083
		TOTAL	1,138,625
		Energy - Integrated—2.5%
1,300,000		BP Capital Markets PLC, 1.375%, 5/10/2018	1,281,891
1,000,000		BP Capital Markets PLC, Sr. Unsecd. Note, 3.994%, 9/26/2023	1,023,756
530,000	[1,2]	CNPC Hong Kong Overseas Capital Ltd., Company Guarantee, Series 144A, 5.95%, 4/28/2041	621,954
585,000		Husky Energy, Inc., 4.00%, 4/15/2024	536,377
1,250,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	1,299,423
800,000		Petroleos Mexicanos, Company Guarantee, 5.50%, 1/21/2021	808,960
175,000		Petroleos Mexicanos, Sr. Unsecd. Note, 4.875%, 1/18/2024	163,625
		TOTAL	5,735,986
		Energy - Midstream—2.3%
350,000	[1,2]	Columbia Pipeline Group, Inc., Sr. Unsecd. Note, Series 144A, 3.30%, 6/1/2020	341,281
200,000	[1,2]	Columbia Pipeline Group, Inc., Sr. Unsecd. Note, Series 144A, 4.50%, 6/1/2025	181,615
300,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.05%, 3/15/2025	246,965
565,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.90%, 2/1/2024	504,580
460,000		Enterprise Products Operating LLC, 3.90%, 2/15/2024	430,082
280,000	[1,2]	Florida Gas Transmission Co. LLC, Sr. Unsecd. Note, Series 144A, 5.45%, 7/15/2020	297,603
1,600,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.30%, 9/15/2020	1,585,859
540,000	[1,2]	Texas Eastern Transmission LP, Sr. Unsecd. Note, Series 144A, 2.80%, 10/15/2022	480,738
610,000		Williams Partners LP, 5.25%, 3/15/2020	567,107
360,000		Williams Partners LP, Sr. Unsecd. Note, 3.90%, 1/15/2025	271,143
380,000		Williams Partners LP, Sr. Unsecd. Note, 4.125%, 11/15/2020	339,656
		TOTAL	5,246,629
		Energy - Oil Field Services—0.8%
450,000		Noble Holding International Ltd., Company Guarantee, 4.90%, 8/1/2020	342,409
300,000	[1,2]	Schlumberger Holdings Corp., Sr. Unsecd. Note, Series 144A, 3.00%, 12/21/2020	296,507
300,000	[1,2]	Schlumberger Holdings Corp., Sr. Unsecd. Note, Series 144A, 4.00%, 12/21/2025	296,795
1,000,000		Weatherford International Ltd., 6.00%, 3/15/2018	923,350
		TOTAL	1,859,061
		Energy - Refining—0.6%
275,000		Marathon Petroleum Corp., Sr. Unsecd. Note, 3.625%, 9/15/2024	256,863
225,000		Phillips 66, Sr. Unsecd. Note, 4.875%, 11/15/2044	201,550
215,000		Valero Energy Corp., 7.50%, 4/15/2032	236,194
635,000		Valero Energy Corp., Sr. Unsecd. Note, 6.625%, 6/15/2037	639,860
		TOTAL	1,334,467
		Financial Institution - Banking—21.6%
750,000		American Express Credit Corp., Series MTN, 1.55%, 9/22/2017	749,924
600,000		American Express Credit Corp., Sr. Unsecd. Note, Series F, 2.60%, 9/14/2020	602,078
1,180,000		Associated Banc-Corp., Sr. Unsecd. Note, 5.125%, 3/28/2016	1,186,481
450,000		Associated Banc-Corp., Sub., 4.25%, 1/15/2025	451,332
500,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.25%, 2/1/2019	502,288
Annual Shareholder Report
8

Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$1,000,000		Bank of America Corp., Series L, 2.65%, 4/1/2019	$1,002,986
500,000		Bank of America Corp., Series MTN, 3.875%, 8/1/2025	508,623
1,000,000		Bank of America Corp., Sr. Unsecd. Note, 2.00%, 1/11/2018	999,308
825,000		Bank of America Corp., Sr. Unsecd. Note, 5.75%, 12/1/2017	882,990
975,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 1.70%, 8/25/2017	972,679
2,000,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 5.00%, 5/13/2021	2,187,934
700,000		Bank of America Corp., Sub. Note, Series L, 3.95%, 4/21/2025	683,012
600,000		Bank of Montreal, Sr. Unsecd. Note, Series MTN, 1.45%, 4/9/2018	597,300
700,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.30%, 9/11/2019	702,663
550,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 3.25%, 9/11/2024	554,540
500,000		Branch Banking & Trust Co., Sub. Note, 3.80%, 10/30/2026	508,343
700,000		Capital One Bank, Sr. Unsecd. Note, 2.40%, 9/5/2019	693,235
620,000		Capital One Bank, Sr. Unsecd. Note, Series BKNT, 2.15%, 11/21/2018	615,094
190,000		Capital One Financial Corp., Sr. Sub., 4.20%, 10/29/2025	188,068
340,000		Capital One Financial Corp., Sr. Unsecd. Note, 2.45%, 4/24/2019	340,961
1,000,000		Citigroup, Inc., Sr. Note, 5.375%, 8/9/2020	1,116,134
150,000		Citigroup, Inc., Sr. Unsecd. Note, 4.50%, 1/14/2022	160,895
500,000		Citigroup, Inc., Sub. Note, 4.40%, 6/10/2025	506,210
910,000	[1,2]	Citizens Financial Group, Inc., Sub. Note, Series 144A, 4.15%, 9/28/2022	914,549
480,000		City National Corp., Sr. Unsecd. Note, 5.25%, 9/15/2020	534,334
1,000,000		Comerica Bank, Sub. Note, 5.20%, 8/22/2017	1,049,409
400,000		Compass Bank, Birmingham, Sr. Unsecd. Note, Series BKNT, 2.75%, 9/29/2019	396,486
500,000		Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	459,526
445,000		Fifth Third Bancorp, Sr. Unsecd. Note, 2.875%, 7/27/2020	445,151
1,000,000		Fifth Third Bancorp, Sub., 5.45%, 1/15/2017	1,036,937
1,000,000		Goldman Sachs Group, Inc., 2.60%, 4/23/2020	998,738
1,000,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.50%, 1/23/2025	985,466
500,000		Goldman Sachs Group, Inc., Sub. Note, 4.25%, 10/21/2025	497,475
1,840,000		HSBC USA, Inc., Sr. Unsecd. Note, 1.625%, 1/16/2018	1,831,600
250,000		Huntington National Bank, Sr. Unsecd. Note, 1.70%, 2/26/2018	247,372
600,000		Huntington National Bank, Sr. Unsecd. Note, 2.20%, 4/1/2019	596,078
250,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 2.35%, 1/28/2019	251,176
500,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 4.25%, 10/15/2020	530,996
1,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 4.50%, 1/24/2022	1,079,476
2,000,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	1,969,902
500,000		JPMorgan Chase & Co., Sub., 3.875%, 9/10/2024	498,536
260,000		MUFG Americas Holdings Corp., Sr. Unsecd. Note, 3.00%, 2/10/2025	249,544
410,000		MUFG Union Bank, N.A., Sr. Unsecd. Note, 2.25%, 5/6/2019	409,549
250,000		MUFG Union Bank, N.A., Sr. Unsecd. Note, 2.625%, 9/26/2018	252,552
2,440,000		Manufacturers & Traders Trust Co., Sub. Note, Series BKNT, 5.629%, 12/1/2021	2,410,842
350,000		Morgan Stanley, Sr. Unsecd. Note, 4.75%, 3/22/2017	362,638
970,000		Morgan Stanley, Sr. Unsecd. Note, 5.75%, 1/25/2021	1,090,797
500,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 5.50%, 7/24/2020	556,928
2,010,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 6.625%, 4/1/2018	2,205,400
250,000		Morgan Stanley, Sub. Note, 5.00%, 11/24/2025	266,061
1,000,000		Morgan Stanley, Sub. Note, Series MTN, 4.10%, 5/22/2023	1,012,532
2,110,000		Murray Street Investment Trust I, Sr. Unsecd. Note, 4.647%, 3/9/2017	2,174,621
400,000		PNC Funding Corp., Sub. Note, 5.625%, 2/1/2017	415,980
1,500,000	[1,2]	PNC Preferred Funding LLC, Jr. Sub. Note, Series 144A, 2.162%, 3/29/2049	1,338,750
700,000		State Street Corp., Sr. Unsecd. Note, 3.30%, 12/16/2024	707,711
Annual Shareholder Report
9

Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$530,000		SunTrust Banks, Inc., Sr. Unsecd. Note, 2.50%, 5/1/2019	$533,112
500,000		Wells Fargo & Co., Series MTN, 3.50%, 3/8/2022	515,905
1,175,000		Westpac Banking Corp., Sr. Unsecd. Note, 4.875%, 11/19/2019	1,280,985
1,900,000		Wilmington Trust Corp., Sub. Note, 8.50%, 4/2/2018	2,141,410
		TOTAL	48,961,602
		Financial Institution - Broker/Asset Mgr/Exchange—2.2%
170,000	[1,2]	Cantor Fitzgerald LP, Bond, Series 144A, 7.875%, 10/15/2019	186,950
370,000		Eaton Vance Corp., Sr. Unsecd. Note, 3.625%, 6/15/2023	373,870
96,000		Eaton Vance Corp., Sr. Unsecd. Note, 6.50%, 10/2/2017	102,533
350,000		Franklin Resources, Inc., Sr. Unsecd. Note, 4.625%, 5/20/2020	378,602
220,000		Invesco Finance PLC, Sr. Unsecd. Note, 3.75%, 1/15/2026	221,966
400,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.50%, 1/20/2043	370,935
835,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.875%, 4/15/2021	936,605
90,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 4.25%, 4/15/2016	90,690
193,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 5.625%, 4/1/2024	214,109
240,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 8.60%, 8/15/2019	286,719
640,000		Stifel Financial Corp., 4.25%, 7/18/2024	637,132
190,000		Stifel Financial Corp., Sr. Unsecd. Note, 3.50%, 12/1/2020	188,101
500,000		TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.625%, 4/1/2025	506,970
450,000	[1,2]	TIAA Asset Management Finance Co. LLC, Sr. Unsecd. Note, Series 144A, 2.95%, 11/1/2019	451,491
		TOTAL	4,946,673
		Financial Institution - Finance Companies—3.5%
1,560,000		Discover Bank, Sr. Unsecd. Note, 2.00%, 2/21/2018	1,550,492
463,000		Discover Bank, Sub., Series BKNT, 8.70%, 11/18/2019	548,387
487,000		Discover Financial Services, Sr. Unsecd. Note, 3.85%, 11/21/2022	483,657
1,216,000	[1,2]	GE Capital International Funding Co., Sr. Unsecd. Note, Series 144A, 2.342%, 11/15/2020	1,207,917
430,000		General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 4.625%, 1/7/2021	472,636
1,300,000		HSBC Finance Corp., Sr. Sub. Note, 6.676%, 1/15/2021	1,493,699
1,000,000	[1,2]	Lukoil International Finance BV, Series 144A, 6.356%, 6/7/2017	1,041,810
960,000	[1,2]	Macquarie Group Ltd., Sr. Unsecd. Note, Series 144A, 6.00%, 1/14/2020	1,060,875
		TOTAL	7,859,473
		Financial Institution - Insurance - Health—0.3%
250,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 2.70%, 7/15/2020	252,878
405,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 3.75%, 7/15/2025	418,388
		TOTAL	671,266
		Financial Institution - Insurance - Life—4.0%
580,000		Aflac, Inc., Sr. Unsecd. Note, 6.90%, 12/17/2039	750,890
800,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	823,586
500,000		Lincoln National Corp., Sr. Secd. Note, 8.75%, 7/1/2019	601,155
290,000		Lincoln National Corp., Sr. Unsecd. Note, 4.20%, 3/15/2022	303,649
1,270,000	[1,2]	Massachusetts Mutual Life Insurance Co., Sub. Note, Series 144A, 8.875%, 6/1/2039	1,847,525
1,300,000		MetLife, Inc., Sr. Unsecd. Note, 4.75%, 2/8/2021	1,423,965
500,000	[1,2]	New York Life Global Funding, Series 144A, 1.45%, 12/15/2017	499,040
350,000	[1,2]	Penn Mutual Life Insurance Co., Sr. Note, Series 144A, 7.625%, 6/15/2040	462,891
310,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 3.30%, 9/15/2022	309,900
235,000	[1,2]	Principal Life Global Funding II, Series 144A, 2.20%, 4/8/2020	233,167
400,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.60%, 5/15/2044	399,552
1,000,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 6.10%, 6/15/2017	1,059,821
250,000	[1]	Union Central Life Insurance Co., Note, Series 144A, 8.20%, 11/1/2026	328,249
		TOTAL	9,043,390
Annual Shareholder Report
10

Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - Insurance - P&C—2.1%
$250,000		ACE INA Holdings, Inc., 2.30%, 11/3/2020	$248,484
200,000		ACE INA Holdings, Inc., 3.35%, 5/3/2026	199,683
300,000		ACE INA Holdings, Inc., Sr. Unsecd. Note, 3.35%, 5/15/2024	303,331
330,000		CNA Financial Corp., 6.50%, 8/15/2016	339,845
680,000		CNA Financial Corp., Sr. Unsecd. Note, 5.875%, 8/15/2020	754,580
500,000	[1,2]	Liberty Mutual Group, Inc., Series 144A, 4.85%, 8/1/2044	464,867
1,000,000	[1,2]	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 8/15/2039	1,459,851
1,050,000	[1,2]	ZFS Finance USA Trust II, Jr. Sub. Note, Series 144A, 6.45%, 12/15/2065	1,066,275
		TOTAL	4,836,916
		Financial Institution - REIT - Apartment—0.6%
650,000		Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.75%, 6/15/2024	638,158
550,000		Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	534,266
300,000		UDR, Inc., Company Guarantee, 4.625%, 1/10/2022	320,265
		TOTAL	1,492,689
		Financial Institution - REIT - Healthcare—0.7%
960,000		Health Care REIT, Inc., Sr. Unsecd. Note, 6.125%, 4/15/2020	1,076,353
500,000		Healthcare Trust of America, 3.70%, 4/15/2023	485,649
		TOTAL	1,562,002
		Financial Institution - REIT - Office—1.1%
500,000		Alexandria Real Estate Equities, Inc., 2.75%, 1/15/2020	492,150
450,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 4.60%, 4/1/2022	467,717
680,000		Boston Properties LP, Sr. Unsecd. Note, 3.80%, 2/1/2024	692,921
200,000		Boston Properties LP, Sr. Unsecd. Note, 5.875%, 10/15/2019	222,216
700,000		HRPT Properties Trust, Sr. Unsecd. Note, 6.25%, 6/15/2017	723,151
		TOTAL	2,598,155
		Financial Institution - REIT - Other—1.0%
695,000		Host Hotels & Resorts LP, Sr. Unsecd. Note, Series E, 4.00%, 6/15/2025	667,768
750,000		ProLogis LP, Sr. Unsecd. Note, 3.35%, 2/1/2021	760,385
300,000		ProLogis LP, Sr. Unsecd. Note, 4.25%, 8/15/2023	316,190
450,000		WP Carey, Inc., Sr. Unsecd. Note, 4.60%, 4/1/2024	449,669
		TOTAL	2,194,012
		Financial Institution - REIT - Retail—1.1%
890,000		Equity One, Inc., Bond, 6.00%, 9/15/2017	942,293
450,000		Equity One, Inc., Sr. Unsecd. Note, 3.75%, 11/15/2022	435,219
100,000		Kimco Realty Corp., Sr. Unsecd. Note, 3.40%, 11/1/2022	99,264
921,000		Regency Centers LP, Company Guarantee, 4.80%, 4/15/2021	991,246
		TOTAL	2,468,022
		Municipal Services—1.3%
890,000	[1,2]	Army Hawaii Family Housing, Series 144A, 5.524%, 6/15/2050	979,953
1,775,000	[1,2]	Camp Pendleton & Quantico Housing LLC, Series 144A, 5.572%, 10/1/2050	1,925,147
		TOTAL	2,905,100
		Sovereign—1.2%
225,000		Colombia, Government of, Sr. Unsecd. Note, 4.375%, 7/12/2021	226,125
560,000		Corp Andina De Fomento, Sr. Unsecd. Note, 3.75%, 1/15/2016	560,454
320,000		Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 6/15/2022	341,472
510,000		Inter-American Development Bank, Series MTN, 6.75%, 7/15/2027	704,641
900,000	[1,2]	Qatar, Government of, Series 144A, 5.25%, 1/20/2020	994,275
		TOTAL	2,826,967
		Technology—4.9%
500,000		Adobe Systems, Inc., Sr. Unsecd. Note, 3.25%, 2/1/2025	489,189
Annual Shareholder Report
11

Principal Amount			Value
		CORPORATE BONDS—continued
		Technology—continued
$400,000		Apple, Inc., Sr. Unsecd. Note, 1.00%, 5/3/2018	$396,995
250,000		Apple, Inc., Sr. Unsecd. Note, 2.40%, 5/3/2023	243,978
400,000		Apple, Inc., Sr. Unsecd. Note, 3.20%, 5/13/2025	405,572
125,000		Apple, Inc., Sr. Unsecd. Note, 4.45%, 5/6/2044	126,433
600,000		Autodesk, Inc., Sr. Unsecd. Note, 3.125%, 6/15/2020	596,983
340,000		Automatic Data Processing, Inc., 3.375%, 9/15/2025	347,317
1,200,000		BMC Software, Inc., 7.25%, 6/1/2018	994,500
430,000		Corning, Inc., Unsecd. Note, 4.75%, 3/15/2042	405,093
915,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.50%, 4/15/2023	875,102
305,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.875%, 6/5/2024	295,045
130,000	[1,2]	Flextronics International Ltd., Sr. Unsecd. Note, Series 144A, 4.75%, 6/15/2025	126,913
300,000	[1,2]	Hewlett Packard Enterprise Co., Sr. Unsecd. Note, Series 144A, 2.85%, 10/5/2018	300,088
300,000	[1,2]	Hewlett Packard Enterprise Co., Sr. Unsecd. Note, Series 144A, 3.60%, 10/15/2020	301,043
670,000		Ingram Micro, Inc., Sr. Unsecd. Note, 5.00%, 8/10/2022	676,994
250,000		Intel Corp., Sr. Unsecd. Note, 2.45%, 7/29/2020	253,131
500,000		Intel Corp., Sr. Unsecd. Note, 3.70%, 7/29/2025	517,873
460,000		Keysight Technologies, Inc., 4.55%, 10/30/2024	443,048
300,000	[1,2]	Molex Electronics Technologies LLC, Sr. Unsecd. Note, Series 144A, 2.878%, 4/15/2020	292,593
190,000	[1,2]	Molex Electronics Technologies LLC, Unsecd. Note, Series 144A, 3.90%, 4/15/2025	178,228
750,000		Oracle Corp., Sr. Unsecd. Note, 2.80%, 7/8/2021	760,320
750,000		Oracle Corp., Sr. Unsecd. Note, 3.40%, 7/8/2024	762,814
285,000		SAIC, Inc., Company Guarantee, 5.95%, 12/1/2040	268,059
195,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	196,867
670,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.875%, 1/15/2019	701,501
250,000		Verisk Analytics, Inc., Unsecd. Note, 4.00%, 6/15/2025	243,337
		TOTAL	11,199,016
		Transportation - Airlines—0.1%
158,222		Continental Airlines, Inc., Equip. Trust, Series 991A, 6.545%, 2/2/2019	168,499
		Transportation - Railroads—1.3%
82,299		Burlington Northern Santa Fe Corp., Pass Thru Cert., Series 99-2, 7.57%, 1/2/2021	90,902
1,100,000		Burlington Northern Santa Fe Corp., Sr. Unsecd. Note, 3.45%, 9/15/2021	1,126,294
1,250,000	[1,2]	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, Series 144A, 3.00%, 5/15/2023	1,185,023
300,000		Union Pacific Corp., Sr. Unsecd. Note, 3.646%, 2/15/2024	313,613
150,000		Union Pacific Corp., Sr. Unsecd. Note, 3.75%, 3/15/2024	157,542
		TOTAL	2,873,374
		Transportation - Services—1.9%
995,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., Series 144A, 6.375%, 10/15/2017	1,069,001
530,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, Series 144A, 5.625%, 3/15/2042	570,874
1,120,000	[1,2]	Penske Truck Leasing Co. LP & PTL Finance Corp., Series 144A, 3.75%, 5/11/2017	1,142,963
500,000	[1,2]	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, Series 144A, 3.375%, 2/1/2022	486,184
425,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.45%, 11/15/2018	424,975
625,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.50%, 6/1/2017	638,743
		TOTAL	4,332,740
		Utility - Electric—5.6%
310,000	[1,2]	AEP Texas Central Co., Sr. Unsecd. Note, Series 144A, 3.85%, 10/1/2025	314,136
420,000		Ameren Corp., Sr. Unsecd. Note, 2.70%, 11/15/2020	419,032
880,000		American Electric Power Co., Inc., Sr. Unsecd. Note, Series F, 2.95%, 12/15/2022	871,102
1,000,000		Berkshire Hathaway Energy Co., 3.50%, 2/1/2025	993,637
1,126,156		Bruce Mansfield Unit 1 2, Pass Thru Cert., 6.85%, 6/1/2034	1,132,643
1,000,000	[1,2]	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 12/29/2049	954,750
Annual Shareholder Report
12

Principal Amount			Value
		CORPORATE BONDS—continued
		Utility - Electric—continued
$975,000		Entergy Louisiana LLC, 1st Mtg. Bond, 5.40%, 11/1/2024	$1,115,282
550,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.25%, 6/15/2022	558,034
500,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 5.75%, 10/1/2041	484,850
220,000		FirstEnergy Solutions Corp., Company Guarantee, 6.05%, 8/15/2021	235,067
235,000		Great Plains Energy, Inc., Note, 4.85%, 6/1/2021	252,800
438,098	[1,2]	Great River Energy, 1st Mtg. Note, Series 144A, 5.829%, 7/1/2017	448,904
900,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.40%, 9/15/2019	887,783
366,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.70%, 9/15/2019	364,704
500,000		Northeast Utilities, Sr. Unsecd. Note, 1.60%, 1/15/2018	495,011
1,090,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 4.20%, 6/15/2022	1,136,322
425,000		PSEG Power LLC, Sr. Unsecd. Note, 4.15%, 9/15/2021	432,856
230,000		TECO Finance, Inc., Company Guarantee, 5.15%, 3/15/2020	247,255
800,000		UIL Holdings Corp., Sr. Unsecd. Note, 4.625%, 10/1/2020	843,368
66,915		Waterford 3 Funding Corp., 8.09%, 1/2/2017	66,772
450,000		Wisconsin Energy Corp., Sr. Unsecd. Note, 3.55%, 6/15/2025	453,488
		TOTAL	12,707,796
		Utility - Natural Gas—1.3%
1,000,000		Enbridge Energy Partners LP, Sr. Unsecd. Note, 4.20%, 9/15/2021	954,961
1,600,000		National Fuel Gas Co., Sr. Unsecd. Note, 3.75%, 3/1/2023	1,484,265
200,000		Sempra Energy, Sr. Unsecd. Note, 3.55%, 6/15/2024	199,274
300,000	[1,2]	Southeast Supply Header LLC, Sr. Unsecd. Note, Series 144A, 4.25%, 6/15/2024	288,390
		TOTAL	2,926,890
		TOTAL CORPORATE BONDS (IDENTIFIED COST $217,755,045)	219,305,827
		MORTGAGE-BACKED SECURITIES—0.1%
		Federal Home Loan Mortgage Corporation—0.0%
1,410		Federal Home Loan Mortgage Corp., Pool C01051, 8.00%, 9/1/2030	1,688
		Federal National Mortgage Association—0.0%
77		Federal National Mortgage Association, Pool 50276, 9.50%, 2/1/2020	85
		Government National Mortgage Association—0.1%
3,408		Government National Mortgage Association, Pool 1512, 7.50%, 12/20/2023	3,900
4,602		Government National Mortgage Association, Pool 2630, 6.50%, 8/20/2028	5,281
5,898		Government National Mortgage Association, Pool 2631, 7.00%, 8/20/2028	6,864
8,946		Government National Mortgage Association, Pool 2658, 6.50%, 10/20/2028	10,271
12,879		Government National Mortgage Association, Pool 2701, 6.50%, 1/20/2029	14,791
803		Government National Mortgage Association, Pool 276337, 10.00%, 8/15/2019	894
9,169		Government National Mortgage Association, Pool 2796, 7.00%, 8/20/2029	10,695
2,361		Government National Mortgage Association, Pool 3039, 6.50%, 2/20/2031	2,723
5,650		Government National Mortgage Association, Pool 3040, 7.00%, 2/20/2031	6,605
19,134		Government National Mortgage Association, Pool 3188, 6.50%, 1/20/2032	22,059
15,546		Government National Mortgage Association, Pool 3239, 6.50%, 5/20/2032	17,957
31,938		Government National Mortgage Association, Pool 3261, 6.50%, 7/20/2032	36,906
1,527		Government National Mortgage Association, Pool 493514, 8.00%, 9/15/2030	1,762
5,634		Government National Mortgage Association, Pool 516688, 8.00%, 8/15/2029	6,788
		TOTAL	147,496
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $129,119)	149,269
		MUNICIPAL BOND—0.1%
		Municipal Services—0.1%
410,000		Chicago, IL, Taxable Project and Refunding Series 2012B GO Bonds, 5.432%, 1/1/2042 (IDENTIFIED COST $410,000)	347,200
Annual Shareholder Report
13

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATION—0.3%
	Commercial Mortgage—0.3%
$732,638	TIAA Seasoned Commercial Mortgage Trust 2007-C4, Class AJ, 5.510%, 8/15/2039 (IDENTIFIED COST $726,933)	$732,596
	REPURCHASE AGREEMENT—1.7%
3,818,000	Interest in $600,000,000 joint repurchase agreement 0.32%, dated 12/31/2015 under which Bank of America, N.A. will repurchase securities provided as collateral for $600,021,333 on 1/4/2016. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 2/25/2044 and the market value of those underlying securities was $618,021,974. (AT COST)	3,818,000
	TOTAL INVESTMENTS—98.8% (IDENTIFIED COST $222,839,097)[3]	224,352,892
	OTHER ASSETS AND LIABILITIES - NET—1.2%[4]	2,613,392
	TOTAL NET ASSETS—100%	$226,966,284
At December 31, 2015, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
5U.S. Treasury Note 10-Year Long Futures	185	$23,292,656	March 2016	$(22,661)
5U.S. Treasury Long Bond Short Futures	94	$14,452,500	March 2016	$(64,727)
5U.S. Treasury Ultra Bond Short Futures	38	$6,030,125	March 2016	$(76,094)
5U.S. Treasury Note 2-Year Short Futures	75	$16,292,578	March 2016	$9,206
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(154,276)
Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2015, these restricted securities amounted to $47,762,092, which represented 21.0% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2015, these liquid restricted securities amounted to $46,341,536, which represented 20.4% of total net assets.
3	The cost of investments for federal tax purposes amounts to $222,839,326.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
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14

The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$219,305,827	$—	$219,305,827
Mortgage-Backed Securities	—	149,269	—	149,269
Municipal Bond	—	347,200	—	347,200
Collateralized Mortgage Obligation	—	732,596	—	732,596
Repurchase Agreement	—	3,818,000	—	3,818,000
TOTAL SECURITIES	$—	$224,352,892	$—	$224,352,892
Other Financial Instruments*
Assets	$9,206	$—	$—	$9,206
Liabilities	(163,482)	—	—	(163,482)
TOTAL OTHER FINANCIAL INSTRUMENTS*	$(154,276)	$—	$—	$(154,276)
*	Other financial instruments include futures contracts.
The following acronyms are used throughout this portfolio:
GO	—General Obligation
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.42	$11.43	$11.80	$11.21	$11.55
Income From Investment Operations:
Net investment income[1]	0.37	0.40	0.41	0.44	0.50
Net realized and unrealized gain (loss) on investments and futures contracts	(0.39)	0.03	(0.29)	0.62	(0.24)
TOTAL FROM INVESTMENT OPERATIONS	(0.02)	0.43	0.12	1.06	0.26
Less Distributions:
Distributions from net investment income	(0.43)	(0.44)	(0.49)	(0.47)	(0.60)
Net Asset Value, End of Period	$10.97	$11.42	$11.43	$11.80	$11.21
Total Return[2]	(0.24)%	3.79%	1.04%	9.72%	2.27%
Ratios to Average Net Assets:
Net expenses[3]	0.73%	0.73%	0.73%	0.73%	0.70%
Net investment income	3.30%	3.53%	3.55%	3.86%	4.44%
Expense waiver/reimbursement	0.05%	0.04%	0.06%	0.03%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$198,990	$220,355	$230,647	$255,527	$265,952
Portfolio turnover	17%	18%	23%	37%	35%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.37	$11.38	$11.75	$11.16	$11.50
Income From Investment Operations:
Net investment income[1]	0.34	0.38	0.38	0.41	0.48
Net realized and unrealized gain (loss) on investments and futures contracts	(0.38)	0.01	(0.29)	0.62	(0.25)
TOTAL FROM INVESTMENT OPERATIONS	(0.04)	0.39	0.09	1.03	0.23
Less Distributions:
Distributions from net investment income	(0.40)	(0.40)	(0.46)	(0.44)	(0.57)
Net Asset Value, End of Period	$10.93	$11.37	$11.38	$11.75	$11.16
Total Return[2]	(0.44)%	3.51%	0.75%	9.45%	1.99%
Ratios to Average Net Assets:
Net expenses	0.98%	0.98%	0.98%	0.98%	0.95%
Net investment income	3.04%	3.29%	3.29%	3.62%	4.21%
Expense waiver/reimbursement[3]	0.05%	0.04%	0.06%	0.03%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$27,977	$33,857	$38,536	$47,074	$52,191
Portfolio turnover	17%	18%	23%	37%	35%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Assets and Liabilities
December 31, 2015
Assets:
Total investment in securities, at value (identified cost $222,839,097)		$224,352,892
Cash		553
Restricted cash (Note 2)		377,625
Income receivable		2,409,673
Receivable for shares sold		24,483
TOTAL ASSETS		227,165,226
Liabilities:
Payable for shares redeemed	$93,980
Payable for daily variation margin on futures contracts	33,595
Payable to adviser (Note 5)	2,975
Payable for auditing fees	24,190
Payable for portfolio accounting fees	26,885
Payable for transfer agent fee	4,576
Payable for distribution services fee (Note 5)	6,022
Accrued expenses (Note 5)	6,719
TOTAL LIABILITIES		198,942
Net assets for 20,703,176 shares outstanding		$226,966,284
Net Assets Consist of:
Paid-in capital		$219,704,171
Net unrealized appreciation of investments and futures contracts		1,359,519
Accumulated net realized loss on investments and futures contracts		(2,040,171)
Undistributed net investment income		7,942,765
TOTAL NET ASSETS		$226,966,284
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$198,989,734 ÷ 18,143,077 shares outstanding, no par value, unlimited shares authorized		$10.97
Service Shares:
$27,976,550 ÷ 2,560,099 shares outstanding, no par value, unlimited shares authorized		$10.93
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Operations
Year Ended December 31, 2015
Investment Income:
Interest		$9,812,092
Expenses:
Investment adviser fee (Note 5)	$1,460,719
Administrative fee (Note 5)	190,502
Custodian fees	13,691
Transfer agent fee	24,483
Directors'/Trustees' fees (Note 5)	2,564
Auditing fees	25,190
Legal fees	8,894
Portfolio accounting fees	109,931
Distribution services fee (Note 5)	78,311
Printing and postage	70,115
Miscellaneous (Note 5)	9,721
TOTAL EXPENSES	1,994,121
Waiver of investment adviser fee (Note 5)	(126,673)
Net expenses		1,867,448
Net investment income		7,944,644
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments		2,373,930
Net realized loss on futures contracts		(712,079)
Net change in unrealized appreciation of investments		(10,937,762)
Net change in unrealized depreciation of futures contracts		930,827
Net realized and unrealized loss on investments and futures contracts		(8,345,084)
Change in net assets resulting from operations		$(400,440)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Changes in Net Assets
Year Ended December 31	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$7,944,644	$9,266,245
Net realized gain (loss) on investments and futures contracts	1,661,851	(2,073,574)
Net change in unrealized appreciation/depreciation of investments and futures contracts	(10,006,935)	2,748,349
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(400,440)	9,941,020
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(8,119,140)	(8,630,882)
Service Shares	(1,147,215)	(1,321,729)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,266,355)	(9,952,611)
Share Transactions:
Proceeds from sale of shares	11,390,887	17,000,776
Net asset value of shares issued to shareholders in payment of distributions declared	9,266,355	9,952,611
Cost of shares redeemed	(38,235,928)	(41,913,330)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(17,578,686)	(14,959,943)
Change in net assets	(27,245,481)	(14,971,534)
Net Assets:
Beginning of period	254,211,765	269,183,299
End of period (including undistributed net investment income of $7,942,765 and $9,264,476, respectively)	$226,966,284	$254,211,765
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Notes to Financial Statements
December 31, 2015
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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21

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Primary Shares and Service Shares may bear distribution services fees unique to those classes. The detail of total fund expense waivers of $126,673 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization/Paydown Gains and Losses
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Annual Shareholder Report
22

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage yield curve and duration risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account either a specified amount of cash which is shown as Restricted Cash in the Statement of Assets and Liabilities or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $20,225,148 and $33,203,427, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at December 31, 2015, is as follows:
Security	Acquisition Date	Cost	Market Value
Football Trust V, Pass Thru Cert., Series 144A, 5.35%, 10/5/2020	3/24/2010	$1,000,000	$1,092,307
Union Central Life Insurance Co., Note, Series 144A, 8.20%, 11/1/2026	5/14/1999–9/29/1999	$248,411	$328,249
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin on futures contracts	$154,276*
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(712,079)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$930,827
Annual Shareholder Report
23

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2015		2014
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	928,581	$10,421,996	1,374,350	$15,753,134
Shares issued to shareholders in payment of distributions declared	726,870	8,119,140	770,614	8,630,882
Shares redeemed	(2,812,663)	(31,480,004)	(3,026,001)	(34,660,458)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(1,157,212)	$(12,938,868)	(881,037)	$(10,276,442)

Year Ended December 31	2015		2014
Service Shares:	Shares	Amount	Shares	Amount
Share Sold	86,688	$968,891	108,783	$1,247,642
Shares issued to shareholders in payment of distributions declared	102,889	1,147,215	118,223	1,321,729
Shares redeemed	(606,340)	(6,755,924)	(635,688)	(7,252,872)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(416,763)	$(4,639,818)	(408,682)	$(4,683,501)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,573,975)	$(17,578,686)	(1,289,719)	$(14,959,943)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2015 and 2014, was as follows:
	2015	2014
Ordinary income	$9,266,355	$9,952,611
As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$7,942,765
Net unrealized appreciation	$1,513,566
Capital loss carryforwards	$(2,194,218)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At December 31, 2015, the cost of investments for federal tax purposes was $222,839,326. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from futures contracts was $1,513,566. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $6,095,788 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,582,222.
At December 31, 2015, the Fund had a capital loss carryforward of $2,194,218 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$635,614	$—	$635,614
2017	$1,558,604	NA	$1,558,604
The Fund used capital loss carryforwards of $2,592,677 to offset capital gains realized during the year ended December 31, 2015.
Annual Shareholder Report
24

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2015, the Adviser voluntarily waived $126,673 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2015, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$78,311
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2015, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2015, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC and FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. The total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.73% and 0.98% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2015, the Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These sale transactions complied with Rule 17a-7 under the Act and amounted to $241,448.
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25

General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2015, were as follows:
Purchases	$41,420,428
Sales	$56,012,099
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2015, there were no outstanding loans. During the year ended December 31, 2015, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2015, there were no outstanding loans. During the year ended December 31, 2015, the program was not utilized.
Annual Shareholder Report
26

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED QUALITY BOND FUND II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Quality Bond Fund II (the “Fund”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Quality Bond Fund II as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 12, 2016
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27

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$991.00	$3.66
Service Shares	$1,000	$989.10	$4.91
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.53	$3.72
Service Shares	$1,000	$1,020.27	$4.99
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.73%
Service Shares	0.98%
Annual Shareholder Report
28

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Annual Shareholder Report
29

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: October 1993	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report
30

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
31

Evaluation and Approval of Advisory Contract–May 2015
Federated Quality Bond Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them
Annual Shareholder Report
32

(including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Annual Shareholder Report
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Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
34

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Quality Bond Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916884
CUSIP 313916785
G00433-14 (2/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2015
Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2015 through December 31, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Fund for U.S. Government Securities II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2015, was 0.52%. The Fund's custom benchmark (“Blended Index”),1 which consists of a 67%/33% blend of the Barclays Mortgage-Backed Securities Index and Barclays Government Index, returned 1.30% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the most significant factors affecting the Fund's performance relative to the Blended Index included: (a) sector allocation; (b) yield curve; and (c) duration.2
MARKET OVERVIEW
The U.S. economy created jobs at a relatively rapid clip during the reporting period, driving the unemployment rate downward and giving the Federal Open Market Committee confidence to raise interest rates. While the U.S. economy expanded at a moderate rate, falling commodity prices and concerns about the pace of Chinese economic growth roiled various markets. Central banks across the globe accelerated the easing of monetary policy.
Payroll growth averaged over 200,000 jobs per month in the U.S. with economic expansion growing at roughly 2%. A wide range of commodity prices declined, including oil which posted a significant decline, resulting in a boost for consumer disposable income. Consumer spending increased as a result, with car and truck sales notably strong, as fuel prices fell. While U.S. consumption was steady, central banks in Europe and Asia launched additional quantitative easing programs in an attempt to elevate growth and combat disinflationary trends.
Most credit sectors such as investment-grade corporates and high yield lagged, to a significant degree, relative to their U.S. Treasury counterparts during the reporting period.3 Agency debt and agency-issued commercial mortgage-backed securities (MBS)4 slightly outperformed similar duration Treasuries in a year marked by low total rates of return across the fixed-income market.5 In response to the change in monetary policy, Treasury yields increased across the maturity spectrum but to a greater degree for short-term maturities. The 2- and 10-year Treasury yields increased 38 and 10 basis points to 1.05% and 2.27%, respectively.
Sector Allocation
Allocations to agency-issued commercial MBS, asset-backed securities, agency debt and conventional MBS proved beneficial as the sectors posted modestly positive excess returns. Overall, sector strategy positively impacted Fund performance.
YIELD CURVE
Generally speaking, Fund management expected yields to increase during the course of the reporting period with short to intermediate maturities rising to a greater degree than long maturities. The increase in intermediate yields—notably the 5-year Treasury–were not realized to the extent forecasted. As a result, the yield curve strategy acted as a drag on Fund performance.
Duration
During the reporting period, tactical moves were made based on forecasted moves in interest rates. Overall, effective duration was, on average, below that of the Index. This interest rate stance was achieved through the use of traditional cash bond investments as well as derivatives in the form of Treasury futures contracts.6 Interest rate strategy had a small, negative impact on Fund performance.
1	The Barclays Mortgage-Backed Securities Index and Barclays Government Index returned 1.51% and 0.86%, respectively. The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests. Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
3	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
4	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report
1

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Fund for U.S. Government Securities II from December 31, 2005 to December 31, 2015, compared to the Barclays Mortgage-Backed Securities Index (BMBS),2 the Barclays Government Index (BGI)3 and a blended index comprised of 67% Barclays Mortgage-Backed Securities Index and 33% Barclays Government Index (“Blended Index”).2,3 The Average Annual Total Return table below shows returns averaged over the stated periods.
GROWTH OF A $10,000 INVESTMENT
Growth of $10,000 as of December 31, 2015
Average Annual Total Returns for the Period Ended 12/31/2015
	1 Year	5 Years	10 Years
Fund	0.52%	2.33%	3.66%
BMBS	1.51%	2.96%	4.64%
BGI	0.86%	2.77%	4.10%
Blended Index	1.30%	2.90%	4.46%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BMBS, BGI and Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The BGI is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. The index is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
2

Portfolio of Investments Summary Table (unaudited)
At December 31, 2015, the Fund's portfolio composition1 was as follows:
Type of Investments	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	42.4%
U.S. Treasury Securities	19.7%
U.S. Government Agency Commercial Mortgage-Backed Securities	17.2%
Non-Agency Mortgage-Backed Securities	6.6%
Non-Agency Commercial Mortgage-Backed Securities	3.7%
U.S. Government Agency Securities	3.1%
Asset-Backed Securities	2.9%
Repurchase Agreements[2]	4.1%
Other Assets and Liabilities—Net[3]	0.3%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
3

Portfolio of Investments
December 31, 2015
Principal Amount			Value
		U.S. TREASURY—19.7%
		U.S. Treasury Bonds—2.4%
$750,000		2.500%, 2/15/2045	$673,477
1,000,000		2.750%, 8/15/2042	956,615
1,200,000		2.875%, 8/15/2045	1,166,406
1,250,000		3.000%, 11/15/2044	1,246,484
		TOTAL	4,042,982
		U.S. Treasury Notes—17.3%
2,000,000		0.875%, 7/31/2019	1,955,286
7,000,000		1.375%, 2/29/2020 - 9/30/2020	6,900,990
2,000,000		1.500%, 8/31/2018	2,013,971
1,750,000		1.625%, 7/31/2020	1,742,161
7,250,000		2.000%, 2/15/2023 - 8/15/2025	7,141,132
2,000,000		2.375%, 8/15/2024	2,021,443
1,500,000		2.750%, 2/15/2024	1,562,743
5,500,000		3.125%, 5/15/2021	5,849,980
		TOTAL	29,187,706
		TOTAL U.S. TREASURY (IDENTIFIED COST $33,029,821)	33,230,688
		ASSET-BACKED SECURITIES—2.9%
		Auto Receivables—2.9%
1,223,000		Capital Auto Receivables Asset Trust 2015-2, Class D, 3.160%, 11/20/2020	1,221,469
1,725,000		Santander Drive Auto Receivables Trust 2014-3, Class D, 2.650%, 8/17/2020	1,721,400
2,030,000		Santander Drive Auto Receivables Trust 2015-2, Class D, 3.020%, 4/15/2021	2,012,744
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $4,968,998)	4,955,613
		GOVERNMENT AGENCIES—3.1%
		Federal Farm Credit System—0.8%
1,000,000		5.750%, 12/7/2028	1,277,161
		Federal Home Loan Bank System—0.9%
1,100,000		7.125%, 2/15/2030	1,598,628
		Federal Home Loan Mortgage Corporation—0.1%
72,000		6.750%, 9/15/2029	102,366
		Tennessee Valley Authority Bonds—1.3%
2,000,000		Tennessee Valley Authority, 4.650%, 6/15/2035	2,244,171
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $4,128,784)	5,222,326
		MORTGAGE-BACKED SECURITIES—42.4%
		Government Agency—1.1%
1,922,644	[1,2]	FDIC Trust 2013-R2, Class A, 1.250%, 3/25/2033	1,840,823
		Federal Home Loan Mortgage Corporation—16.9%
3,367,461		3.000%, 8/1/2043 - 5/1/2045	3,369,838
5,195,627		3.500%, 4/1/2042 - 9/1/2043	5,360,978
5,053,420		4.000%, 12/1/2041 - 1/1/2042	5,355,002
5,597,905		4.500%, 6/1/2019 - 4/1/2041	6,029,502
2,705,875		5.000%, 7/1/2019 - 6/1/2040	2,947,286
3,355,115		5.500%, 12/1/2020 - 3/1/2040	3,749,908
984,008		6.000%, 4/1/2017 - 7/1/2037	1,111,920
190,012		6.500%, 6/1/2022 - 5/1/2031	217,920
278,112		7.000%, 12/1/2029 - 4/1/2032	325,331
Annual Shareholder Report
4

Principal Amount			Value
		MORTGAGE-BACKED SECURITIES—continued
		Federal Home Loan Mortgage Corporation—continued
$67,680		7.500%, 12/1/2030 - 1/1/2031	$80,322
8,764		8.500%, 5/1/2030	10,651
3,205		9.000%, 2/1/2025 - 5/1/2025	3,774
		TOTAL	28,562,432
		Federal National Mortgage Association—14.6%
6,638,375		3.500%, 8/1/2042 - 9/1/2042	6,869,473
5,375,258		4.000%, 2/1/2041 - 4/1/2042	5,702,317
6,426,012		4.500%, 12/1/2019 - 2/1/2042	6,962,362
1,459,208		5.000%, 7/1/2034 - 7/1/2040	1,608,211
1,096,485		5.500%, 11/1/2021 - 4/1/2036	1,223,498
1,460,770		6.000%, 4/1/2016 - 3/1/2038	1,639,002
157,161		6.500%, 6/1/2029 - 11/1/2035	181,058
257,391		7.000%, 2/1/2024 - 4/1/2032	300,676
11,961		7.500%, 8/1/2028 - 2/1/2030	14,030
11,784		8.000%, 7/1/2030	14,207
		TOTAL	24,514,834
		Government National Mortgage Association—9.8%
1,964,442		3.000%, 7/20/2045	1,993,626
5,931,088		3.500%, 6/15/2042	6,188,869
4,355,362		4.500%, 6/20/2039 - 8/20/2040	4,715,598
751,144		5.000%, 7/15/2034	836,469
1,872,308		6.000%, 4/15/2032 - 7/20/2038	2,125,392
593,139		6.500%, 12/15/2023 - 5/15/2032	685,801
12,671		7.500%, 10/15/2029 - 3/20/2030	15,084
2,467		8.000%, 4/15/2030	2,930
		TOTAL	16,563,769
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $68,421,949)	71,481,858
		COLLATERALIZED MORTGAGE OBLIGATIONS—6.6%
		Non-Agency Mortgage-Backed Securities—6.6%
870,852		Countrywide Alternative Loan Trust 2003-J3, Class 1A3, 5.250%, 11/25/2033	874,813
773,773		Countrywide Home Loans 2007-14, Class A18, 6.000%, 9/25/2037	713,831
225,985		Credit Suisse Mortgage Trust 2007-4, Class 4A2, 5.500%, 6/25/2037	181,532
580,175	[1,2]	Credit Suisse Mortgage Trust 2012-CIM2, Class A1, 3.000%, 6/25/2042	578,020
2,107,886	[1,2]	Credit Suisse Mortgage Trust 2013-IVR3, Class A2, 3.000%, 5/25/2043	2,068,787
711,856	[1,2]	Credit Suisse Mortgage Trust 2014-WIN2, Class A2, 3.500%, 10/25/2044	722,963
1,458,407	[1,2]	Credit Suisse Mortgage Trust 2015-WIN1, Class A6, 3.500%, 12/25/2044	1,477,098
225,315		First Horizon Alternative Mortgage Securities 2005-FA7, Class 2A1, 5.000%, 9/25/2020	220,401
492,684		Sequoia Mortgage Trust 2012-1, Class 2A1, 3.474%, 1/25/2042	494,033
934,664	[1,2]	Sequoia Mortgage Trust 2014-1, Class 2A5, 4.000%, 4/25/2044	945,210
1,981,306	[1,2]	Sequoia Mortgage Trust 2014-4, Class A5, 3.500%, 11/25/2044	2,007,054
1,049,956		Structured Asset Securities Corp. 2005-17, Class 5A1, 5.500%, 10/25/2035	874,066
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $11,480,004)	11,157,808
		COMMERCIAL MORTGAGE-BACKED SECURITIES—20.9%
		Agency Commercial Mortgage-Backed Securities—17.2%
2,912,000	[1,2]	FREMF Mortgage Trust 2011-K701, 4.436%, 7/25/2048	3,000,045
2,750,000	[1,2]	FREMF Mortgage Trust 2013-K502, 2.834%, 3/25/2045	2,757,256
1,410,000	[1,2]	FREMF Mortgage Trust 2014-K717, 3.630%, 11/25/2047	1,343,667
1,080,000	[1,2]	FREMF Mortgage Trust 2015-K49, 3.848%, 10/25/2048	954,169
1,839,840		FHLMC REMIC K010 A1, 3.320%, 7/25/2020	1,890,156
Annual Shareholder Report
5

Principal Amount			Value
		COMMERCIAL MORTGAGE-BACKED SECURITIES—continued
		Agency Commercial Mortgage-Backed Securities—continued
$2,688,018		FHLMC REMIC K050 A1, 2.802%, 1/25/2025	$2,737,569
4,000,000		FHLMC REMIC K703 A2, 2.699%, 5/25/2018	4,086,558
2,000,000		FHLMC REMIC K704 A2, 2.412%, 8/25/2018	2,030,865
2,543,912		FHLMC REMIC K720 A1, 2.316%, 11/25/2021	2,558,226
1,500,000		FHLMC REMIC K721 A1, 2.610%, 1/25/2022	1,525,048
5,927,739		FNMA REMIC 2011-M7 A2, 2.578%, 9/25/2018	6,017,013
		TOTAL	28,900,572
		Non-Agency Commercial Mortgage-Backed Securities—3.7%
3,066,494		Commercial Mortgage Pass-Through Certificates 2012-LC4, Class A2, 2.256%, 12/10/2044	3,080,240
1,936,135	[1,2]	DBUBS Mortgage Trust 2011-LC2A, Class A2, 3.386%, 7/10/2044	1,944,725
350,580	[1,2]	GS Mortgage Securities Corp. 2010-C2, Class A1, 3.849%, 12/10/2043	360,304
141,055	[1,2]	JP Morgan Chase Commercial Mortgage Securities 2010-C2, Class A1, 2.749%, 11/15/2043	142,004
752,886	[1,2]	WF-RBS Commercial Mortgage Trust 2011-C3, Class A2, 3.240%, 3/15/2044	754,941
		TOTAL	6,282,214
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $35,327,120)	35,182,786
		REPURCHASE AGREEMENT—4.1%
6,945,000		Interest in $600,000,000 joint repurchase agreement 0.32%, dated 12/31/2015 under which Bank of America, N.A. will repurchase securities provided as collateral for $600,021,333 on 1/4/2016. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 2/25/2044 and the market value of those underlying securitis was $618,021,974. (AT COST)	6,945,000
		TOTAL INVESTMENTS—99.7% (IDENTIFIED COST $164,301,676)[3]	168,176,079
		OTHER ASSETS AND LIABILITIES - NET—0.3%[4]	565,630
		TOTAL NET ASSETS—100%	$168,741,709
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2015, these restricted securities amounted to $20,897,066, which represented 12.4% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2015, these liquid restricted securities amounted to $20,897,066, which represented 12.4% of total net assets.
3	The cost of investments for federal tax purposes amounts to $164,162,447.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of December 31, 2015, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronyms are used throughout this portfolio:
FDIC	—Federal Deposit Insurance Corporation
FHLMC	—Federal Home Loan Mortgage Corporation
FNMA	—Federal National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
6

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.12	$10.95	$11.55	$11.66	$11.50
Income From Investment Operations:
Net investment income	0.25[1]	0.27[1]	0.26[1]	0.30[1]	0.35[1]
Net realized and unrealized gain (loss) on investments and futures contracts	(0.19)	0.23	(0.49)	0.03	0.29
TOTAL FROM INVESTMENT OPERATIONS	0.06	0.50	(0.23)	0.33	0.64
Less Distributions:
Distributions from net investment income	(0.30)	(0.33)	(0.37)	(0.44)	(0.48)
Net Asset Value, End of Period	$10.88	$11.12	$10.95	$11.55	$11.66
Total Return[2]	0.52%	4.62%	(2.05)%	2.98%	5.78%
Ratios to Average Net Assets:
Net expenses	0.76%	0.76%	0.76%	0.76%	0.74%
Net investment income	2.25%	2.45%	2.34%	2.60%	3.10%
Expense waiver/reimbursement[3]	0.03%	0.04%	0.03%	0.01%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$168,742	$187,012	$201,117	$246,569	$281,306
Portfolio turnover	34%	51%	94%	127%	157%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	27%	26%	38%	31%	51%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
7

Statement of Assets and Liabilities
December 31, 2015
Assets:
Total investment in securities, at value (identified cost $164,301,676)		$168,176,079
Cash		11,793
Income receivable		602,857
Receivable for shares sold		12,649
TOTAL ASSETS		168,803,378
Liabilities:
Payable for shares redeemed	$23,972
Payable to adviser (Note 5)	2,642
Payable for custodian fees	6,237
Payable for transfer agent fee	3,216
Payable for portfolio accounting fees	24,364
Accrued expenses (Note 5)	1,238
TOTAL LIABILITIES		61,669
Net assets for 15,505,506 shares outstanding		$168,741,709
Net Assets Consist of:
Paid-in capital		$161,518,621
Net unrealized appreciation of investments		3,874,403
Accumulated net realized loss on investments and futures contracts		(811,500)
Undistributed net investment income		4,160,185
TOTAL NET ASSETS		$168,741,709
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$168,741,709 ÷ 15,505,506 shares outstanding, no par value, unlimited shares authorized		$10.88
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Statement of Operations
Year Ended December 31, 2015
Investment Income:
Interest (including income on securities loaned of $2,320)		$5,432,324
Expenses:
Investment adviser fee (Note 5)	$1,082,185
Administrative fee (Note 5)	141,135
Custodian fees	23,405
Transfer agent fee	17,775
Directors'/Trustees' fees (Note 5)	2,067
Auditing fees	23,000
Legal fees	8,894
Portfolio accounting fees	98,105
Printing and postage	31,609
Miscellaneous (Note 5)	6,805
TOTAL EXPENSES	1,434,980
Waiver of investment adviser fee (Note 5)	(55,374)
Net expenses		1,379,606
Net investment income		4,052,718
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments		425,058
Net realized loss on futures contracts		(221,056)
Net change in unrealized appreciation of investments		(3,316,660)
Net change in unrealized depreciation of futures contracts		61,812
Net realized and unrealized loss on investments and futures contracts		(3,050,846)
Change in net assets resulting from operations		$1,001,872
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Statement of Changes in Net Assets
Year Ended December 31	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,052,718	$4,757,534
Net realized gain on investments and futures contracts	204,002	438,049
Net change in unrealized appreciation/depreciation of investments and futures contracts	(3,254,848)	3,745,144
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,001,872	8,940,727
Distributions to Shareholders:
Distributions from net investment income	(5,031,901)	(5,762,197)
Share Transactions:
Proceeds from sale of shares	23,920,600	20,359,676
Net asset value of shares issued to shareholders in payment of distributions declared	5,031,900	5,762,197
Cost of shares redeemed	(43,192,276)	(43,405,571)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(14,239,776)	(17,283,698)
Change in net assets	(18,269,805)	(14,105,168)
Net Assets:
Beginning of period	187,011,514	201,116,682
End of period (including undistributed net investment income of $4,160,185 and $5,013,510, respectively)	$168,741,709	$187,011,514
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Notes to Financial Statements
December 31, 2015
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
11

Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. The detail of total fund expense waivers of $55,374 is disclosed in various locations in Note 5.
Premium and Discount Amortization/Paydown Gains and Losses
All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Annual Shareholder Report
12

At December 31, 2015, the Fund had no outstanding futures contracts.
The average notional value of short futures contracts held by the Fund throughout the period was $4,729,801. This is based on amounts held as of each month-end throughout the fiscal period.
Securities Lending
The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
As of December 31, 2015, the Fund had no outstanding securities on loan.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(221,056)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$61,812
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2015	2014
Shares sold	2,172,769	1,852,120
Shares issued to shareholders in payment of distributions declared	459,955	535,023
Shares redeemed	(3,937,774)	(3,948,603)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(1,305,050)	(1,561,460)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for the dollar-roll transactions.
For the year ended December 31, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$125,858	$(125,858)
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
Annual Shareholder Report
13

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2015 and 2014, was as follows:
	2015	2014
Ordinary income	$5,031,901	$5,762,197
As of December 31, 2015, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$4,160,264
Net unrealized appreciation	$4,013,632
Capital loss carryforwards and deferrals	$(950,808)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for dollar-roll transactions.
At December 31, 2015, the cost of investments for federal tax purposes was $164,162,447. The net unrealized appreciation of investments for federal tax purposes was $4,013,632. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,253,380 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,239,748.
At December 31, 2015, the Fund had a capital loss carryforward of $543,134 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration year:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$444,854	$—	$444,854
2017	$98,280	NA	$98,280
The Fund used capital loss carryforwards of $398,661 to offset capital gains realized during the year ended December 31, 2015.
As of December 31, 2015, for federal tax purposes, the Fund had $407,674 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2015, the Adviser voluntarily waived $55,374 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Expense Limitation
The Adviser and certain of its affiliates (which may include FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.76% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) May 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Annual Shareholder Report
14

General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2015, were as follows:
Purchases	$17,702,997
Sales	$3,194,128
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2015, there were no outstanding loans. During the year ended December 31, 2015, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2015, there were no outstanding loans. During the year ended December 31, 2015, the program was not utilized.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund for U.S. Government Securities II (the “Fund”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities II as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 12, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period[1]
Actual	$1,000	$1,004.60	$3.84
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.37	$3.87
1	Expenses are equal to the Fund's annualized net expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: October 1993	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2015
Federated Fund for U.S. Government Securities II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them
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(including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the three-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
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Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
23

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
24

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Fund for U.S. Government Securities II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916207
G00846-01 (2/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $190,960

Fiscal year ended 2014 - $185,550

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $22,860

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Insurance Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 12, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ John B. Fisher

John B. Fisher, Principal Executive Officer

Date February 12, 2016

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 12, 2016